UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material under §240.14a-12

LADDER CAPITAL CORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒    No fee required
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

To the Stockholders of Ladder Capital Corp:

    I am writing to invite you to attend the Annual Meeting of Stockholders of Ladder Capital Corp. The Annual Meeting will be held on June 6, 2023 at 1:00 p.m., Eastern Time, via live webcast on the Internet. You will be able to attend and submit your questions during the meeting at www.virtualshareholdermeeting.com/LADR2023. We have designed the format of the Annual Meeting to ensure that stockholders are afforded similar rights and opportunities to participate as they would at an in-person meeting.

    Information about the meeting, nominees for the election of directors and the proposals to be voted on by stockholders is presented in the following Notice of Annual Meeting and Proxy Statement.

With respect to the matters to consider at the Annual Meeting, the Board of Directors unanimously recommends that you vote:

•FOR the election of the nominees for director in Proposal 1;

•FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm in Proposal 2;

•FOR the approval of the Ladder Capital Corp 2023 Omnibus Incentive Plan in Proposal 3; and

•FOR an amendment to our Second Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding exculpation of officers on Proposal 4.

    Whether or not you plan to attend the Annual Meeting, please vote using the procedures described on the Notice of Internet Availability of Proxy Materials or on the proxy card. It is important that your shares be represented.

    Thank you for your continued support.

Sincerely,

/s/ Alan H. Fishman
Alan H. Fishman
Non-Executive Chairperson of the Board of Directors

LADDER CAPITAL CORP
320 Park Avenue, 15th Floor
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 6, 2023
1:00 p.m., Eastern Time

The Annual Meeting of Stockholders of Ladder Capital Corp will be held virtually via a live webcast on June 6, 2023 at 1:00 p.m., Eastern Time, for the following purposes:

Items of Business

1.Election of the following members of the Board of Directors: Brian Harris and Mark Alexander;

2.Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023;

3.Approval of the Ladder Capital Corp 2023 Omnibus Incentive Plan; and

4.Approval of an amendment to our Second Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding exculpation of officers.

In addition, at the Annual Meeting we will transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The Record Date for this meeting is the close of business on April 10, 2023.

Sincerely,

/s/ Alan H. Fishman
Alan H. Fishman
Non-Executive Chairperson of the Board of Directors

New York, NY
April [●] , 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2023:
The Notice of Internet Availability of Proxy Materials, Notice of Meeting and
Proxy Statement are available free of charge at www.proxyvote.com

LADDER CAPITAL CORP
320 Park Avenue, 15th Floor
New York, New York 10022

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

June 6, 2023

GENERAL INFORMATION

Why am I receiving these materials?

    Ladder Capital Corp (“Ladder” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the 2023 annual meeting of stockholders (the “Annual Meeting”) to be held virtually on June 6, 2023 at 1:00 p.m., Eastern Time, and at any postponement(s) or adjournment(s) thereof. The Annual Meeting will be conducted via a live webcast on the Internet at www.virtualshareholdermeeting.com/LADR2023.

    We are providing you this proxy statement (the “Proxy Statement”) and the enclosed proxy card or the Notice of Internet Availability of Proxy Materials (the “Notice”) because the Company’s Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting. You are invited to attend the Annual Meeting via the Internet to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may complete, sign and return the enclosed proxy card or follow the instructions below to submit your proxy over the Internet, by phone or by mail, if you requested printed copies of the proxy materials.

    This Proxy Statement is first being made available on or about April [●] , 2023, to all stockholders of record entitled to vote at the Annual Meeting.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

    Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending the Notice to its stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of this Annual Meeting and the cost to the Company associated with the physical printing and mailing of materials.

What is included in these proxy materials?

    These proxy materials include:

•The Notice of 2023 Annual Meeting of Stockholders;

•This Proxy Statement for the 2023 Annual Meeting; and

•The Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on February 13, 2023 (the “Annual Report”).

    If you requested printed versions by mail, these proxy materials also include the proxy card or voting instruction form for the Annual Meeting.

What matters will be voted on at the Annual Meeting?

    The Company is aware of the following matters to be voted on by stockholders of record at the Annual Meeting:

1.Election to the Board of the nominees named in this Proxy Statement (“Proposal 1”);

2.Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023 (“Proposal 2”);

3.Approval of the Ladder Capital Corp 2023 Omnibus Incentive Plan (“Proposal 3”); and

4.Approval of an amendment to our Second Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding exculpation of officers (“Proposal 4”).

    With respect to the election of directors, stockholders present in person or represented by proxy and entitled to vote may vote “For” the nominees for the Board or may “Withhold” authority to vote for the nominees identified in Proposal 1. Stockholders present in person or represented by proxy and entitled to vote may vote either “For” or “Against” or may choose to abstain from voting on Proposals 2, 3 and 4.

Will any other business be conducted at the meeting?

    Other than the proposals referred to in this Proxy Statement, the Company knows of no other matters to be submitted for a vote of the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

What are the Board’s voting recommendations?

    The Board recommends that you vote your shares:

•FOR the election of the nominees for director in Proposal 1;

•FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023 in Proposal 2;

•FOR the approval of the Ladder Capital Corp 2023 Omnibus Incentive Plan in Proposal 3; and

•FOR an amendment to our Second Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding exculpation of officers in Proposal 4.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How can I obtain an additional copy of the proxy materials?

    The Company has adopted an SEC-approved procedure called “householding.” Under this procedure, the Company may deliver a single copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to multiple stockholders who share the same address unless the Company has received contrary instructions from one or more of those stockholders. This procedure reduces the environmental impact of the Company’s annual meetings and reduces the Company’s printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards. Upon written or oral request, the Company will deliver promptly a separate copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to any stockholder at a shared address to which the Company delivered a single copy of any of these documents.

    To receive free of charge a separate copy of the Notice and, if applicable, this Proxy Statement or the Annual Report, or separate copies of any future notice, Proxy Statement or Annual Report, stockholders may email the Company at Investor.Relations@laddercapital.com or call (917) 369-3207.

    If you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact the Company using the email address and phone number above. Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

How can I get electronic access to the proxy materials?

    The Notice will provide you with instructions regarding how to use the Internet to:

•View the Company’s proxy materials for the Annual Meeting; and

•Instruct the Company to send future proxy materials to you by email.

    The Company’s proxy materials are also available at ir.laddercapital.com. This website address is included for reference only. The information contained on the Company’s website is not incorporated by reference into this Proxy Statement.

    Choosing to receive future proxy materials by email will reduce the impact of the Company’s annual meetings on the environment and will save the Company the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who may vote at the Annual Meeting?

    No shares of our Class B common stock are outstanding. Accordingly, only holders of record of our Class A common stock at the close of business on April 10, 2023 (the “Record Date”) are entitled to receive notice of, to attend, and to vote in person via webcast at the Annual Meeting as set forth below. As of the Record Date, there were [●] shares of Class A common stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

    If on the Record Date, your shares were registered directly in your name with Ladder’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may cast your vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

    If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

If I am a stockholder of record, how do I vote?

    If you are a stockholder of record, you may vote:

•Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

•By Mail. If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

•At the Virtual Annual Meeting. You may also vote at the Annual Meeting. For more information, see “What do I need to attend the Annual Meeting?”

If I am a beneficial owner of shares held in street name, how do I vote?

    If you are a beneficial owner of shares held in street name, you may vote:

•Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found in your Notice. The availability of Internet voting may depend on the voting process of the organization that holds your shares.

•By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.

•By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

•At the Virtual Annual Meeting. You may also vote at the Annual Meeting if you obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy.

What do I need to attend the Annual Meeting?

    We will host the Annual Meeting via a live webcast on the Internet at www.virtualshareholdermeeting.com/LADR2023. You will not be able to attend the Annual Meeting in person but will be afforded the same rights and opportunities to participate as you would at an in-person meeting. Stockholders may vote and submit questions while participating in the Annual Meeting via the Internet. A summary of the information you need to attend the Annual Meeting online is provided below:

•Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.

•We encourage you to access the Annual Meeting online prior to its start time.

•The webcast will start at 1:00 p.m., Eastern Time.

•You will need your 16-Digit Control Number to enter the Annual Meeting.

•A webcast replay of the Annual Meeting will be available at www.virtualshareholdermeeting.com/LADR2023 until 11:59 p.m., Eastern Time, on June 6, 2024.

Why does the Company hold a virtual Annual Meeting?

We value and encourage broad investor participation and believe that a virtual meeting provides an opportunity for stockholders to more easily attend and participate. A virtual meeting, while affording stockholders the same rights and opportunities to participate as they would at an in-person meeting, reduces travel and is therefore more environmentally-friendly for both Ladder and its investors, and also reduces costs, including venue rental, travel, catering and other expenses.

What is the quorum requirement?

    A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority in voting power of our outstanding Class A common stock entitled to vote at the Annual Meeting are present at the meeting or represented by proxy. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, we may adjourn the meeting to another date to solicit additional proxies.

How are proxies voted?

    All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

    Stockholders of Record. If you are a stockholder of record and you:

•Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or

•Sign and return a proxy card without giving specific voting instructions,

then the persons named as proxy holders, Paul J. Miceli and Kelly Porcella, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in accordance with their best judgment with respect to any other matters properly presented for a vote at the Annual Meeting.

    Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This situation is generally referred to as a “broker non-vote.”

    Broker non-votes and abstentions will, however, be counted towards determining whether or not a quorum is present.

Which proposals are considered “routine” or “non-routine”?

    The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023 (Proposal 2) is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal 2.

    The election of directors (Proposal 1), the approval of the Ladder Capital Corp 2023 Omnibus Incentive Plan (Proposal 3) and the approval of an amendment to our Second Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding exculpation of officers (Proposal 4) are each considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with such Proposals.

How many votes are needed to approve each proposal?

    Proposal 1. Each share of Class A common stock entitles the holder thereof to one vote for each director nominee named in this Proxy Statement. The election of each director nominee will require the affirmative vote of holders of a plurality of the votes cast by shares of Class A common stock present in person via webcast or represented by proxy at the Annual Meeting.

    Proposal 2. Each share of Class A common stock entitles the holder thereof to one vote on Proposal 2 (the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2023). Approval of Proposal 2 will require the affirmative vote of holders of a majority of votes cast by shares of Class A common stock present in person via webcast or represented by proxy at the Annual Meeting.

Proposal 3. Each share of Class A common stock entitles the holder thereof to one vote on Proposal 3 (the Ladder Capital Corp 2023 Omnibus Incentive Plan). Approval of Proposal 3 will require the affirmative vote of holders of a majority of votes cast by shares of Class A common stock present in person via webcast or represented by proxy at the Annual Meeting.

Proposal 4. Each share of Class A common stock entitles the holder thereof to one vote on Proposal 4 (approval of an amendment to our Second Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding exculpation of officers). Approval of Proposal 4 will require the affirmative vote of holders of a majority of the outstanding shares of Class A common stock entitled to vote on this proposal.

How are broker non-votes and abstentions treated?

    Broker non-votes and abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, broker non-votes, abstentions and votes withheld are not considered votes cast and therefore will have no effect on the outcome of Proposal 1, Proposal 2 or Proposal 3. Broker non-votes and abstentions will have the same effect as a vote “Against” Proposal 4.

    In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the Notice or voting instruction form.

What does it mean if I receive more than one proxy card?

    If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

    You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting. Prior to the applicable cutoff time, you may change your vote using the Internet or telephone methods described above, in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted. You may also revoke your proxy and change your vote by signing and returning a new proxy card or voting instruction form dated as of a later date, or by attending the Annual Meeting and voting in person via webcast. However, your attendance at the Annual Meeting in person via webcast will not automatically revoke your proxy unless you properly vote at the Annual Meeting in person via webcast or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Company’s Secretary at Ladder Capital Corp, c/o Investor Relations at Investor.Relations@laddercapital.com, prior to the Annual Meeting.

Who will serve as the inspector of election?

    A representative from Broadridge Financial Solutions, Inc. (“Broadridge”) will serve as the inspector of election.

Is my vote confidential?

    Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•As necessary to meet applicable legal requirements;

•    To allow for the tabulation and certification of votes; and

•    To facilitate a successful proxy solicitation.

    Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How will our directors and officers vote on the proposals?

    The directors and executive officers of Ladder have informed Ladder that, as of the date of the filing of this Proxy Statement, they intend to vote all shares of Class A common stock owned by them “For” Proposal 1, Proposal 2, Proposal 3 and Proposal 4. As of the Record Date, the directors and executive officers owned, in the aggregate, [●] shares of Class A common stock entitled to vote at the Annual Meeting.

Who is paying for this proxy solicitation?

    The Company will pay the entire cost of soliciting proxies. We have engaged Broadridge to assist with the preparation and distribution of the proxy solicitation materials for the Annual Meeting, act as vote tabulator and host the virtual meeting, at a base fee of $15,000 plus reimbursement of reasonable expenses. We have engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies for the Annual Meeting. We will pay MacKenzie Partners a fee of $20,000 and reasonable out-of-pocket expenses for its services. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

    Our directors and employees also may solicit proxies in person, by telephone or by other means of communication. However, they will not receive any compensation for soliciting proxies.
How can I find out the results of the voting at the Annual Meeting?

    Preliminary voting results will be announced at the Annual Meeting. Final voting results are expected to be published on a Current Report on Form 8-K filed within four business days after the Annual Meeting.

Where are the Company’s principal executive offices located, and what is the Company’s main telephone number?

    The Company’s principal executive offices are located at 320 Park Avenue, 15th Floor, New York, NY 10022, and the Company’s main telephone number is (212) 715-3170.

Whom may I contact with questions?

    If you have any questions or require any assistance with voting your shares, please contact your broker or similar agent, or the Company’s Investor Relations team at (917) 369-3207.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2024 annual meeting of stockholders?

    Notice of any proposal that a stockholder intends to present at the 2024 annual meeting of stockholders, as well as any director nominations, must be delivered to the Company’s Secretary by mail at 320 Park Avenue, 15th Floor, New York, NY 10022, or by email at Investor.Relations@laddercapital.com, no earlier than February 7, 2024, and no later than the close of business on March 8, 2024. The notice must be submitted by a stockholder of record and must set forth the information required by the Company’s Amended and Restated Bylaws with respect to each director nomination or other proposal that the stockholder intends to present at the 2024 annual meeting of stockholders.

    To be considered for inclusion in the Company’s Proxy Statement, all proposals must be submitted in writing to the Company’s Secretary so that they are received no later than December 26, 2023. All proposals must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. If you are a beneficial owner of shares held in street name, you can contact the organization that holds your shares for information about how to register your shares directly in your name as a stockholder of record.

No Incorporation by Reference

This Proxy Statement includes several website addresses or references to additional company reports or resources found on our corporate website. These website addresses are intended to provide inactive, textual references only. The information on these websites, including the information contained in those reports or resources, is not part of this Proxy Statement and is not incorporated by reference in this Proxy Statement.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Nominees for Election to the Board

    Identified below are the two nominees for election as a director. At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the two nominees named in this Proxy Statement. Each of the directors listed below has consented to being named as a nominee in this Proxy Statement and serving on the Board, if elected. Each director, if elected at the Annual Meeting, will serve a three-year term until the 2026 annual meeting of stockholders and each respective successor is duly elected and qualified.

Name	Age as of the Annual Meeting	Position with the Company

Brian Harris	62	Chief Executive Officer and Director
Mark Alexander	61	Director

    The Board and its Nominating and Corporate Governance Committee believe the skills, qualities, attributes and experience of Messrs. Harris and Alexander provide the Company with business acumen and a diverse range of perspectives to help effectively address the Company’s evolving needs and represent the best interests of the Company’s stockholders. The biographies below describe the skills, qualities, attributes and experience of the nominees that led the Board and the Nominating and Corporate Governance Committee to determine that it is appropriate to nominate these directors for election.

Brian Harris. Mr. Harris is a co-founder of Ladder and has served as Chief Executive Officer (“CEO”) of Ladder since its formation in October 2008. Mr. Harris made a $25 million personal investment in Ladder at its inception and owns over five percent (5%) of the outstanding Class A common stock of Ladder, which we believe demonstrates his strong alignment with the interests of Ladder’s stockholders. Mr. Harris has been a director of Ladder Capital Corp since its formation in May 2013 and a director of Ladder Capital Finance Holdings LLLP (“LCFH”) since October 2008. Mr. Harris has over 37 years of experience in the real estate and financial markets. Prior to forming Ladder, Mr. Harris served as a Senior Partner, Managing Director and Head of Global Commercial Real Estate at Dillon Read Capital Management (“DRCM”), a wholly-owned subsidiary of UBS AG, from June 2006 to May 2007, managing over $500 million of equity capital from UBS AG for DRCM’s commercial real estate activities globally. Mr. Harris earned a B.S. in Biology and an M.B.A. from The State University of New York at Albany. Mr. Harris’ extensive real estate and financial experience qualify him to serve as a member of our Board.

    Mark Alexander. Mr. Alexander was appointed a director of Ladder in June 2015. Mr. Alexander is Head of Technology and Operations at Rockefeller Capital Management, a privately-owned financial services firm offering global family office, asset management and strategic advisory services to ultra-high-net-worth individuals, families and institutions. Prior to joining Rockefeller, Mr. Alexander was the Chief Executive Officer and board member of iCreditWorks, a FinTech start-up that leverages mobile and emerging technologies to transform point-of-care lending between healthcare consumers and professionals. Mr. Alexander has spent his career focusing on financial services, technology and operations, previously serving as an Executive Advisor to McKinsey & Company, Aquiline Capital Partners, and Broadridge Financial Solutions, as well as other advisory services through his company, Latigo Financial Services (“Latigo”). Prior to forming Latigo, Mr. Alexander spent 24 years at Merrill Lynch and its successor Bank of America Merrill Lynch, becoming the Chief Information Officer and Head of Technology and Operations for Global Markets and Global Wealth and Investment Management. Mr. Alexander is a Certified Public Accountant (inactive) and received a B.B.A. from Hofstra University and an M.B.A. from New York University’s Stern School of Business. Mr. Alexander’s extensive financial and accounting experience qualifies him to serve as a member of our Board.

Directors

    The following sets forth information regarding our current Board. Biographical information pertaining to Messrs. Harris and Alexander, who are our current nominees for reelection to the Board at the Annual Meeting, can be found in the section above entitled “Nominees for Election to the Board.”

Name	Age as of the Annual Meeting	Position with the Company

Alan H. Fishman	77	Non-Executive Chairperson of the Board
Brian Harris	62	Chief Executive Officer and Director
Mark Alexander	61	Director
Douglas Durst	78	Director
Pamela McCormack	52	President and Director
Jeffrey Steiner	69	Director
David Weiner	62	Director

    Alan H. Fishman. Mr. Fishman is Non-Executive Chairperson of the Board of Directors of Ladder. Mr. Fishman was appointed as Non-Executive Chairperson of Ladder at its formation in May 2013 and previously was the Non-Executive Chairperson of our operating partnership, LCFH, since its formation in October 2008. Mr. Fishman has had an extensive career in the financial services industry, having served in top executive positions at Washington Mutual Inc., Independence Community Bank, Sovereign Bancorp. and ContiFinancial Corp., and as the chairperson of Meridian Capital Group. Mr. Fishman has been a private equity investor focusing on financial services at Neuberger and Berman, Adler & Shaykin and at his own firm, Columbia Financial Partners LP, and has held a variety of senior executive positions at Chemical Bank and American International Group. In addition, Mr. Fishman is a member of the board of directors of Santander Holdings USA, Inc. and is the lead independent director, chairperson of the Audit Committee and a member of the Executive and Risk Committees of its subsidiary, Santander Bank, N.A., as well as chairperson of Santander Investment Securities Inc. Mr. Fishman is also Chairperson Emeritus of both the Board of Trustees of the Brooklyn Academy of Music and the Brooklyn Community Foundation. Mr. Fishman is on the audit committee at Continental Grain Company, on the board of MDSolarSciences, as well as the boards of several other not-for-profit and civic organizations. Mr. Fishman received a B.S. from Brown University and a Masters in Economics from Columbia University. Mr. Fishman’s extensive financial management experience qualifies him to serve as a member of our Board.

Pamela McCormack. Ms. McCormack was appointed a director of Ladder in June 2019. Ms. McCormack is a co-founder and the President of Ladder. Before forming Ladder in October 2008, Ms. McCormack served as Head/Co-Head of Transaction Management - Global Commercial Real Estate at both DRCM and UBS Investment Bank, managing teams responsible for the structuring, negotiating and closing of all real estate investments globally. Ms. McCormack received a B.A. from the State University of New York at Stony Brook and a J.D. from St. John’s University School of Law, and currently serves on the Advisory Board of St. John’s Mattone Family Institute for Real Estate Law. Ms. McCormack has over 25 years of experience in commercial real estate finance. Ms. McCormack’s extensive experience in the real estate industry qualifies her to serve as a member of our Board.

    David Weiner. Mr. Weiner was appointed a director of Ladder in June 2019. Mr. Weiner has over 30 years of investment industry experience and has been a Senior Vice President of Investments at Stifel Financial Corporation (“Stifel”) since 2014. Prior to Stifel, Mr. Weiner created and managed Chrome Capital Management, LLC (“Chrome”), a registered investment advisor. Prior to founding Chrome, Mr. Weiner was a Managing Director at RBC Capital Markets, where he led the equity swap desk and marketed equity derivatives to RBC’s corporate clients. Mr. Weiner began his career in the actuarial field. He holds a B.S. in Economics from the State University of New York at Albany. Mr. Weiner’s extensive investment industry experience qualifies him to serve as a member of our Board.

Douglas Durst. Mr. Durst was appointed a director of Ladder in January 2014. Mr. Durst is the chairman and a member of the third generation to lead The Durst Organization, one of the oldest family-run commercial and residential real estate companies in New York City. Mr. Durst joined the Durst Organization in 1968, learning the business from his father, Seymour, and two uncles, Roy and David. Under the leadership of Douglas and his cousin Jody, The Durst Organization built the nation’s first sustainable skyscraper, 151 West 42nd Street (formerly 4 Times Square), and the first LEED Platinum high-rise office tower, The Bank of America Tower at One Bryant Park. Today, the company owns, manages and operates a 13-million square foot office portfolio and nearly 3,500 residential rental units, as well as overseeing the development, management and leasing of One World Trade Center. Mr. Durst is the chairman of the Real Estate Board of New York and he serves as a director of The New School, The Roundabout Theater and Primary Stages. Mr. Durst also serves as a board member of the Earth Day Initiative. Mr. Durst received a B.A. from the University of California Berkeley and a Doctor of Humane Letters (honoris causa) from each of the City University of New York and Allegheny College. Mr. Durst’s extensive experience in the real estate industry qualifies him to serve as a member of our Board.

Jeffrey B. Steiner. Mr. Steiner was appointed a director of Ladder in July 2018. Mr. Steiner is a Partner at McDermott Will & Emery LLP, an international law firm, and has more than 35 years of experience in real estate, real estate finance and real estate capital markets transactions. Mr. Steiner currently serves as the Global Head of the Real Estate Finance Group of McDermott Will & Emery, co-managing partner of the firm’s New York office, and a member of the firm’s Management Committee. Prior to joining McDermott Will & Emery in March 2018, Mr. Steiner was a Partner at DLA Piper LLP (US) from September 2008 to March 2018, where he was the Global Co-Chairperson of the Finance Department and a member of the firm’s Executive Committee. Mr. Steiner holds a J.D. from Fordham University School of Law and a B.A. from McGill University. Mr. Steiner’s extensive experience in the real estate industry qualifies him to serve as a member of our Board.

The compensation program for our non-employee directors is described below under “Executive Compensation—Director Compensation.”

Board Characteristics, Experience and Skills

Our current directors provide an array of qualifications and attributes that inform their perspectives and benefit Ladder. Our Board includes directors with knowledge of, and/or with experience in:

	Fishman	Harris	Alexander	Durst	McCormack	Steiner	Weiner
Accounting/Auditing	•		•				•
Business Operations	•	•	•	•	•	•	•
Capital Management	•	•	•	•	•		•
Environmental, Social, Governance (ESG)				•	•
Financial Expertise/Literacy	•	•	•	•	•	•	•
Independence	•		•	•		•	•
Investment Markets		•	•				•
Other Recent Public Company Board Experience	•
Public Company Executive Experience	•	•			•
Regulatory/Risk Management	•	•	•		•	•
REIT/Real Estate Industry Experience	•	•	•	•	•	•
Technology/Cybersecurity			•
Gender Diversity					•

Corporate Governance

Ladder Corporate Governance Highlights
Independent Non-Executive Chairperson	Ladder stockholders benefit from the experience of, and alignment of interest with, our independent Non-Executive Chairperson who owns 1% of Ladder
No Hedging or Pledging	We prohibit short sales, transactions in derivatives, hedging and pledging of our securities by directors, executive officers and employees
Robust Board Evaluation	A rigorous Board, Committee and director self-assessment process helps our Board evaluate its performance and identify and address any potential gaps
Executive Sessions	Our independent directors hold regular executive sessions
Stock Ownership Guidelines	We have adopted stock ownership guidelines for all executive officers and non-employee directors
ESG Committee	With oversight from our Nominating and Corporate Governance Committee, our ESG Committee of cross-functional leaders drives our ESG strategy development and implementation
Whistleblower Policy	With an anonymous phone line and web-based reporting system, our process helps ensure the confidentiality and protection of whistleblowers
No Stockholder Rights Plan or “Poison Pill”	We do not have a stockholder rights plan or “poison pill”
Independent Directors	Five of our seven directors are independent under applicable NYSE and SEC rules. Our Audit, Compensation and Nominating and Corporate Governance Committees are composed solely of independent directors
Stockholder Engagement	We have a robust year-round stockholder engagement process
Succession Planning	The Board engages in succession planning of executive officers

Board Leadership. Mr. Fishman has served as the independent Non-Executive Chairperson of the Board since Ladder’s inception. The Board believes that Mr. Fishman, who owns approximately one percent (1%) of Ladder’s Class A common stock, is aligned with his fellow stockholders and has the in-depth knowledge of the issues, challenges and opportunities facing Ladder to assure that the Board’s time and attention are focused on what it views as the most critical matters. As Non-Executive Chairperson, Mr. Fishman’s significant core responsibilities include chairing Board meetings, guiding discussions at Board meetings and encouraging director participation and input, presiding at the regularly scheduled executive sessions of the independent directors of the Board, and engaging with directors between Board meetings to further identify items for consideration. Mr. Fishman facilitates robust and effective communication between the directors and members of management, and the Board believes that the overall leadership structure is effective in providing the Board with a well-informed and current view of our business that enhances its ability to address strategic considerations, as well as focus on the opportunities and risks that are of greatest importance to us and our stockholders.

While Mr. Fishman received less than a majority of votes at the 2022 Annual Meeting, the Company received no negative feedback regarding Mr. Fishman’s qualifications for such office. The Company understands that the vote was at least in part due to stockholder views on certain aspects of Ladder’s corporate governance and executive compensation. To address those views, the Company took the actions described in “—Stockholder Engagement and Response to Stockholder Feedback” below.

The Board does not believe that mandating a particular leadership structure is necessary to achieve effective oversight and retains the authority to modify its leadership structure when and, if appropriate, in the best interest of Ladders’ stockholders. The Board takes a thoughtful approach in evaluating and implementing the leadership structure for the Board based on applicable facts and circumstances, including the qualifications and experience of our then-serving directors and the evolving needs of our Company, which necessarily change over time.

Board Structure. The Board, which consists of seven directors, met four times during 2022. The Board is divided into three classes, each serving staggered, three-year terms:

•    Our Class I directors are Messrs. Durst and Steiner;

•    Our Class II directors are Messrs. Fishman and Weiner and Ms. McCormack; and

•    Our Class III directors are Messrs. Harris and Alexander.

    As a result, only one class of directors is elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective terms. Vacancies on our Board can be filled by resolution of our Board.

Consistent with the practice of certain of the Comparable Companies (as defined in “Executive Compensation—Setting Executive Compensation—Role of the Compensation Consultant and Use of Peer Group Data”) and a sizeable number of other Russell 3000 companies, a classified board remains a feature of our corporate governance as it provides:

•Long-term stability by enabling directors to focus on long-term priorities and strategic objectives;

•Continuity of leadership; and

•Protection against coercive takeover tactics.

Board Composition. Ladder has adopted Corporate Governance Guidelines that describe the Company’s criteria for directors and the director nominating process, summarized herein.

The Company seeks to align Board composition with the Company’s strategic direction so that directors possess the skills, experience and backgrounds that are relevant to the key strategic and operational issues that they will oversee and approve. We value the benefits that diversity can bring to the Company and are committed to the promotion of a diverse management team and Board. We think broadly about diversity and recognize that it can include, but is not limited to, gender, sexual orientation, ethnicity, generation, age, background, education, experiences, abilities, and skills. The Company is committed to a diverse and inclusive culture that solicits multiple perspectives and is free of bias and discrimination. Director candidates are typically selected based on their integrity and character, sound, independent judgment, track record of accomplishment in leadership roles, as well as their professional and corporate expertise, skills and experience.

Criteria that are typically considered by the Board in the selection of directors include:

•The independence, judgment, strength of character, reputation in the business community, ethics and integrity of the individual;

•The business or other relevant experience, skills and knowledge that the individual may have that will enable their effective oversight of the Company’s business;

•The fit of the individual’s skill set and personality with those of the other directors so as to build a Board that works together effectively and constructively; and

•The individual’s ability to devote sufficient time to carry out the responsibilities of a Ladder director in light of such individual’s occupation and service on the boards of directors of other public companies.

Nominating Process. The Nominating and Corporate Governance Committee is responsible for screening and recommending to the Board nominees for election as directors of the Company, including nominees recommended by stockholders of the Company. The Nominating and Corporate Governance Committee generally will consider director candidates recommended by a stockholder on the same basis as if such candidates were recommended by other sources, provided that, where a third party has the right to propose for nomination one or more directors to the Board, the selection and nomination of such directors need not be subject to the nominating process described in our Corporate Governance Guidelines. When formulating its Board membership recommendations, the Nominating and Corporate Governance Committee considers advice and recommendations from stockholders, management, and others as it deems appropriate, and will also take into account the performance of incumbent directors in determining whether to recommend them for reelection at the annual meeting of stockholders. The Company, among other resources, may rely upon its vast commercial real estate finance and risk management network in identifying potential qualified candidates for the Board.

    Following the completion of interviews (including, as appropriate, with other directors, the CEO and other members of management) and reference checks of identified candidates, the Nominating and Corporate Governance Committee makes recommendations to the Board with respect to the candidates. The full Board then votes on the committee’s recommendations. A candidate approved by a majority of the Board is nominated for election by the Company’s stockholders at the next annual meeting, or in the case of a vacancy between annual meetings, is appointed by the Board.

    Board Independence. The Board has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment, and affiliations, the Board has determined that Messrs. Fishman, Alexander, Durst, Steiner and Weiner do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of the New York Stock Exchange (“NYSE”). In making these determinations, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.” All matters relating to such relationships fall within the criteria set forth in our Corporate Governance Guidelines. Our Non-Executive Chairperson presides at the regularly scheduled executive sessions of these independent directors of the Board.

    There are no family relationships among the Company’s executive officers and directors.

Board Alignment of Interests. Collectively, members of our Board own over 10% of Ladder’s Class A common stock. The Board believes that such ownership fully aligns their interests with their fellow stockholders. See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” for details of such ownership. See also “Executive Compensation—Director Compensation—Non-Employee Director Stock Ownership Guidelines” for details regarding Ladder’s stock ownership guidelines for directors. The Board also adopted Executive Stock Ownership Guidelines for our Named Executive Officers, who collectively own 7% of Ladder’s Class A common stock. See “Executive Compensation—Compensation Discussion and Analysis—Elements of Compensation—Executive Stock Ownership Guidelines.”

Board Committees. The Board has a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Risk and Underwriting Committee. The Board has determined that all committee members, excluding Mr. Harris, the Company’s CEO, who serves on the Risk and Underwriting Committee, are independent under applicable NYSE and SEC rules for committee memberships.

    All committees operate under written charters adopted by the Board. The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee charters and the Company’s Corporate Governance Guidelines are available on our website at ir.laddercapital.com.

    During 2022, each member of the Board attended or participated in at least 75% of the meetings of the Board and all of the meetings held by each of the Audit, Compensation and Nominating and Corporate Governance committees of the Board on which such person served. The current chairs and members of the committees are shown in the table below.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk and Underwriting Committee

Alan H. Fishman	Member	Member	—	Chair
Brian Harris	—	—	—	Member
Mark Alexander	Chair	—	Member	—
Douglas Durst	—	Chair	Chair	—
Pamela McCormack	—	—	—	—
Jeffrey Steiner	—	Member	—	—
David Weiner	Member	—	—	—

    Audit Committee. The Audit Committee provides assistance to the Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control, cybersecurity and legal compliance functions by approving the services performed by our independent registered public accounting firm and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent registered public accounting firm and takes such actions as it deems necessary to satisfy itself that the independent registered public accounting firm is independent of management, including selecting the audit engagement partner and ensuring that such partner rotates every five years and reviewing and approving non-audit fees and services.

Our Audit Committee is currently comprised of Messrs. Alexander (Chair), Fishman and Weiner. The Board has determined that Mr. Fishman and Mr. Alexander meet the SEC’s definition of Audit Committee Financial Expert and that all members of our Audit Committee meet the requirements for independence and financial literacy under the applicable requirements of the SEC and NYSE rules. The Audit Committee met a total of five times during 2022. The Audit Committee also prepared the Audit Committee Report included in this Proxy Statement.

    Compensation Committee. Among other responsibilities set forth in its charter, the Compensation Committee determines our general compensation policies and recommends to the Board the compensation provided to our directors, our CEO, and our other officers. The Compensation Committee also reviews and recommends to the Board equity-based compensation for our directors and officers. Under its charter, the Compensation Committee has the authority to retain outside legal, accounting or other consultants or experts, including compensation consultants, as it deems necessary in the performance of its duties and without having to seek approval of the Board. For additional information, please see “Executive Compensation—Setting Executive Compensation” below.

    Our Compensation Committee is currently comprised of Messrs. Durst (Chair), Fishman and Steiner. The Board has determined that all members of our Compensation Committee meet the criteria for independence under the applicable requirements of the NYSE and SEC rules. The Compensation Committee met once during 2022. Pursuant to its charter, the Compensation Committee may form one or more subcommittees, each of which may take such actions as may be delegated by the Committee.

Compensation Committee Interlocks and Insider Participation. None of the members of the Compensation Committee is or has been an executive officer of the Company, nor did they have any relationships requiring disclosure by the Company under Item 404 of Regulation S-K, other than those described in the section captioned “Certain Relationships and Related Party Transactions.” None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as a director of the Company or member of the Compensation Committee during 2022.

    Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is currently comprised of Messrs. Durst (Chair) and Alexander. The Nominating and Corporate Governance Committee met once during 2022. After the end of the fiscal year, the Nominating and Corporate Governance Committee recommended to the full Board the nominees named in this Proxy Statement for election to the Board. The Nominating and Corporate Governance Committee is composed entirely of directors who satisfy NYSE director independence standards. As further discussed below, the Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board and its committees. The Nominating and Corporate Governance Committee leads the annual self-assessment by the Board, its committees and its directors and uses the results of this process to help refine and improve the operations of both the Board and its committees. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our Corporate Governance Guidelines and reporting and making recommendations to the Board concerning corporate governance matters. The Committee annually assesses Ladder’s corporate governance practices in comparison to market practices (including other Russell 3000 companies) and the views of proxy advisors. The Committee is also responsible for reviewing the overall adequacy of, and providing oversight with respect to, the Company’s environmental, social and governance (“ESG”) risk management, strategy, initiatives and policies as further described in “—Environmental, Social and Governance (“ESG”)” below and the ESG section of our Investor Relations website at ir.laddercapital.com/esg.

    Risk and Underwriting Committee. The Board also has a Risk and Underwriting Committee, composed of Messrs. Fishman (Chair) and Harris. The committee reviews our internal risk reports and evaluates risk management strategies as more fully described below in “—Board Oversight of Risk Management.” In addition, it reviews and approves: (i) loans greater than $50 million; (ii) real estate equity investments greater than $20 million; (iii) AAA rated securities positions greater than $76 million; (iv) all other investment grade securities positions greater than $51 million; and (v) in the case of non-rated or sub-investment grade securities, any single class of any single issuance in excess of the lesser of (x) $21.0 million and (y) 10% of the total net asset value of the respective Ladder subsidiary or other entity for which Ladder has authority to make investment decisions. The committee also approves aggregate investments in real estate-related corporate debt above $80 million and aggregate investments in real-estate related equity securities above $20 million. This committee endeavors to meet at least quarterly or more frequently as needed depending on the transaction requirements.

Continuing Education. At each Board meeting, members of the Board and management inform each other of, and share their views on, current events and recent industry developments with the benefit of their experience and areas of expertise. Management discusses aspects and performance of each Ladder business line and periodically provides more in-depth presentations on certain business areas, such as financing and asset management. Our Board and Board committees also receive updates as applicable from third party advisors, including the Compensation Committee’s compensation consultant, outside counsel and our independent registered public accounting firm.

Board Evaluation. Each year, our Board conducts a rigorous self-evaluation process. This process is overseen by the Nominating and Governance Committee and conducted by outside counsel with corporate governance experience. The performance evaluations solicit anonymous input from directors regarding the performance and effectiveness of the Board and its committees.

Topics at both the Board and Board committee levels include:

•Timing and agenda of meetings;

•Quality of meeting materials;

•Board composition and diversity;

•Board accountability and effectiveness;

•Leadership and committee structures;

•Standards of conduct;

•Director education opportunities;

•Board compensation; and

•Quality of third party advisors.

For 2022 evaluations conducted in early 2023, the Nominating and Corporate Governance Committee introduced individual director self-assessments, which require each director to reflect on the qualities that affect their performance on, and contribution to, the Board, including:

•Independence;

•Preparation;

•Knowledge and expertise;

•Attendance and time commitment;

•Stockholder alignment;

•Judgment and skills; and

•Participation and contribution to collective decision-making.

The Nominating and Governance Committee reviews the results and feedback from the evaluation process, which are compiled anonymously, and makes recommendations for improvements as appropriate. The Board believes that this annual evaluation process supports its effectiveness and continuous improvement.

Board Oversight of Risk Management. One of the key functions of the Board is informed oversight of our risk management process. The Board administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. Together with management, the Board is responsible for monitoring and assessing short-, medium- and long-term strategic risk exposure, including exposure to risks regarding credit, liquidity, operations and asset/liability matching. Management attends Board meetings at the invitation of the Board and is available to address any questions or concerns raised by the Board on risk management and any other matters. Management provides financial risk management and compliance reports to the Risk and Underwriting Committee, which are included in the Board’s meeting materials and discussed by Ladder's Chief Financial Officer at each Board meeting. The analysis includes items such as interest rate and counterparty risk management, and covenant compliance, compliance relating to status as a REIT and compliance with the Investment Company Act of 1940, as amended. The Board and its committees consult with outside experts as needed to address existing risks and/or anticipate future threats and trends.

Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. Our Audit Committee also has the responsibility to monitor compliance with applicable legal and regulatory requirements, including those of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and review with our independent auditors the adequacy and effectiveness of our internal controls over financial reporting.

Our Audit Committee and Nominating and Corporate Governance Committee are responsible for periodically evaluating the Company’s corporate governance policies and procedures in light of the governance risks that the Company faces and the adequacy of the Company’s policies and procedures designed to address such risks. The Compensation Committee assesses and monitors our compensation policies and programs to, among other goals, seek to ensure employee alignment with stockholders and talent engagement, mitigate retention risk and support recruitment. Our Nominating and Corporate Governance Committee is responsible for developing and reviewing periodically succession plans for key Company executives, including the CEO. Our Risk and Underwriting Committee assesses and monitors our risk management strategies, including, but not limited to, those designed to mitigate credit, interest rate, liquidity and counterparty risk, and investments of material size as described above.

    Board Oversight of Cybersecurity. Ladder maintains a best practice, risk-based approach to cybersecurity, with oversight by a cybersecurity team (the “Cybersecurity Team”) including the Chief Technology Officer; Chief Administrative Officer and General Counsel; Chief Compliance Officer and Senior Regulatory Counsel (“CCO”); and Head of Asset Management, as well as senior representatives from Ladder’s outsourced technology firm. In addition, the Cybersecurity Team is in regular dialogue with the Audit Committee, which oversees cybersecurity on behalf of our Board. The Cybersecurity Team monitors technology trends and developments to inform improvements and adjustments to Ladder's technology, oversees the Company's various cybersecurity training initiatives, and, at least annually, performs a formal evaluation of the Company's cyber risks and mitigants. Ladder maintains a broad assortment of cybersecurity protocols, including:

•Multifactor authentication;

•Managed security service monitoring;

•Annual penetration testing by a rotating third-party vendor;

•Weekly vulnerability scans;

•Cybersecurity training such as quarterly phishing exercises;

•Annual tabletop exercises;

•Annual vendor cybersecurity diligence; and

•Cyber insurance and other relevant insurance policies.

    Codes of Ethics. Our Board has adopted a code of ethics that applies to all of our employees, officers and directors, as well as a code of ethics for senior financial officers. The full text of both codes is available on our website at ir.laddercapital.com. We intend to disclose future amendments to certain provisions of our code of ethics, or waivers of certain provisions as they relate to our directors and executive officers, at the same location on our website or otherwise as required by applicable law. Our CCO is responsible for helping to ensure that our compliance program adequately addresses applicable risks and identifies and addresses violations of our codes of ethics. Our CCO annually evaluates our compliance program and recommends changes for approval by the Audit Committee. As our compliance program also serves as the compliance program for our registered investment advisor, we undergo an annual compliance program review by a third-party regulatory consulting firm, which includes testing our code of ethics policies and procedures.

Stockholder Engagement and Response to Stockholder Feedback

    Stockholder Engagement. Our Board believes that seeking and considering stockholder feedback is critical to driving long-term growth and creating stockholder value. Our stockholder engagement program is a robust, year-round process encompassing meetings held throughout the year with stockholders during which we encourage ongoing, meaningful dialogue about the issues our stockholders find most important.

Our CEO, President, Investor Relations team, and Board regularly engage with stockholders via:

•Quarterly earnings calls;

•One-on-one meetings, phone calls and other correspondence;

•Attendance and participation in investor conferences; and

•Our annual stockholder meeting.*

*All directors are encouraged to attend the Annual Meeting and five directors attended in 2022.

We maintain a comprehensive investor relations website that includes an introductory overview presentation as well as presentations that provide supplemental earnings data in an easy-to-read format.

We have a diversified stockholder base, with only three stockholders, including Brian Harris, our CEO, owning more than five percent of Ladder’s stock as of December 31, 2022, the date of the most recent Section 13G filings. During 2022 and the first quarter of 2023, we had direct contact with many institutional holders of Ladder's common stock and corporate bonds, and we intend to continue to communicate directly with those who request the opportunity to speak with us.

We also:

•Participated in ten investor conferences hosted by various financial institutions; and

•Met with approximately 150 buy-side investor accounts at conferences or at separate one-on-one investor meetings or calls.

Ahead of each annual meeting, the Non-Executive Chairperson of our Board, Mr. Fishman, who is also a member of our Compensation and Audit Committees, and our Chief Administrative Officer and General Counsel, Ms. Porcella, who is also our Head of ESG, contact our largest institutional shareholders to provide them with the opportunity to discuss the Company’s strategies with regard to corporate governance, executive compensation, and ESG, and answer any questions. Mr. Fishman and Ms. Porcella engage directly with stockholders who respond affirmatively by videoconference or teleconference. Ladder continued to place a high priority on engagement with our stockholders in 2022, with Mr. Fishman and Ms. Porcella proactively reaching out to our ten largest institutional stockholders, which represented approximately 37% of our outstanding shares. This outreach included meetings between Mr. Fishman, Ms. Porcella and five institutional investors that represented approximately 23.1% of our outstanding shares. Ms. Porcella and our President, Ms. McCormack, also followed up in the proxy off-season with our largest investors to review their in-depth feedback in formulating our actions in response to our 2022 Annual Meeting results.

Response to Stockholder Feedback. Our Board reviews our annual meeting results, ongoing stockholder feedback and corporate governance and compensation trends to help drive and develop our stockholder engagement priorities. The priority topics for stockholders during our 2022 outreach included Ladder’s business performance and strategy, our ESG initiatives and sustainability website, classified board structure, board diversity, legacy co-founder vesting provisions and frequency of our “Say on Pay” vote.

We made meaningful changes in direct response to feedback from our stockholders:

Investors Asked That We Explain . . .	. . . How We Responded
How Ladder engages with and listens to stockholders . . .
•Considered stockholder feedback and took action in light of Mr. Fishman receiving less than a majority of votes at the 2022 Annual Meeting, as described in “Directors, Executive Officers and Corporate Governance—Corporate Governance—Board Leadership;”

•Adopted stock ownership guidelines for our Named Executive Officers, as more fully described in “Executive Compensation—Compensation Discussion and Analysis—Elements of Compensation—Executive Stock Ownership Guidelines,” although our co-founders’ historical and actual stock holdings meaningfully exceed the guidelines;

•Provided stockholders with more opportunities for input on the Company’s ability to make equity-based grants by not including an “evergreen” annual share reserve increase provision in the new Ladder Capital Corp 2023 Omnibus Incentive Plan proposed for stockholder approval as disclosed in this Proxy Statement;

•Explained Ladder’s actions and considerations with regard to the results of our most recent Say-on-Pay and Say-on-Frequency advisory votes in “Executive Compensation—Compensation Discussion and Analysis—Setting Executive Compensation;” and

•Described our robust stockholder engagement with greater detail in “Directors, Executive Officers and Corporate Governance—Stockholder Engagement and Response to Stockholder Feedback.”

Investors Asked That We Explain . . .	. . . How We Responded
Why Ladder’s Board membership, structure and leadership are appropriate for the Company . . .
•Strengthened our Board evaluation process by introducing individual director self-assessments that require each director to annually reflect on the qualities that affect their performance on, and contribution to, the Board and enhanced our disclosure of the overall Board evaluation process in “Directors, Executive Officers and Corporate Governance—Corporate Governance—Board Evaluation;”

•Added a Board matrix in “Directors, Executive Officers and Corporate Governance—Board Characteristics, Experience and Skills;”

•As mentioned above, considered stockholder feedback and took action in light of Mr. Fishman receiving less than a majority of votes at the 2022 Annual Meeting, as described in “Directors, Executive Officers and Corporate Governance—Corporate Governance—Board Leadership;”

•Added disclosure regarding:

◦The benefits of our classified Board structure in “Directors, Executive Officers and Corporate Governance—Corporate Governance—Board Structure;”

◦Our Board’s alignment of interest with fellow stockholders in “Directors, Executive Officers and Corporate Governance—Corporate Governance—Board Alignment;”

◦Our corporate governance policies in “Directors, Executive Officers and Corporate Governance—Corporate Governance—Ladder Corporate Governance Highlights;”

◦Our directors’ continuing education in “Directors, Executive Officers and Corporate Governance—Corporate Governance—Continuing Education;”

◦Our Board’s oversight of risk management in “Directors, Executive Officers and Corporate Governance—Corporate Governance—Board Oversight of Risk Management;” and

◦Our stock ownership guidelines for our non-employee directors, first adopted in 2017, in “Executive Compensation—Director Compensation—Non-Employee Director Stock Ownership Guidelines.”

Investors Asked That We Explain . . .	. . . How We Responded
How is Ladder’s compensation linked to performance?
•Clearly illustrated the pay for performance alignment of our CEO compensation in “Executive Compensation—Compensation Discussion and Analysis—Setting Executive Compensation—Elements of Compensation—Historical CEO Compensation;”

•Showed how 89% of the aggregate total 2022 compensation of our Named Executive Officers was determined based on performance in “Executive Compensation—Compensation Discussion and Analysis—Elements of Compensation;”

•Clarified that all of our Named Executive Officers are granted equity awards that vest subject to performance-based vesting criteria in “Executive Compensation—Compensation Discussion and Analysis—Setting Executive Compensation—Performance-Based Compensation,” other than our CEO, who is a greater than five percent (5%) stockholder and has specifically negotiated vesting rights in his employment agreement; and

•Explained how the Named Executive Officers have historically allocated about 40% of the aggregate equity-based incentive compensation to which they were entitled to other employees (subject to time- and performance-based vesting provisions) to further Company-wide alignment with stockholders, in “Executive Compensation—Compensation Discussion and Analysis—Elements of Compensation—Long-Term Equity Compensation.”

Why co-founders should continue to receive fully vested stock as part of their annual incentive compensation . . .
•Committed to not providing similar provisions for new officers and increased our disclosure regarding the differences between co-founder legacy vesting provisions and those for more recent officers, as more fully described in “Executive Compensation—Compensation Discussion and Analysis—Elements of Compensation—Vesting;”

•Conveyed the Board’s decision-making process, in light of stockholder feedback, in continuing to honor these legacy contractual arrangements to retain the core of the management team, as more fully described in “Executive Compensation—Compensation Discussion and Analysis—Setting Executive Compensation—Current Compensation Arrangements;” and

•As mentioned above, adopted stock ownership guidelines for our Named Executive Officers, as more fully described in “Executive Compensation—Compensation Discussion and Analysis—Elements of Compensation—Executive Stock Ownership Guidelines,” although our co-founders’ historical and actual stock holdings meaningfully exceed the guidelines.

Ladder’s approach to climate change . . .
•Actively engaged with a carbon accounting firm to better understand and help quantify our impact on climate change, which we expect to disclose in further detail on the ESG section of our Investor Relations website. See “Directors, Executive Officers and Corporate Governance—Environmental, Social and Governance (“ESG”)—Our Impact on Climate Change.”

Communications with the Board. Any matter intended for the Board, for any of its committees, or for any individual member or members of the Board, should be directed to the Company’s Secretary, c/o Investor Relations at Investor.Relations@laddercapital.com, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication delivered to the Company for forwarding to the Board or specified Board committee or members will be forwarded in accordance with the stockholder’s instructions. However, the Company reserves the right not to forward to directors any abusive, threatening or otherwise inappropriate materials.

Delinquent Section 16(a) Reports. Section 16(a) of the Exchange Act requires the Company’s officers and directors, and beneficial owners of more than 10% of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”), to file reports of securities ownership and changes in such ownership with the SEC. Based solely upon a review of the copies of such forms furnished to the Company and upon written representations from the Reporting Persons, the Company believes that all Section 16(a) filing requirements applicable to the Company’s directors and officers were timely met during 2022, except that Form 4s were inadvertently filed late for: (i) shares granted in connection with 2021 compensation for each of Mr. Harris, Ms. McCormack, Mr. Perelman, Mr. Miceli and Ms. Porcella; and (ii) shares forfeited by Kevin Moclair on one date.

Environmental, Social and Governance (“ESG”)

    Corporate Sustainability. The Board and management believe that the proactive development and oversight of the ESG factors that matter most to our business is accretive to long-term value creation for our stockholders, employees, clients, communities, and other stakeholders. Our commitment to sound corporate governance, environmental stewardship, and social responsibility within our teams and communities is at the heart of our corporate mission and business strategy. Our ESG strategy is informed by the Sustainability Accounting Standards Board (“SASB”) framework for mortgage finance and real estate, the United Nations Sustainable Development Goals (“SDGs”) and the Task Force on Climate-Related Financial Disclosures (“TCFD”) and topics important to our stakeholders.

Governance of Sustainability. While the full Board has ultimate responsibility for ESG matters that impact our business, the Nominating and Corporate Governance Committee exercises primary Board oversight of ESG risk management, strategy, initiatives, and policies, in accordance with its charter. Our ESG Committee of cross-functional leaders drives our ESG strategy development and implementation. Our Head of ESG is our Chief Administrative Officer and General Counsel who has primary responsibility for Ladder’s corporate governance, capital markets activities, public relations, legal and compliance work, human resources (“HR”), cybersecurity and risk management. The Head of ESG provides periodic updates to the Board, Nominating and Corporate Governance Committee, and management to keep them informed of, and to collaborate on, initiatives and progress within our ESG focus areas.

Responsible Business Practices. We believe that governance and responsible business practices strengthen our long-term success through our commitment to ethics, integrity, and accountability, contributing to a strong foundation for our ESG program. We shape these core values into action through our policies and procedures.

Our Impact on Climate Change. Ladder is actively engaged with a carbon accounting firm to better understand and help quantify our impact on climate change and expects to disclose these efforts in further detail on the ESG section of our Investor Relations website.

Environmental Investment Risk Management. We maintain an Environmental Policy that applies to our owned real estate and all real estate collateral securing our loans. The Environmental Policy outlines the required environmental due diligence of site assessments and environmental considerations for our owned and collateral real estate properties.

Each loan and real estate investment undergoes an environmental risk assessment by an independent environmental professional, the results of which are reviewed and approved by specialized outside environmental counsel and our Credit/Underwriting Team. We select third-party environmental professionals based on their experience with conducting environmental site assessments; national recognition; and a consistent track record of providing a high-quality product that is generally well received by Ladder, other market lenders, rating agencies, and investors that rely on these reports. We maintain a list of approved consultants and a standardized template for consistent review and reporting.

Our transaction process also includes specific documentary provisions, such as environmental representations and warranties, covenants, indemnities, other provisions governing environmental matters in our loan documents, and the potential use of environmental insurance to ensure ongoing sponsor compliance with applicable environmental laws and the completion of any required remediation. Compliance is monitored by our Asset Management Team, and we perform periodic property site visits that include a review of environmental considerations. Our tenants are generally required by the terms of their leases to comply with all relevant laws, including environmental laws.

Our People and Diversity, Equity, and Inclusion (“DEI”) Oversight. The Board maintains oversight of human capital management and corporate culture and gains insight at regular Board and committee meetings about specific HR initiatives, including talent engagement, attraction, and retention. We are committed to creating a workspace that incorporates DEI and ensures that all individuals are treated with mutual respect and dignity. All levels of personnel are held accountable for contributing to a professional atmosphere that promotes equal opportunity and nondiscriminatory practices. Our DEI efforts are overseen by HR, which reports to our Chief Administrative Officer and General Counsel.

Community Development. We facilitate community development by providing flexible and cost-effective mortgage loan financing to support the renovation, repositioning, leasing, and development of multifamily and commercial real estate throughout the country, including in low- to moderate-income communities that are typically underserved by the financing community at large. With an average loan size of $25 million as of December 31, 2022, these mortgage loans are structured to fit the needs and business plans of smaller enterprises and local property owners. In providing this financing, we seek to contribute to improvements in the quality of life for community residents, improve access to and affordability of housing, create job opportunities, and lead by example for others to consider investing in community development in the future.

For more information regarding Ladder’s ESG efforts, please see the ESG section of our Investor Relations website at ir.laddercapital.com/esg.

Executive Officers

    The following sets forth information regarding executive officers of the Company. Biographical information pertaining to Mr. Harris and Ms. McCormack can be found in the section entitled “Directors, Executive Officers, and Corporate Governance—Directors.”

Name	Age as of the Annual Meeting	Position with the Company
Brian Harris	62	Chief Executive Officer
Pamela McCormack	52	President
Paul J. Miceli	43	Chief Financial Officer
Robert Perelman	60	Head of Asset Management
Kelly Porcella	41	Chief Administrative Officer, General Counsel and Secretary

Paul J. Miceli. Mr. Miceli was appointed Chief Financial Officer of Ladder on March 1, 2021 and Director of Finance in July 2019. Prior to joining Ladder, Mr. Miceli served as a Managing Director in the accounting and finance group of Colony Capital, Inc. and was employed there from January 2017 to June 2019. He previously served as Deputy Chief Financial Officer of NorthStar Asset Management Group, where he was employed from May 2011 to January 2017, and Manager in the real estate audit practice at Ernst & Young LLP, where he worked from September 2004 to May 2011. Mr. Miceli has over 18 years of experience in commercial real estate finance. Mr. Miceli is a Certified Public Accountant (inactive) and received a B.S. in Accounting from the University of Delaware.

    Robert Perelman. Mr. Perelman is a co-founder of Ladder and was appointed as Head of Asset Management of Ladder at its formation in October 2008. Prior to forming Ladder, Mr. Perelman served as a Director and Head of Asset Management at UBS Securities LLC from June 2007 to October 2007 and, previously prior to the launch of DRCM, from April 2006 to June 2006. Prior to being re-integrated to UBS Securities LLC, Mr. Perelman served as a Director and Head of Asset Management at DRCM from June 2006 to June 2007. In that capacity, Mr. Perelman managed a team responsible for the portfolio management of all commercial real estate investments globally. Mr. Perelman has over 30 years of experience in commercial real estate finance. Mr. Perelman earned a B.S. in Telecommunications Management from Syracuse University and a J.D. from Fordham University School of Law.

    Kelly Porcella. Ms. Porcella was appointed Chief Administrative Officer in April 2019 and General Counsel in March 2016, having previously served as Associate General Counsel since December 2013. Ms. Porcella helps manage the day-to-day operations of the Company and is primarily responsible for the Company’s corporate governance, ESG efforts, cybersecurity, HR, executive compensation, legal and regulatory oversight and the execution of the Company’s strategic initiatives. Before joining Ladder in March 2009, Ms. Porcella worked at DRCM and UBS Securities LLC, where she was a member of the team responsible for the management of the firm’s balance sheet assets. Ms. Porcella has over 15 years of experience in commercial real estate finance. Ms. Porcella serves on the Advisory Board of St. John’s Mattone Family Institute for Real Estate Law. Ms. Porcella received a B.S. in Marketing, summa cum laude, from The Peter J. Tobin College of Business at St. John’s University and a J.D., magna cum laude, from St. John’s University School of Law.

EXECUTIVE COMPENSATION

    In this section we provide our stockholders with information to understand our compensation policies. We also discuss the compensation awarded to our CEO, Chief Financial Officer and three other most highly compensated executive officers as of December 31, 2022 (collectively, our “Named Executive Officers”).

    Our Named Executive Officers for 2022 were:

•    Brian Harris, CEO;

•    Pamela McCormack, President;

•    Paul J. Miceli, Chief Financial Officer;

•    Robert Perelman, Head of Asset Management; and

•Kelly Porcella, Chief Administrative Officer and General Counsel.

    This section consists of our Compensation Discussion and Analysis, which explains how and why we paid our Named Executive Officers for their efforts in 2022, and compensation tables and accompanying notes that detail, among other things, the specific amounts and types of compensation we paid to our Named Executive Officers for 2022.

Compensation Discussion and Analysis

    This compensation discussion and analysis describes the key principles and factors underlying our executive compensation policies and decisions for 2022 for our Named Executive Officers. The following discussion should be read in conjunction with other information presented in this Proxy Statement, including the information in the compensation tables and the footnotes to those tables.

Compensation Philosophy and Objectives

    Compensation recommendations for our Named Executive Officers are made to the Board annually by our Compensation Committee. The Company strives to ensure its compensation program is simple and transparent. Our compensation philosophy is to align executive compensation with the interests of our stockholders and, therefore, to motivate our executives to attain financial objectives that our Board believes are primary determinants of long-term equity value while avoiding imprudent risk taking. The primary goal of our executive compensation program is to ensure that we hire and retain talented and experienced executives who are motivated to achieve or exceed our short-term and long-term Company goals. Our executive compensation program is designed to:

•Reinforce a strong pay-for-performance orientation (including no payment guarantees);

•Reward our Named Executive Officers for sustained financial and operating performance and leadership excellence;

•Align the interests of our Named Executive Officers with those of our stockholders; and

•Encourage our Named Executive Officers to remain with us for the long-term.

Setting Executive Compensation

In recommending compensation amounts for 2022 for our Named Executive Officers, the Compensation Committee considered:

•The Company’s performance;

•The Company’s current compensation arrangements (including performance-based compensation and arrangements negotiated in connection with employment agreements);

•The Company’s employee retention objectives;

•Our Named Executive Officers’ individual performance;

•The pay and performance of the Comparable Companies and the performance of the Business Comparables (each as defined below);

•The overall environment in the commercial real estate finance REIT sector; and

•The results of our 2021 Say-on-Pay stockholder advisory vote.

Company Performance. In making compensation recommendations for 2022 for our Named Executive Officers, the Compensation Committee reviewed the Company’s performance generally, the Company’s performance results as compared to the Business Comparables (as defined below) and the overall environment in the commercial real estate finance REIT sector. In its review of the Company’s 2022 performance, the Compensation Committee primarily focused on the following:

•Our distributable EPS* for 2022 was $1.16 per share, as compared to $0.49 per share in 2021;

•Our distributable earnings* for 2022 were $148.4 million, as compared to $61.3 million in 2021;

•Our after-tax distributable return on average equity (“after-tax core ROAE”)* for the twelve months ended December 31, 2022 was 9.7%, which represented performance at the 75th percentile of the Business Comparables; and

•Management’s continued emphasis on generating an attractive risk-adjusted after-tax core ROAE from primarily senior secured, moderately leveraged assets with a target adjusted leverage* ratio of 2x - 3x. During 2022, our adjusted leverage* ratio averaged 1.8x* at the end of each quarter.

*This financial measure is not calculated in accordance with accounting principles generally accepted in the United
States (“GAAP”). For additional information concerning this non-GAAP financial measure, including a reconciliation to the most comparable GAAP financial measure, please see Annex A to this Proxy Statement. As further described in Annex A, we believe that distributable earnings, distributable EPS and after-tax distributable ROAE are key performance metrics for stockholders because they assist investors in comparing our operating performance across reporting periods on a consistent basis by excluding non-cash expenses and unrecognized results from derivatives and agency interest-only securities, which we believe makes comparisons across reporting periods more relevant by eliminating timing differences related to changes in the values of assets and derivatives.

During 2020 and 2021, the Company took actions to navigate the COVID-19 pandemic. During 2021, Ladder invested the cash balance the Company built during 2020, replenishing its base of income-producing assets and laying the groundwork for renewed earnings momentum. This action led to successive earnings growth in each quarter during 2021, as well as full dividend coverage by the fourth quarter of 2021. Ladder built upon that success in 2022 while ensuring enhanced liquidity under volatile market conditions. Other 2022 highlights included:

•Originated $1.3 billion of loans;

•Generated $35.9 million in gains on a distributable earnings basis from real estate sales, generally at premiums to undepreciated book value, demonstrating the embedded value of Ladder’s real estate portfolio;

•Increased net interest margin through a positive correlation to rising rates, with 90% of Ladder’s $3.8 billion balance sheet first mortgage loan portfolio floating-rate and 48% of the Company’s liabilities fixed-rate;

•Strong credit performance and loan repayments during the year, which resulted in 82% of Ladder’s balance sheet loan portfolio comprising post-Covid-19 loans which were made on conservatively re-set valuations with newly capitalized business plans and ample reserves in place;

•Increased Ladder’s quarterly dividend by 15%, with quarterly dividend consistently covered by distributable EPS; and

•Extended, upsized and reduced the cost of our unsecured revolving credit facility, with all nine syndicate banks participating.

Performance-Based Compensation. The Company’s executive compensation program is designed to be aligned with the Company’s performance. Pursuant to the terms of the Third Amended and Restated Employment Agreement between our operating subsidiary Ladder Capital Finance LLC (“LCF”) and Mr. Harris, dated May 22, 2017 (the “Harris Employment Agreement”), the aggregate amount of incentive compensation received by our Named Executive Officers in any given year is correlated to distributable earnings, book equity and market capitalization (as such performance metrics increase, the relevant compensation amount increases, as further described below). Highlights of Ladder’s existing performance-based compensation structure include:

•The aggregate amount of cash incentive compensation to be paid to our Named Executive Officers is determined based on a percentage of the Company’s distributable earnings for the applicable year;

•The aggregate amount of equity incentive compensation to be paid to our Named Executive Officers is determined based on a percentage of the greater of the Company’s book equity value and market capitalization for the applicable year (with the latter being directly correlated to our stock price);

•Other than base salary, none of our Named Executive Officers have any form of compensation guarantee. All other compensation paid to our Named Executive Officers is directly tied to Company performance; and

•Except for our CEO, who owns greater than five percent (5%) of the Company and has specifically negotiated vesting rights in his employment agreement, all of our Named Executive Officers are granted equity awards that vest subject to performance-based vesting criteria.

Current Compensation Arrangements. The Company previously agreed to provide compensation according to the terms of the Harris Employment Agreement and the employment agreements of other Named Executive Officers, as further described in “Executive Compensation—Employment Agreements,” including certain heavily negotiated provisions provided in exchange for, among other things, Mr. Harris and the other co-founders of the Company facilitating Ladder’s IPO as a liquidity event for the Company’s initial private equity investors. After considering stockholder feedback, the Board continues to believe that it is in the best interest of the Company and stockholders’ long-term interests to honor these legacy contractual arrangements to retain the core of the management team. The Board and the Compensation Committee acknowledge that any changes to Mr. Harris’ compensation that is payable pursuant to the Harris Employment Agreement would:

•Constitute a breach of the Company’s binding, contractual obligations to Mr. Harris under the Harris Employment Agreement;

•Subject the Company to liability; and

•Provide Mr. Harris with Good Reason (as defined in the Harris Employment Agreement) to terminate his employment with the Company, which would trigger payment of severance (as further described in “Executive Compensation—Employment Agreements,” and “Executive Compensation—Potential Payments Upon Termination or a Change in Control,” below).

Role of our CEO. In making compensation recommendations for 2022 for our Named Executive Officers, the Compensation Committee relied in part on Mr. Harris, our CEO, who makes specific compensation recommendations to the Compensation Committee based on the objectives and approach set by the Compensation Committee. Mr. Harris, like the Compensation Committee, considered current compensation arrangements (including negotiated employment agreements), as well as business and individual performance in light of actual market conditions. Specifically, for each Named Executive Officer, Mr. Harris makes recommendations regarding annual cash incentive awards and long-term equity incentive awards, subject to the applicable terms included in the Harris Employment Agreement, for review and discussion with, and consideration by, the Compensation Committee. Mr. Harris may attend meetings of the Compensation Committee at the request of the Compensation Committee chair, but does not attend executive sessions. The Compensation Committee recommends executive compensation to the full Board for approval.

Role of the Compensation Consultant and Use of Peer Group Data. The Compensation Committee retains FTI Consulting, Inc. (“FTI”) as its independent compensation consultant to advise it on matters related to the compensation of our
Named Executive Officers and our executive compensation program design.

    FTI provided the Compensation Committee with comparative market data on compensation practices and programs based on an analysis of peer companies and provided guidance on best practices. The reference group set forth below (collectively, the “Comparable Companies”) is composed of the companies that the Compensation Committee considers Ladder’s closest peers in light of the limited publicly available compensation data for our Business Comparables, as defined below. Each of the Comparable Companies is an internally-managed, primarily real estate finance-focused company or commercial real estate investment company with median equity market capitalization of approximately $1.0 billion, as of December 31, 2022.

•Arbor Realty Trust, Inc.
•BrightSpire Capital, Inc.
•Granite Point Mortgage Trust Inc.
•Hannon Armstrong Sustainable Infrastructure Capital, Inc.
•iStar Inc.
•Kennedy-Wilson Holdings, Inc.
•MFA Financial, Inc.
•New York Mortgage Trust, Inc.
•PennyMac Financial Services, Inc.
•Redwood Trust, Inc.
•Walker & Dunlop Inc.

    The data from the Comparable Companies was primarily used by the Compensation Committee to understand the reasonableness of the Company’s pay level and structure as compared to the market. It was not used for the purpose of setting “benchmark” compensation levels for the Company’s executive officers. The Compensation Committee considered the relative size of Ladder’s management team and employee base versus peers, the alignment between pay and performance as well as the relationship between the percentage of total assets, total revenues, market capitalization, and total equity being paid out in total compensation.

    FTI annually reviews the composition of the Comparable Company group for the Compensation Committee to ensure that the companies included are appropriately comparable to us in terms of size, structure, investment focus and scope of operations. The Compensation Committee may change the composition of the group from time to time as appropriate. BrightSpire Capital, Inc., a mortgage finance REIT, was added to the Comparable Companies in 2022 because its market capitalization and business model was comparable to the Company, and Hannon Armstrong Sustainable Infrastructure Capital, Inc. was also added to the Comparable Companies in 2022 as a result of its market capitalization. W.P. Carey Inc. was removed from the Comparable Companies in 2022 because it was outside the market capitalization range.

In addition to the above group of Comparable Companies, the Compensation Committee also evaluated our performance compared to the companies listed below (collectively, the “Business Comparables”), which consist of internally- and externally-managed commercial finance REITs whose performance is more directly comparable to Ladder, namely:
•Apollo Commercial Real Estate Finance, Inc.
•Arbor Realty Trust Inc.
•Ares Commercial Real Estate Corp.
•Blackstone Mortgage Trust, Inc.
•BrightSpire Capital, Inc.
•Claros Mortgage Trust, Inc.
•Franklin BSP Realty Trust, Inc.
•Granite Point Mortgage Trust Inc.
•iStar Inc.
•KKR Real Estate Finance Trust Inc.
•Redwood Trust, Inc.
•Starwood Property Trust, Inc.
•TPG RE Finance Trust Inc.

In 2022, Claros Mortgage Trust, Inc. and Franklin BSP Realty Trust, Inc., which are in a similar business to Ladder and have now been publicly-traded for over a full year, were added to the Business Comparables.

On a total return basis*, Ladder meaningfully outperformed the Business Comparables in 2022, supported by our differentiated liability structure, with Ladder having among the highest credit ratings and lowest cost of funds in the space.

*Total return represents change in stock price plus dividends paid.

FTI also provided directional recommendations regarding the elements of compensation for each of the Named Executive Officers based on the Comparable Companies, the Company’s relative performance compared to commercial real estate finance REITs and Ladder’s compensation philosophy.

    Results of Say-on-Pay Vote. The Company considers the results of the non-binding stockholder advisory votes on executive compensation. 34.2% of the votes cast at our 2021 annual meeting approved, on an advisory basis, our executive compensation. Some of our stockholders have expressed concern with certain co-founder vesting provisions and the frequency of our “Say-on-Pay” votes (as further described below). The Company has reviewed and considered these results and, as more fully described in “Directors, Executive Officers and Corporate Governance—Stockholder Engagement and Response to Stockholder Feedback,” contacted our largest institutional stockholders in 2022 and engaged directly with all stockholders who responded affirmatively by videoconference or teleconference and took the actions referenced therein and disclosed throughout this Proxy Statement.

Results of Say-on-Frequency Vote. While a frequency of one year received the most votes at the 2018 Annual Meeting, the frequency of three years received 42.3% of the vote. The Company has reviewed and considered these results and has determined that a non-binding advisory vote on Named Executive Officer compensation that occurs once every three years is the most appropriate option for the Company. This determination was based on the following key areas of consideration:

•The design of our executive compensation is formulaic and contractual, directly aligned with Company performance and not subject to annual change; and

•Our performance vesting cycle is three years, which aligns with a triennial “Say-on-Pay” vote.

Elements of Compensation

    The primary elements of our Named Executive Officers’ compensation are base salary, annual cash incentive compensation and equity incentive compensation. The below graph shows the percentage of each of these elements of our Named Executive Officers’ aggregate total compensation (as calculated for the purposes of the Summary Compensation Table) for 2019, 2020, 2021 and 2022.

Elements of Management Compensation (as Percentages of Total Compensation)
$30,000,000
$20,000,000
$10,000,000
$—
2019
2020
2021
2022
Base
Cash Bonus
Equity Bonus

    Base Salary. We pay our Named Executive Officers a base salary based on the experience, skills, knowledge and responsibilities required of each officer. We believe base salaries are an important element in our overall compensation program because base salaries provide a fixed element of compensation that reflects job responsibilities and value to us. Base salary represented only 11% of the aggregate total compensation for our Named Executive Officers in 2022, and averaged 12% from 2019-2022, consistent with our executive compensation’s strong pay-for-performance orientation. Annualized base salaries were flat to the prior year (only Mr. Miceli’s base salary paid increased year-over-year, which is due to 2022 being his first full year in the position).

    Annual Cash Incentive Compensation. The guidelines to determine annual cash incentive compensation for our Named Executive Officers are set forth in the Harris Employment Agreement. Pursuant to the Harris Employment Agreement, with respect to any calendar year, the aggregate cash incentive compensation payable to our Named Executive Officers is equal to 9% of the Company’s distributable earnings. Mr. Harris’ portion of such amount is equal to no less than 4.05% of the Company’s distributable earnings for such year. As a percentage of distributable earnings, as distributable earnings increase or decrease, cash incentive compensation for our Named Executive Officers increases or decreases. Our Board, with recommendations from the Compensation Committee, determines the individual annual cash bonuses payable to the applicable Named Executive Officers for the applicable year based on the individual’s, and Company’s, performance within the framework set forth in the Harris Employment Agreement.

While distributable earnings were $61.3 million and $51.3 million for the years ended December 31, 2021 and 2020, respectively, our Named Executive Officers received no cash incentive compensation for either 2021 or 2020. While guiding Ladder through the impact of the COVID-19 pandemic, our Named Executive Officers agreed to waive their right to cash and to receive additional equity-based incentive compensation in lieu of cash for such years, further increasing the team’s alignment with Ladder’s stockholders. Because the Named Executive Officers decided to forego cash bonuses in 2020 and 2021 and instead received all incentive compensation in equity, those year’s equity awards should not be considered “just” equity when evaluating Named Executive Officer compensation for those years as they reflect a portion of equity in lieu of cash bonus as well. With distributable earnings of $148.4 million for the year ended December 31, 2022, the Company reverted to its contractual compensation practices in 2022. The annual cash incentive compensation earned for 2022 by each officer is listed in the table below:

Name and Principal Position	Annual Cash Incentive Compensation ($)
Brian Harris, CEO	6,785,000
Pamela McCormack, President	2,819,500
Paul J. Miceli, CFO	973,500
Robert Perelman, Head of Asset Management	855,500
Kelly Porcella, Chief Administrative Officer and General Counsel	708,000

The below graph shows the consistent and clear alignment of management cash incentive compensation to distributable earnings since our initial public offering (“IPO”).

Management Cash Bonus & Distributable Earnings ($ millions)
250
200
150
100
50
0
20
15
10
5
0
Distributable Earnings
Management Cash Bonus
2014
2015
2016
2017
2018
2019
2020
2021
2022
Year
Distributable Earnings
Management Cash Bonus

Long-Term Equity Compensation. The Company maintains the Ladder Capital Corp 2014 Omnibus Incentive Plan (the “2014 Omnibus Incentive Plan”), which provides for the grant of stock options, stock appreciation rights, restricted stock, performance awards, other stock-based awards and other cash-based awards to employees (including our Named Executive Officers), consultants and non-employee directors of the Company and its affiliates. We expect that any future equity compensation awarded to our Named Executive Officers will be granted under the 2023 Omnibus Incentive Plan, if approved pursuant to “Proposal 3” below (or the 2014 Omnibus Incentive Plan, if the 2023 Omnibus Incentive Plan is not approved).

    We believe that providing our Named Executive Officers with an equity interest in the Company appropriately aligns their interests with those of our stockholders and that the best way to ensure our Named Executive Officers’ personal commitment to our long-term goals is to ensure that their financial rewards as stockholders will, over the long term, outweigh the cash compensation they earn as employees. As of December 31, 2022, our Named Executive Officers collectively held interests in our Company comprising 7% of our total equity. In this regard, the interests of our Named Executive Officers and our other stockholders are strongly aligned. We also prohibit our employees (including officers) and directors from holding our securities in a margin account, pledging our securities as collateral for a loan or hedging the ownership of our equity securities by purchasing, selling or engaging in any other transaction involving any derivative securities related to any equity securities of the Company. A “derivative security” includes any option, warrant, convertible security, stock appreciation right or similar security with an exercise or conversion price or other value related to the value of any equity security of the Company. The prohibition on transactions involving a derivative security does not apply to any exercise of Company stock options pursuant to the Company’s 2014 Omnibus Incentive Plan (or any successor plan) or any other benefit plans that may be adopted by the Company from time to time, any sale of Company stock in connection with any cashless exercise (if otherwise permitted), or payment of withholding tax upon the exercise, of any such stock option.

Pursuant to the Harris Employment Agreement, the Named Executive Officers’ annual equity incentive awards are granted under the 2014 Omnibus Incentive Plan in the form of Common Stock (the “Annual Stock Award”), with an aggregate value granted to our Named Executive Officers equal to no less than 1.0% of the greater of the Company’s book equity value and market capitalization for the applicable year. Mr. Harris’ portion of such amount is equal to no less than 0.41% of the greater of the Company’s book equity value and market capitalization for the applicable year. Annual Stock Awards to our Named Executive Officers are generally made at the discretion of our Compensation Committee and our Board pursuant to the framework set forth in the Harris Employment Agreement. In making equity award grants to our Named Executive Officers, the Compensation Committee considers a number of factors, including current compensation arrangements (including arrangements negotiated in connection with employment agreements), the executive’s position, the individual performance of the executive, the present equity ownership levels of the executive, internal pay equity and the level of the executive’s total annual compensation package compared to similar positions at other peer companies. Except for awards to Mr. Harris, each of the Named Executive Officers’ and employees’ Annual Stock Awards are subject, in whole or in part, to vesting, as further described below. At the recommendation of the Named Executive Officers, any amounts from such annual equity pool not granted to the Named Executive Officers are allocated to employees.

For our Named Executive Officers, equity-based incentive awards represent a significant portion of their compensation, with such awards representing approximately 41% of their total 2022 incentive compensation and 100% of their 2021 and 2020 incentive compensation. As mentioned above, while guiding Ladder through the impact of the COVID-19 pandemic, our Named Executive Officers agreed to waive their right to annual cash bonuses and to receive additional equity-based incentive compensation in lieu of cash, further increasing the team’s alignment with Ladder’s stockholders. Because the Named Executive Officers decided to forego cash bonuses in 2020 and 2021 and instead received all incentive compensation in equity, those year’s equity awards should not be considered “just” equity when evaluating Named Executive Officer compensation for those years as they reflect a portion of equity in lieu of cash bonus as well.

The Company reverted to its contractual compensation practices in 2022, with a contractual stock pool for the Named Executive Officers of $15.1 million. The Annual Stock Awards earned for 2022 by the Named Executive Officers, however, totaled only $8.5 million:

Name and Principal Position	Annual Stock Awards ($)(1)
Brian Harris, CEO	4,735,444
Pamela McCormack, President	1,989,085
Paul J. Miceli, CFO	679,433
Robert Perelman, Head of Asset Management	597,076
Kelly Porcella, Chief Administrative Officer and General Counsel	494,130
(1)     The values provided in this column represent the grant date fair value of stock awards granted on February 18, 2023 for 2022 performance.

The Named Executive Officers, with the consent of the Board and Compensation Committee, have historically decided that it was in the best interest of the Company to further Company-wide alignment with stockholders by allocating a portion of their contractual stock pool to other employees (subject to time- and performance-based vesting provisions). That portion was 44% in 2022 and was similarly 38% in 2019 (excluding 2020 and 2021 when the Board used its discretion during the COVID pandemic).

Vesting. The Board and Compensation Committee believe that subjecting granted equity interests to vesting is one component of compensation that may encourage our Named Executive Officers to remain with us over the applicable vesting period. The vesting terms that are applicable to the Annual Stock Awards granted to our Named Executive Officers are set forth in the applicable award agreements.

For Mr. Miceli and Ms. Porcella, generally, fifty percent of each Annual Stock Award is subject to time-based vesting criteria, and the remaining fifty percent of each Annual Stock Award is subject to performance-based criteria, as further described below. The time-vesting portion of the Annual Stock Award vests in three equal installments on each of the first three anniversaries of the date of grant, subject to Mr. Miceli and Ms. Porcella’s continued employment on the applicable vesting date; provided, that in the event that Mr. Miceli reaches his retirement eligibility date, any unvested time-vesting portion of any outstanding Annual Stock Award will accelerate and vest upon such date. Mr. Miceli’s retirement eligibility date is December 6, 2041 (the date on which he has at least 10 years of service with the Company and is at least 62 years old).

Mr. Harris, Ms. McCormack and Mr. Perelman, as co-founders of Ladder have specially negotiated vesting provisions. Mr. Harris’ Annual Stock Awards are fully vested upon grant, and the Annual Stock Awards granted to Ms. McCormack and Mr. Perelman are fifty percent vested upon grant, with the remaining fifty percent subject to performance-based criteria, as further described below. The applicable portion of the co-founder awards are vested upon grant due to the co-founders’: (i) agreement to take the Company public and provide initial private equity investors with a liquidity event; and (ii) attainment of their applicable retirement eligibility dates set forth in their respective employment agreements. While these co-founders have legacy vesting provisions, Mr. Harris, Ms. McCormack and Mr. Perelman have consistently held significant and increasing equity in the Company since inception, with Mr. Harris initially personally investing $25 million, and the co-founders owning a combined $85.9 million as of December 31, 2022. The Company continues to benefit from our co-founders’ experienced leadership under these compensation arrangements. Mr. Miceli and Ms. Porcella, comprising 40% of our Named Executive Officers, do not have, and future officers will not have, legacy co-founder vesting provisions and all of our Named Executive Officers are subject to stock ownership guidelines.

The performance-vesting portion of the Annual Stock Award for each of the Named Executive Officers, other than Mr. Harris, vests in three equal installments based on the Company’s achievement of the following performance target for each of the three calendar years ending on December 31 following the respective grant date: a pre-tax return on equity, based on distributable earnings divided by the Company’s average book value of equity, equal to or greater than 8% for the year (the “Performance Target”). The achievement of the Performance Target is generally determined by our Compensation Committee and the Board in the January or February following the applicable performance year. The Company’s pre-tax distributable return on equity was 9.8% for 2022.

The number of performance-vesting shares of the Annual Stock Award for each of the Named Executive Officers is determined at grant; our Named Executive Officers do not receive any additional shares as a result of exceeding the Performance Target. If we miss the Performance Target during either the first or second performance year but meet the Performance Target for a subsequent performance year during the three-year performance period and our pre-tax return on equity for such subsequent year and any years for which we missed our Performance Target equals or exceeds a compound pre-tax return on equity of 8% (i.e., aggregate simple return on equity of 8% per year), the previously unearned performance-vesting portion of the Annual Stock Award will vest on the last day of such subsequent year, subject to the recipient’s continued employment on the last day of each applicable performance year (the “Catch-Up Provision,” together with the Performance Target, the “Performance Criteria”). The Catch-Up Provision is not available for the missed performance during the third performance year and has the effect of requiring the Company to achieve an average 8% return over the full three year performance plan in order to be effective. Therefore, the use of a three-year vesting period for performance shares remains a long-term period for evaluating performance.

The Board and the Compensation Committee believe that, in light of the high proportion of our Named Executive Officers’ total compensation that consists of restricted equity compensation, the annual performance periods and ratable vesting appropriately provide our Named Executive Officers with periodic liquidity and the Catch-Up Provision rewards improvements in long-term performance.

The Board and Compensation Committee also believe that our existing compensation elements and measures, including annual pre-tax return on equity as the performance-based vesting measure, align our executive compensation with long-term stockholder value and facilitate executive recruitment and retention. Earnings generated by a company are a clear indication of management’s performance. A company’s stock price, and therefore measures such as total shareholder return, are influenced by many external factors over which management has no control, including market factors, geopolitical events, politics, tax and regulatory changes.

Historical CEO Compensation. As described above, our CEO’s compensation arrangements are closely tied to Company performance as defined by annual distributable earnings, book value and market capitalization. Over the past five years, Mr. Harris’ annual compensation awarded by the Compensation Committee has been as follows, which is closely aligned with the Company’s financial results.

Performance Year	Base Salary ($)	Cash Bonus ($)	Total Cash ($)	Stock Awards ($)(1)	Total Compensation ($)	Ladder Distributable Earnings ($ in millions)
2022	1,000,000	6,785,000	7,785,000	4,735,444	12,520,444	148.4
2021	1,000,000	—	1,000,000	9,916,855	10,916,855	61.3
2020	1,000,000	—	1,000,000	9,022,636	10,022,636	51.3
2019	1,000,000	7,400,000	8,400,000	8,299,999	16,699,999	190.6
2018	1,000,000	9,000,000	10,000,000	7,300,008	17,300,008	230.1

(1) Stock awards granted to Mr. Harris have been treated as having been granted in the year in which the grant date fair value for such award was reported in the Summary Compensation Table, which is the year for which the Board and Compensation Committee intended to compensate him. Incentive compensation, including both cash and equity, is generally paid and granted, respectively, after the respective fiscal year for which it is earned. The alignment of Mr. Harris’ compensation with Company performance is clear precisely because the Board and Compensation Committee thoughtfully reviewed, and intended to align his aggregate compensation with, the Company’s performance for those years.

CEO Compensation vs. Distributable Earnings
CEO Compensation ($)
20000000
15000000
10000000
5000000
0
Distributable Earnings ($ millions)
250
200
150
100
50
0
2018
2019
2020
2021
2022
Performance Year
Stock Awards ($)
Cash Bonus ($)
Base Salary ($)
Ladder Distributable Earnings ($ in millions)

Executive Stock Ownership Guidelines. In response to stockholder feedback, the Board has adopted stock ownership guidelines for our Named Executive Officers. Pursuant to such guidelines, each Named Executive Officer is required to hold an aggregate number of our qualifying shares (vested shares and unvested shares subject to time-based vesting) equal in value to three times (3x) (or five times (5x) for our CEO) the applicable executive officer’s base salary as of the effective date and as determined in accordance with the provisions of such guidelines.

Since inception, when Mr. Harris personally invested $25 million in the Company, Ladder has been internally managed with high insider ownership, providing an unparalleled alignment of interest with stockholders. Management and the Board own more than 10% of Ladder. While these Executive Stock Ownership Guidelines can continue to ensure the alignment of our management team, they are meaningfully eclipsed by our co-founders’ historical and actual stock holdings, as shown in the charts below. In fact, Mr. Harris’ stock ownership (in primarily vested, but also time-based restricted shares) has averaged 80x his current base salary since our IPO.

The charts that follow compare the historic aggregate vested and time-based restricted stock holdings of each of our co-founders to their applicable requirements under the Executive Stock Ownership Guidelines using Ladder’s closing stock price as of December 31, 2022. For the current stock holdings of our Named Executive Officers, see “Security Ownership of Certain Beneficial Owners And Management and Related Stockholder Matters.”

In order to further align their interests with the long-term interests of stockholders and further promote the Company’s commitment to sound corporate governance, all non-employee directors who serve in their individual capacity are already subject to stock ownership guidelines for as long as they continue to serve as directors of the Company. See “Director Compensation—Non-Employee Director Stock Ownership Guidelines” for more information.

Clawback Policy. The Compensation Committee is reviewing the final rules issued by the SEC implementing the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act relating to recoupment of incentive-based compensation and will adopt a compliant clawback policy when the NYSE adopts listing standards in accordance with the final rules.

Other Supplemental Benefits. Our Named Executive Officers are eligible for the following benefits on a similar basis as other eligible employees:

•health, dental and vision insurance;
•vacation and sick days;
•life insurance;
•short-term and long-term disability insurance; and
•401(k) plan.

Compensation Committee Report

        In connection with our oversight of the compensation programs of Ladder, we, the members of the Compensation Committee listed below, have reviewed and discussed with management, the Compensation Discussion and Analysis set forth above. Based upon the review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s 2022 Annual Report.

    Submitted by the Compensation Committee:

Douglas Durst (Chair)

Alan Fishman

Jeffrey Steiner

    The above report will not be deemed to be incorporated by reference into any filing by us under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate the same by reference.

Summary Compensation Table

    Under the rules and regulations of the SEC currently applicable to us, each year the “Summary Compensation Table” generally must disclose the salary paid, the annual cash incentive earned by, the equity-based long-term incentive awards granted to, and certain other compensation of, our Named Executive Officers, generally for the three most recently completed fiscal years (except in the case of a new Named Executive Officer).

The following table sets forth a summary of the compensation earned by our Named Executive Officers for 2022, 2021 and 2020 (except for Mr. Miceli, who first became a Named Executive Officer in 2021).

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Brian Harris	2022	1,000,000	4,735,444	6,785,000	2,910	12,523,354
Chief Executive Officer	2021	1,000,000	9,916,855	—	12,054	10,928,909
	2020	1,000,000	9,022,636	—	12,054	10,034,690
Pamela McCormack	2022	750,000	1,989,085	2,819,500	2,910	5,561,495
President	2021	750,000	4,293,895	—	4,572	5,048,467
	2020	750,000	3,568,276	—	4,572	4,322,848
Paul J. Miceli (4)	2022	350,000	679,433	973,500	1,662	2,004,595
Chief Financial Officer	2021	343,750	1,175,707	—	1,800	1,521,257
Robert Perelman	2022	300,000	597,076	855,500	1,506	1,754,082
Head of Asset Management	2021	300,000	1,329,064	—	6,891	1,635,955
	2020	300,000	968,532	—	8,052	1,276,584
Kelly Porcella	2022	200,000	494,130	708,000	1,004	1,403,134
Chief Administrative Officer and General Counsel	2021	200,000	1,329,064	—	1,933	1,530,997
	2020	200,000	1,019,503	—	2,136	1,221,639

(1)    Ladder grants equity awards in the year following the performance year that determines their magnitude. For example, the values reported in the compensation tables in this Proxy Statement reflect grants made in 2023 but which relate to 2022 performance. The values provided in this column represent the grant date fair value of stock awards made to the Named Executive Officers with respect to the applicable fiscal years. For a discussion of the assumptions made in the valuation of the stock awards made with respect to fiscal year 2022, see Note 14 to the notes to consolidated financial statements set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for the assumptions made in determining ASC 718 grant date fair values.

(2)    The values provided in this column reflect the annual cash bonuses paid to our Named Executive Officers with respect to the applicable fiscal year. Annual cash bonuses are generally paid no later than February 28 of the calendar year following the calendar year to which such annual cash bonus relates. For the years 2021 and 2020, our Named Executive Officers did not receive cash bonuses.

(3)    For 2022, 2021 and 2020 (except for Mr. Miceli), the values provided in this column include group term life insurance coverage and long-term disability coverage that were imputed income to each of our Named Executive Officers, as follows:

Name	Year	Stock Dividends Accrued on Unvested Stock ($)	Group Term Life Imputed Income ($)	Long Term Disability Imputed Income ($)

Brian Harris	2022	—	2,340	570
	2021	—	11,484	570
	2020	—	7,482	705
Pamela McCormack	2022		2,340	570
	2021	—	4,002	570
	2020	—	4,002	570
Paul J. Miceli	2022		1,092	570
	2021	—	1,230	570
Robert Perelman	2022		936	570
	2021	—	6,321	570
	2020	—	7,482	570
Kelly Porcella	2022		624	380
	2021	—	1,410	523
	2019	—	1,566	570

(4)     Mr. Miceli became Chief Financial Officer on March 1, 2021.

Grants of Plan-Based Awards During Fiscal Year

    The following table summarizes the plan-based awards that were granted to our Named Executive Officers in the fiscal year ended December 31, 2022 for performance in 2021. As mentioned above, while guiding Ladder through the impact of the COVID-19 pandemic, our Named Executive Officers agreed to waive their right to annual cash bonuses and to receive additional equity-based incentive compensation in lieu of cash, further increasing the team’s alignment with Ladder’s stockholders. Because the Named Executive Officers decided to forego cash bonuses in 2020 and 2021 and instead received all incentive compensation in equity, those year’s equity awards should not be considered “just” equity when evaluating Named Executive Officer compensation for those years as they reflect a portion of equity in lieu of cash bonus as well.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards Target ($)(1)(2)	Estimated Future Payouts Under Equity Incentive Plan Awards Target (#)(2)(3)	All Other Stock Awards: Number of Shares of Stock or Units (#)(2)(4)(5)(6)	Grant Date Fair Value of Stock and Option Awards ($) (5)(7)

Brian Harris	—	N/A	—	—	$—
	01/31/2022		—	834,050	9,916,855

Pamela McCormack	—	N/A	—	—	—
	01/31/2022		120,980	240,155	4,293,895

Paul J. Miceli	—	N/A	—	—	—
	01/31/2022		33,125	65,757	1,175,707

Robert Perelman	—	N/A	—	—	—
	01/31/2022		37,446	74,334	1,329,064

Kelly Porcella	—	N/A	—	—	—
	01/31/2022		37,446	74,334	1,329,064

(1)    There was no target for non-equity incentive awards for the fiscal year ended December 31, 2021. Messrs. Harris, Perelman and Miceli and Ms. McCormack and Ms. Porcella did not receive cash bonuses for their performance in 2020 or 2021; their incentive compensation for those years was solely equity-based. Annual cash bonuses for Named Executive Officers are discretionary within the 9% contractual requirement in accordance with the guidelines to determine annual cash bonuses (the “Bonus Guidelines”) for our Named Executive Officers set forth in the Harris Employment Agreement (except that Mr. Harris is contractually entitled to no less than 4.05% of distributable earnings for each year).

(2)    There is no threshold or maximum amount for annual cash bonuses and equity incentive plan awards.

(3)    Amounts reflect the performance-based portion of Annual Stock Awards granted pursuant to the 2014 Omnibus Plan to Named Executive Officers for their performance in 2021, payable in early 2022. For a description of the vesting conditions of performance-based awards, see “Executive Compensation—Elements of Compensation—Vesting.”

(4)    Amounts represent both fully vested and time-based portion of Annual Stock Awards granted pursuant to the 2014 Omnibus Plan awarded to our Named Executive Officers for their performance in 2021.

(5)    No options were granted to the Named Executive Officers in fiscal year 2022.

(6)    Time-based shares for Mr. Miceli and Ms. Porcella vest ratably on the first, second and third anniversaries of the date of grant, subject to continued employment.

(7)    Amounts represent the grant date fair value of the award, which is also the fair market value of the shares on the date of grant. No assumptions were used in the calculation of grant date fair value.

Outstanding Equity Awards at Fiscal Year End

    The following table summarizes the total outstanding equity awards as of December 31, 2022, for each Named Executive Officer.

Name		Option awards (1)					Stock awards (1)
		Number of securities underlying unexercised options (#) exercisable (3)	Number of securities underlying unexercised options (#) unexercisable (2)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($) (3)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($) (4)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)

Brian Harris
2015 Annual Award	(5)	133,736	—	—	11.72	2/18/26	—	—	—	—
2014 Annual Award	(6)	321,178	—	—	16.14	2/18/25	—	—	—	—
Total		454,914	—	—	—	—	—	—	—	—
Pamela McCormack
2021 Annual Award	(7)	—	—	—	—	—	120,980	1,214,639	—	—
2020 Annual Award	(8)	—	—	—	—	—	80,253	805,740	—	—
2019 Annual Award	(9)	—	—	—	—	—	19,587	196,653	—	—
2015 Annual Award	(5)	11,939	—	—	11.87	2/18/26	—	—	—	—
2015 Annual Award	(5)	24,186	—	—	11.72	2/18/26	—	—	—	—
2014 Annual Award	(6)	86,006	—	—	16.14	2/18/25	—	—	—	—
Total		122,131	—	—	—	—	220,820	2,217,032	—	—
Paul J. Miceli
2021 Annual Award	(7)	—	—	—	—	—	66,251	665,160	—	—
2020 Annual Award	(8)	—	—	—	—	—	18,344	184,174	—	—
2019 Annual Award	(9)	—	—	—	—	—	2,669	26,797	—	—
Total		—	—	—	—	—	87,264	876,131	—	—
Robert Perelman
2021 Annual Award	(7)	—	—	—	—	—	37,446	375,958	—	—
2020 Annual Award	(8)	—	—	—	—	—	21,783	218,701	—	—
2019 Annual Award	(9)	—	—	—	—	—	5,119	51,395	—	—
2015 Annual Award	(5)	4,681	—	—	11.87	2/18/26	—	—	—	—
2015 Annual Award	(5)	9,486	—	—	11.72	2/18/26	—	—	—	—
2014 Annual Award	(6)	32,576	—	—	16.14	2/18/25	—	—	—	—
Total		46,743	—	—	—	—	64,348	646,054	—	—
Kelly Porcella
2021 Annual Award	(7)	—	—	—	—	—	74,893	751,926	—	—
2020 Annual Award	(8)	—	—	—	—	—	45,858	460,414	—	—
2019 Annual Award	(9)	—	—	—	—	—	9,170	92,067	—	—
Total		—	—	—	—	—	129,921	1,304,407	—	—

(1)    All share-based awards were granted pursuant to the 2014 Omnibus Incentive Plan.

(2)    As of December 31, 2022, all annual option awards (“Annual Option Awards”) granted to the Named Executive Officers were fully vested.

(3)    The 2014 Omnibus Incentive Plan provides for the equitable adjustment of outstanding awards upon the occurrence of certain events, including an extraordinary dividend, in order to preserve the intrinsic value of such awards. The Compensation Committee, which holds the authority to administer and interpret the Plan, determined it was necessary and appropriate, and in the best interests of the Company and its stockholders, to equitably adjust the outstanding stock option and restricted stock awards in respect of an extraordinary dividend paid in the fourth quarter of 2015 and to increase the number of shares available under the Plan to reflect the equitable adjustment of the stock options and restricted stock. The exercise price of the stock options was correspondingly equitably adjusted to reflect the additional shares. Such equitable adjustment is reflected in the table above. Also reflected in the table is an equitable adjustment made to outstanding options in the first quarter of 2019 in connection with the Company’s stock dividend paid on January 24, 2019.

(4)    This value represents the product of the closing market price of the Company’s Class A common stock on December 30, 2022 of $10.04 per share and the number of unvested restricted Stock Awards held by each Named Executive Officer, assuming the vesting of shares subject to both time-based vesting and the Performance Criteria described above under “Executive Compensation—Elements of Compensation—Vesting.”

(5)    In connection with 2015 performance, certain Named Executive Officers were granted Annual Option Awards on February 18, 2016, which vested in three equal installments on February 18 of each of 2017, 2018 and 2019. These amounts include dividend equivalent rights and strike price adjustments made to prevent dilution of the value of the Option Award upon the distribution of special stock dividends.

(6)    These are Annual Option Awards granted in 2015 based on 2014 performance. The description of the provisions for the 2015 Annual Option Awards in Footnote (5) apply to the 2014 Annual Option Awards as well, with the vesting of the 2014 Annual Option Awards having occurred in 2016, 2017 and 2018.

(7)    These are Annual Stock Awards granted in 2022 based on 2021 performance. See “Executive Compensation—Elements of Compensation—Vesting” for a description of the vesting conditions of these awards. Mr. Harris’ award fully vested upon grant and the time-based portions of Ms. McCormack and Mr. Perelman’s respective Awards fully vested upon grant in accordance with the terms of their respective Employment Agreements.

(8)    These are Annual Stock Awards granted on December 17, 2020 (for Mr. Miceli, on January 1, 2021), based on 2020 performance. Mr. Harris’ award fully vested upon grant in accordance with the terms of his Employment Agreement. As a result of the Compensation Committee’s use of discretion and the Retirement Eligibility of Ms. McCormack and Mr. Perelman, approximately 2/3 of the awards to these officers were fully vested at grant. The other 1/3 of incentive equity granted to Ms. McCormack and Mr. Perelman is restricted stock subject to the Performance Criteria described above under “Executive Compensation—Elements of Compensation—Vesting.” Approximately 1/3 of the respective awards to Ms. Porcella and Mr. Miceli were fully vested, with another 1/3 of the awards subject to time-based vesting criteria, and the remaining 1/3 subject to the Performance Criteria.

(9)    These are Annual Stock Awards granted in 2020 based on 2019 performance. The description of the vesting provisions in “Executive Compensation—Elements of Compensation—Vesting” generally applies to these awards as well, with Mr. Harris’ award fully vested upon grant and the time-based portions of Ms. McCormack and Mr. Perelman’s respective Awards fully vested upon grant in accordance with the terms of their respective Employment Agreements.

Grants Made Pursuant to the 2014 Omnibus Incentive Plan

Annual Incentive Awards Granted in 2023 with Respect to 2022 Performance

    On February 18, 2023, for the performance of their respective roles in 2022, Mr. Harris, Ms. McCormack, Mr. Miceli, Mr. Perelman and Ms. Porcella received Annual Stock Awards with approximate grant date fair values of $4.7 million, $2.0 million, $0.7 million, $0.6 million, and $0.5 million respectively, as follows:

Named Executive Officer	Grant date fair value of Annual Stock Award ($)	Shares of Class A common stock subject to Annual Stock Award

Brian Harris	4,735,444	408,933
Pamela McCormack	1,989,085	171,769
Paul J. Miceli	679,433	58,673
Robert Perelman	597,076	51,561
Kelly Porcella	494,130	42,671

    In accordance with the Harris Employment Agreement, Mr. Harris’ Annual Stock Award was fully vested at grant. As a result of Ms. McCormack’s and Mr. Perelman’s Retirement Eligibility, one-half of their respective awards was fully vested at grant. For a description of the vesting conditions of the Annual Stock Awards to the Named Executive Officers other than Mr. Harris, see “Executive Compensation—Elements of Compensation—Vesting.”

Annual Incentive Awards Granted in 2022 with Respect to 2021 Performance

As mentioned above, while guiding Ladder through the impact of the COVID-19 pandemic, our Named Executive Officers agreed to waive their right to annual cash bonuses and to receive additional equity-based incentive compensation in lieu of cash, further increasing the team’s alignment with Ladder’s stockholders. Because the Named Executive Officers decided to forego cash bonuses in 2020 and 2021 and instead received all incentive compensation in equity, those year’s equity awards should not be considered “just” equity when evaluating Named Executive Officer compensation for those years as they reflect a portion of equity in lieu of cash bonus as well. On January 31, 2022, for the performance of their respective roles in 2021, Mr. Harris, Ms. McCormack, Mr. Miceli, Mr. Perelman and Ms. Porcella received Annual Stock Awards with approximate grant date fair values of $9.9 million, $4.3 million, $1.2 million, $1.3 million, and $1.3 million respectively, as follows:

Named Executive Officer	Grant date fair value of Annual Stock Award ($)	Shares of Class A common stock subject to Annual Stock Award

Brian Harris	9,916,855	834,050
Pamela McCormack	4,293,895	361,135
Paul J. Miceli	1,175,707	98,882
Robert Perelman	1,329,064	111,780
Kelly Porcella	1,329,064	111,780

In accordance with the Harris Employment Agreement, Mr. Harris’ Annual Stock Award was fully vested at grant. As a result of the Compensation Committee’s use of discretion and the Retirement Eligibility of Ms. McCormack and Mr. Perelman, approximately 2/3 of the awards to these officers was fully vested at grant. The other 1/3 of incentive equity granted to Ms. McCormack and Mr. Perelman is restricted stock subject to the Performance Criteria described above under “Executive Compensation—Elements of Compensation—Vesting.” Approximately 1/3 of the awards to Mr. Miceli and Ms. Porcella, respectively, were fully vested, with another 1/3 of the award subject to time-based vesting criteria, and the remaining 1/3 subject to the Performance Criteria.

Annual Incentive Awards Granted in 2020 and 2021 with Respect to 2020 Performance

As mentioned above, while guiding Ladder through the impact of the COVID-19 pandemic, our Named Executive Officers agreed to waive their right to annual cash bonuses and to receive additional equity-based incentive compensation in lieu of cash, further increasing the team’s alignment with Ladder’s stockholders. Because the Named Executive Officers decided to forego cash bonuses in 2020 and 2021 and instead received all incentive compensation in equity, those year’s equity awards should not be considered “just” equity when evaluating Named Executive Officer compensation for those years as they reflect a portion of equity in lieu of cash bonus as well. On December 17, 2020 (for Mr. Miceli on January 1, 2021), for the performance of their respective roles in 2020, Mr. Harris, Ms. McCormack, Mr. Miceli, Marc Fox (who was Chief Financial Officer until March 2021), Mr. Perelman and Ms. Porcella received Annual Stock Awards with approximate grant date fair values of $9 million, $3.6 million, $0.4 million, $1 million, $1 million, and $1 million respectively, as follows:

Named Executive Officer	Grant date fair value of Annual Stock Award ($)	Shares of Class A common stock subject to Annual Stock Award

Brian Harris	9,022,636	908,624
Pamela McCormack	3,568,276	359,343
Paul J. Miceli	401,645	41,068
Marc Fox	968,532	97,536
Robert Perelman	968,532	97,536
Kelly Porcella	1,019,503	102,669

In accordance with the Harris Employment Agreement, Mr. Harris’ Annual Stock Award was fully vested at grant. As a result of the Compensation Committee’s use of discretion and the Retirement Eligibility of Ms. McCormack, Mr. Fox and Mr. Perelman, approximately 2/3 of the awards to these officers was fully vested at grant. The other 1/3 of incentive equity granted to Ms. McCormack, Mr. Fox and Mr. Perelman is restricted stock subject to the Performance Criteria described above under “Executive Compensation—Elements of Compensation—Vesting.” Approximately 1/3 of the award to Mr. Miceli and Ms. Porcella, respectively, was fully vested, with another 1/3 of their respective awards subject to time-based vesting criteria, and the remaining 1/3 subject to the Performance Criteria.

Options Exercised and Stock Vested in Fiscal Year

    The following table summarizes the options exercised and stock vested in the fiscal year ended December 31, 2022, for each Named Executive Officer.

	Options Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Brian Harris	N/A	N/A	834,050	9,916,855
Pamela McCormack	N/A	N/A	322,648	3,844,534
Paul J. Miceli	N/A	N/A	52,516	615,934
Robert Perelman	N/A	N/A	95,091	1,132,708
Kelly Porcella	N/A	N/A	78,081	819,934

(1)    In accordance with the Harris Employment Agreement, Mr. Harris’ Annual Stock Award was fully vested at grant. As a result of Ms. McCormack’s and Mr. Perelman’s Retirement Eligibility, one-half of their respective awards was fully vested at grant. For a description of the vesting conditions of the Annual Stock Awards to the Named Executive Officers other than Mr. Harris, see “Executive Compensation—Elements of Compensation—Vesting.”

(2)    Represents the fair market value on the vesting date (closing price of shares on the vesting date multiplied by the number of shares that vested on that date).

Pension Benefits

    We do not provide pension benefits to our Named Executive Officers.

Nonqualified Deferred Compensation

    We provided no defined contribution plan for the deferral of compensation by our Named Executive Officers on a basis that is not tax-qualified during the fiscal year ended December 31, 2022.

Employment Agreements

    Brian Harris. The Harris Employment Agreement provides for an indefinite term of employment, a base salary which shall not be less than $1,000,000 per annum and the opportunity to participate in LCF’s standard employee benefit programs. Pursuant to the Harris Employment Agreement, Mr. Harris shall receive an annual cash bonus for each calendar year of his employment with the Company of not less than 4.05% of distributable earnings for such calendar year and an annual incentive stock award of an amount not less than 41% of the Senior Management Team’s Annual Equity Incentive Amount for such year, granted pursuant to the 2014 Omnibus Incentive Plan, as amended and/or restated from time to time. The Senior Management Team is composed of the Named Executive Officers. The Senior Management Team’s Annual Equity Incentive Amount (as defined in the Harris Employment Agreement) for the respective year is an amount that is not less than 1.0% of Ladder’s equity market capitalization, as further described in the Harris Employment Agreement. On February 11, 2017, in accordance with the previous Harris Employment Agreement entered into as of January 23, 2014, all outstanding equity awards held by Mr. Harris became fully vested; per such agreement future awards are fully vested upon grant. Mr. Harris is subject to a perpetual confidentiality covenant (with some specified exceptions), a one-year post- termination non-competition covenant and a two-year post-termination employee and customer non-solicitation covenant.

    Pamela McCormack. In connection with her promotion to President, a second amended and restated employment agreement was entered into between LCF and Ms. McCormack (the “Amended McCormack Employment Agreement”), effective January 18, 2018 and provides for an indefinite term of employment, a base salary which shall not be less than $750,000 per annum, and the opportunity to participate in LCF’s standard employee benefit programs. For calendar years 2018 and thereafter, Ms. McCormack is eligible to receive a cash bonus of an amount to be reasonably determined by Mr. Harris, in his capacity as our CEO in accordance with the framework set forth in the Harris Employment Agreement. If Mr. Harris is no longer our CEO, Ms. McCormack shall receive a cash bonus of an amount not less than the greater of 1.2% of distributable earnings or the amount (expressed as a percentage) equal to the average of the percentage of distributable earnings represented by Ms. McCormack’s annual cash bonus for each of the most recent two calendar years for which Ms. McCormack was paid an annual cash bonus prior to Mr. Harris’ departure. For calendar years 2018 and thereafter, while Mr. Harris is our CEO, Ms. McCormack shall be eligible to receive an annual equity incentive grant with respect to such calendar year of her employment in such amount, type and terms as determined by Mr. Harris, subject to her Retirement Eligibility Date (December 8, 2019). If Mr. Harris is no longer our CEO, Ms. McCormack shall receive an annual equity incentive grant for each calendar year during her continued employment with a value of at least the greater of $1,700,000 or the average of the value of the annual equity incentive grant awarded to Ms. McCormack for each of the two most recent calendar years for which she was granted an annual equity incentive grant while Mr. Harris was our CEO. Following Ms. McCormack’s Retirement Eligibility Date, fifty percent of each Annual Stock Award is fully vested at grant and the remaining fifty percent of each Annual Stock Award is subject to the Performance Criteria. Ms. McCormack is subject to a perpetual confidentiality covenant, a one year post- termination non-competition covenant and an eighteen-month post-termination employee and customer non-solicitation covenant.

    Paul J. Miceli. The employment agreement with Mr. Miceli (the “Miceli Employment Agreement”) dated as of February 9, 2021, provides for an indefinite term of employment, a base salary which shall not be less than $350,000 per annum, and the opportunity to participate in LCF’s standard employee benefit programs. For calendar years 2021 and thereafter, Mr. Miceli is eligible to receive a discretionary annual cash bonus, if any, from the annual cash bonus pool for our management team, as established by the Board and the Compensation Committee in consultation with the CEO and in accordance with the Bonus Guidelines. For fiscal year 2021 and thereafter, Mr. Miceli will be eligible to receive a discretionary annual equity incentive grant deemed appropriate by the Board and the Compensation Committee, in consultation with our CEO pursuant to the Bonus Guidelines and the 2014 Omnibus Incentive Plan, as amended from time to time. Pursuant to the applicable award agreements, subject to Mr. Miceli’s continued employment on the applicable vesting dates, the time-vesting portion of the Annual Stock Award vests in three equal installments on each of the first three anniversaries of the date of grant, and the performance-vesting portion of the Annual Stock Award vests in three equal installments on December 31 of each of the three calendar years following the grant date subject to the Performance Criteria. Pursuant to the Miceli Employment Agreement, Mr. Miceli is subject to a perpetual confidentiality covenant, a 90-day post-termination non-competition covenant and a two-year post-termination employee and customer non-solicitation covenant. Notwithstanding the foregoing, however, LCF, with the approval of the Board and after consultation with Mr. Harris, so long as Mr. Harris remains our CEO, may extend the post-termination non-compete period for an additional 90-day period if it provides Mr. Miceli with severance payments equal to three months of his base salary and reimbursements for continued healthcare for up to six months. Mr. Miceli’s Retirement Eligibility Date is December 6, 2041, the date on which he has at least 10 years of service with the Company and is at least 62 years old. Following Mr. Miceli’s Retirement Eligibility Date and subject to Mr. Miceli’s continued employment on the applicable vesting dates, fifty percent of each Annual Stock Award is fully vested at grant and the remaining fifty percent of each Annual Stock Award is subject to the Performance Criteria. Following his retirement, Mr. Miceli’s unvested shares will vest effective as of the date five years after his employment termination date, with the vesting of performance-based shares subject to the Performance Criteria and the vesting of both time- and performance-based shares subject to Mr. Miceli not engaging or otherwise working in the commercial real estate business in competition with Ladder during such five year period.

    Robert Perelman. The amended and restated employment agreement with Mr. Perelman (the “Perelman Employment Agreement”) dated as of January 23, 2014, and effective upon the closing of our IPO, provides for an indefinite term of employment, a base salary which shall not be less than $300,000 per annum, and the opportunity to participate in LCF’s standard employee benefit programs. For calendar years 2015 and thereafter, Mr. Perelman is eligible to receive a discretionary annual cash bonus, if any, from the targeted annual cash bonus pool for our management team, as established by the Board and the Compensation Committee in consultation with the CEO in accordance with the Bonus Guidelines. For fiscal year 2015 and thereafter, Mr. Perelman will be eligible to receive a discretionary annual equity incentive grant deemed appropriate by the Board and the Compensation Committee, in consultation with our CEO pursuant to the Bonus Guidelines and the 2014 Omnibus Incentive Plan, as amended from time to time, of which 90% by value is an Annual Stock Award and 10% by value is an Annual Option Award. In 2017, in light of Ladder’s REIT status, the Board discontinued the use of options as part of executive compensation. Following Mr. Perelman’s Retirement Eligibility Date, fifty percent of each Annual Stock Award is fully vested at grant and the remaining fifty percent of each Annual Stock Award is subject to performance-based criteria. The time-vesting portion of the Annual Stock Award vests in three equal installments on each of the first three anniversaries of the date of grant, subject to the Mr. Perelman’s continued employment on the applicable vesting date. The performance-vesting portion of the Annual Stock Award vests in three equal installments on December 31 of each of the three calendar years following the grant date subject to the Performance Criteria. Mr. Perelman is subject to a perpetual confidentiality covenant, a 90-day post-termination non-competition covenant and a one-year post-termination employee and customer non-solicitation covenant. Notwithstanding the foregoing, however, LCF, with the approval of the Board and after consultation with Mr. Harris, so long as Mr. Harris remains our CEO, may extend the post-termination non-compete period for an additional 90-day period if it provides Mr. Perelman with severance payments equal to three months of his base salary and reimbursements for continued health care for up to six months.

    Kelly Porcella. Ms. Porcella does not have an employment agreement.

Potential Payments upon Termination or Change in Control

    Cash Severance Pursuant to Employment Agreements

    Brian Harris. Pursuant to the Harris Employment Agreement, upon a termination by LCF without cause or by Mr. Harris for good reason (in each case as defined in the agreement), subject to Mr. Harris’ execution of a release of claims in favor of LCF and its affiliates, he will be entitled to receive (i) cash severance equal to the greater of $10,000,000 or two times the sum of Mr. Harris’ annual base salary in effect at the time of termination and the average of the annual cash bonuses paid to him with respect to the two calendar years immediately preceding his termination (the “Harris Cash Severance”), 50% of which will be payable in a lump sum and 50% of which will be payable in twelve equal monthly installments, (ii) a prorated portion of Mr. Harris’ minimum annual cash bonus for the year in which such termination occurs, payable at the same time that performance bonuses for such calendar year are paid to our other senior executives, (iii) a prorated portion of Mr. Harris’ minimum annual equity incentive award for the year in which such termination occurs, payable at the same time as comparable equity incentives for such calendar year are granted to our other senior executives (with such prorated portion being fully vested as of the date of grant), and (iv) subject to Mr. Harris’ timely election and continued eligibility, reimbursements for continued health care for up to two years immediately following Mr. Harris’ termination (as allowed by law). If Mr. Harris’ termination occurs within one year of a change in control (as defined in the 2014 Omnibus Incentive Plan) or if, as of the date of Mr. Harris’ termination, the Company has previously entered into a definitive binding agreement with a buyer that would result in a change in control and such definitive binding agreement remains in effect, then all of the Harris Cash Severance will be payable in a lump sum, as permitted by law.

    Pamela McCormack. Pursuant to the Amended McCormack Employment Agreement, upon a termination without cause by us or a termination for good reason by her (in each case as defined in the agreement), subject to Ms. McCormack’s execution of a release of claims in favor of LCF and its affiliates, Ms. McCormack would be entitled to receive (i) cash severance equal to one and a half times the sum of her annual base salary in effect at the time of termination and the average of her annual cash bonuses with respect to the two calendar years immediately preceding her termination (the “McCormack Cash Severance”), 50% of which will be payable in a lump sum and 50% of which will be payable in twelve equal monthly installments, (ii) a prorated portion of Ms. McCormack’s target annual cash bonus for the year in which such termination occurs (the “Prorated Bonus”), as reasonably determined by Mr. Harris in his capacity as our CEO, based on our performance as of Ms. McCormack’s termination date, or if Mr. Harris is no longer our CEO at the time of Ms. McCormack’s termination, then a prorated portion of the greater of 1.2% or the amount (expressed as a percentage) equal to the average of the percentage of distributable earnings represented by Ms. McCormack’s annual cash bonus for each of the most recent two calendar years for which Ms. McCormack has been paid a year-end bonus prior to Mr. Harris’ transition from his position as CEO, payable at the same time performance bonuses for such calendar year are paid to our other senior executives , (iii) a prorated portion of the amount of Ms. McCormack’s target annual equity incentive grant for the year in which such termination occurs, as reasonably determined by Mr. Harris in his capacity as our CEO, based on our performance as of Ms. McCormack’s termination date relative to the hurdles set, or if Mr. Harris is no longer our CEO at the time of Ms. McCormack’s termination, then a prorated portion of a value equal to not less than the greater of $1,700,000 or the average of the value (at the time of grant) of the Annual Equity Incentive Grant granted to Ms. McCormack for each of the two most recent calendar years for which Ms. McCormack was granted an annual equity incentive grant prior to Mr. Harris’ transition from his position as CEO, payable at the same time performance bonuses for such calendar year are paid to our other senior executives (with such prorated portion being fully vested as of the date of grant), and (iv) subject to Ms. McCormack’s timely election and continued eligibility, reimbursements for continued health care for up to eighteen months immediately following Ms. McCormack’s termination. If Ms. McCormack’s termination occurs within one year of a change in control (as defined in the 2014 Omnibus Incentive Plan) or if, as of the date of Ms. McCormack’s termination, the Company has previously entered into a definitive binding agreement with a buyer that would result in a change in control and such definitive binding agreement remains in effect, then all of the McCormack Cash Severance will be payable in a lump sum, as permitted by law.

    Paul J. Miceli. The provisions governing potential payments upon termination or change in control for Mr. Miceli are the same as those contained in the Perelman Agreement (discussed below).

Robert Perelman. Pursuant to the Perelman Employment Agreement, upon a termination by LCF without cause or by Mr. Perelman for good reason (in each case as defined in the agreement), subject to Mr. Perelman’s execution of a release of claims in favor of LCF and its affiliates, Mr. Perelman will be entitled to receive (i) cash severance equal to the lesser of $1,000,000 and the sum of Mr. Perelman’s annual base salary in effect at the time of termination and the average of Mr. Perelman’s annual cash bonuses with respect to the two calendar years immediately preceding his termination (the “Perelman Cash Severance”), 50% of which will be payable in a lump sum and 50% of which will be payable in twelve equal monthly installments, (ii) a prorated portion of Mr. Perelman’s target annual cash bonus for the year in which such termination occurs (the “Prorated Bonus”), based on our performance as of Mr. Perelman’s termination date as determined by our Compensation Committee, in consultation with our CEO, payable at the same time performance bonuses for such calendar year are paid to our other senior executives (provided that such Prorated Bonus, together with the Perelman Cash Severance, cannot exceed $1,000,000), and (iii) reimbursements for continued health care for up to three months (or six months, if LCF elects to extend the post-termination non-competition period applicable to Mr. Perelman) immediately following Mr. Perelman’s termination. If Mr. Perelman’s termination occurs within one year of a change in control (as defined in the 2014 Omnibus Incentive Plan) or if, as of the date of Mr. Perelman’s termination, the Company has previously entered into a definitive binding agreement with a buyer that would result in a change in control and such definitive binding agreement remains in effect, then all of the Perelman Cash Severance will be payable in a lump sum, as permitted by law.

    Kelly Porcella. The provisions of the Company’s severance policy govern potential payments upon termination for Ms. Porcella. The Company reserves the right, in its sole discretion, to pay severance to any employee who leaves employment with the Company, in conformance with severance plans or policies (if any) then in effect and with applicable law. Any such severance would be in an amount determined by the Company in its sole discretion, and would be contingent upon the employee’s execution of, and continued compliance with, a separation and release agreement in a form suitable to the Company.

Cash Severance in Light of No Cash Bonus in 2021. As the Named Executive Officers forewent cash bonuses in 2021, the Board approved the use of the amount of such Officers’ 2021 Annual Stock Awards in the Named Executive Officer severance calculations in lieu of their $0 cash bonuses.

    Equity Acceleration

    Annual Incentive Equity Awards. With respect to the Annual Stock Awards granted to our Named Executive Officers, with the exception of Mr. Harris and Ms. Porcella, upon a termination of employment or service due to death, disability, termination by us without cause or termination by the Named Executive Officer for good reason (each, as defined in the 2014 Omnibus Incentive Plan, which references the definitions in their employment agreements), the unvested performance-vesting portion of the Annual Stock Awards will remain outstanding for the performance period and will vest to the extent we meet the Performance Criteria. In accordance with the terms of the Harris Employment Agreement, all Annual Stock Awards granted to Mr. Harris are fully vested at grant. Pursuant to her Annual Stock Award agreements, for Ms. Porcella, upon a termination without cause by the Company, the time-based shares that would have vested in the annual vesting cycle immediately following her termination would accelerate and vest on her termination date. Any outstanding performance-based shares that are eligible to vest with respect to the performance year immediately prior to the February 18 following such termination shall remain eligible to vest (and be forfeited) in accordance with the Performance Criteria described in “Executive Compensation—Elements of Compensation—Vesting.” All other unvested shares would be forfeited. Upon a termination due to death or disability, all of Ms. Porcella’s unvested stock would accelerate and fully vest.

    Upon a change in control (as defined in the 2014 Omnibus Incentive Plan), any unvested portion of the Annual Stock Awards granted to each of our Named Executive Officers, other than Ms. Porcella, will become fully vested, so long as the Named Executive Officer has not incurred a termination prior to such change in control. For Ms. Porcella, if a termination without cause occurs within six months of a change in control, upon such termination, Ms. Porcella’s unvested time-based stock would accelerate and vest in full, and the unvested performance-vesting portion of the Annual Stock Awards will remain outstanding and eligible to vest in accordance with the Performance Criteria described in “Executive Compensation—Elements of Compensation—Vesting.” Our Compensation Committee retains the right, in its sole discretion, to provide for the accelerated vesting (in whole or in part) of the Annual Stock Awards.

Termination, Severance and Change in Control Arrangements

    The table below sets forth payments that would have been due to each Named Executive Officer in case of termination without cause or resignation for good reason or a change in control as of December 31, 2022.

Named Executive Officer (4)	Category of Payment	Termination Without Cause or Termination for Good Reason	Termination Upon Death or Disability	Change in Control Without Termination	Termination Without Cause or Termination for Good Reason Upon Change in Control

Brian Harris	Cash Severance(1)	$20,550,000	$—	$—	$20,550,000
	Accelerated Vesting of Stock-Based Awards(2)	—	—	—	—
	Continuation of Benefits and Perquisites(3)	107,770	—	—	107,770
	Total	$20,657,770	$—	$—	$20,657,770

Pamela McCormack	Cash Severance(1)	$6,900,000	$—	$—	$6,900,000
	Accelerated Vesting of Stock-Based Awards(2)	—	—	2,217,033	2,217,033
	Continuation of Benefits and Perquisites(3)	65,021	—	—	65,021
	Total	$6,965,021	$—	$2,217,033	$9,182,054

Paul J. Miceli (4)	Cash Severance(1)	$1,087,500	$—	$—	$1,087,500
	Accelerated Vesting of Stock-Based Awards(2)	392,012	543,556	665,160	770,630
	Continuation of Benefits and Perquisites(3)	6,349	—	—	6,349
	Total	$1,485,861	$543,556	$665,160	$1,864,479

Robert Perelman	Cash Severance(1)	$1,075,000	$—	$—	$1,075,000
	Accelerated Vesting of Stock-Based Awards(2)	—	—	646,054	646,054
	Continuation of Benefits and Perquisites(3)	14,029	—	—	14,029
	Total	$1,089,029	$—	$646,054	$1,735,083

Kelly Porcella	Cash Severance(1)	$—	$—	$—	$—
	Accelerated Vesting of Stock-Based Awards(2)	286,471	1,304,407	—	652,208
	Continuation of Benefits and Perquisites(3)	—	—	—	—
	Total	$286,471	$1,304,407	$—	$652,208

(1)The values in this row represent the cash severance payable to the Named Executive Officers pursuant to their employment agreements, where applicable, upon a termination without cause by us or a termination for good reason by the Named Executive Officers, assuming a termination date of December 31, 2022, subject to an execution of a release of claims in favor of the Company. In the case of Ms. Porcella, per Company policy, severance may be paid in the Company’s sole discretion. The cash severance provided with respect to Messrs. Miceli and Perelman assumes that they would each receive a maximum of $1,000,000 of cash severance in connection with a qualifying termination and would receive an additional $87,500 and $75,000, respectively, upon the Company’s election to extend their non-competition restrictions for an additional ninety days following each of their qualifying terminations, respectively. For a description of the employment agreements generally, see the section captioned, “—Employment Agreements.” As further described in the section captioned, “—Potential Payments upon Termination or Change in Control,” certain Named Executive Officers are also entitled to receive a prorated portion of their target annual cash bonus for the year in which such termination occurs, payable at the same time that performance bonuses for such calendar year are paid to our other senior executives. In the case of Messrs. Miceli and Perelman, such prorated bonus, together with each of their cash severances, cannot exceed $1,000,000, and for such prorated bonus to be payable, their severance cannot each exceed $1,000,000, not including the payment for the non-competition election. A termination on December 31, 2022, would require payment of a full-year annual cash bonus to Mr. Harris and Ms. McCormack. The actual annual cash bonus amounts paid to Mr. Harris and Ms. McCormack for calendar year 2022 were $6,785,000 and $2,819,000, respectively. Ms. McCormack is also entitled to a prorated portion of her target annual equity bonus for the year in which such termination occurs, and Mr. Harris is also entitled to a prorated portion of his minimum Annual Equity Incentive Grant.

(2)The values in this row represent the value of stock-based awards that would be accelerated upon the specified events in the column headings, based on the closing market price of Class A common stock on December 30, 2022 of $10.04 per share. Upon a termination without cause or resignation for good reason or a termination due to death or disability, on December 31, 2022, Ms. McCormack’s and each of Messrs. Miceli and Perelman’s performance-based shares of the respective executive’s Annual Stock Awards (for Mr. Miceli, his 2022 Annual Stock Award) would remain outstanding and eligible to vest upon the necessary return hurdles being met by the Company. The fair market values of the outstanding performance-based shares on December 31, 2022 for Ms. McCormack and Messrs. Miceli and Perelman were $2,217,033, $332,575 and $646,054, respectively; these values are not included in the first two columns of the table. If, upon a change in control (or after the signing of definitive documentation related to the change in control but prior to its closing), Ms. McCormack’s or Messrs. Miceli and Perelman’s employment is terminated without cause or due to death or disability or Ms. McCormack or Messrs. Miceli or Mr. Perelman resigns for good reason, the terminated or resigned Named Executive Officer would have fully vested in their Annual Stock Awards. As discussed in footnote 4 below, the values in this table include the compensation Mr. Miceli received prior to his appointment to Chief Financial Officer. For Ms. Porcella and for Mr. Miceli (for his awards received prior to his appointment to Chief Financial Officer), upon a termination without cause by the Company, on December 31, 2022, the time-based shares that would have vested in the annual vesting cycle immediately following their respective terminations would have accelerated and vested on each of their termination dates. Any outstanding performance-based shares that were eligible to vest with respect to the performance year immediately prior to the February 18 following such termination would remain eligible to vest (and be forfeited) in accordance with the Performance Criteria described in “Executive Compensation—Elements of Compensation—Vesting.” All other unvested shares would be forfeited. Upon a termination due to death or disability, on December 31, 2022, Mr. Miceli and Ms. Porcella’s respective unvested stock would fully vest. If a termination without cause occurs within six months of a change in control, upon such termination, Mr. Miceli and Ms. Porcella’s respective unvested time-based stock would fully vest and their respective unvested performance-based stock would remain outstanding and eligible to vest (and be forfeited) in accordance with the Performance Criteria. As of December 31, 2022, all Annual Option Awards granted to the Named Executive Officers, other than Mr. Miceli and Ms. Porcella who did not receive any Option Awards, have vested and thus are not included in the table.

(3)The values in this row represent the value of reimbursements for continued health benefits and life and disability insurance to which certain Named Executive Officers would be entitled pursuant to their employment agreements upon a termination without cause by us or a termination for good reason by the Named Executive Officers, assuming a termination date of December 31, 2022: $107,770 represents reimbursements for continued health care for up to two years immediately following Mr. Harris’ termination; $65,021 represents reimbursements for continued health care for up to 18 months immediately following Ms. McCormack’s termination; $6,349 and $19,863 represent reimbursements for continued health care for up to six months immediately following each of Mr. Miceli and Mr. Perelman’s terminations, respectively, assuming that LCF elects to extend the post-termination non-competition period applicable to Messrs. Miceli and Perelman.

(4)Mr. Miceli was appointed Chief Financial Officer on March 1, 2021. For purposes of this table, the values for Mr. Miceli include compensation he received prior to his appointment to Chief Financial Officer.

CEO Pay Ratio Disclosure

    As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“the Dodd-Frank Act”), and Item 402(u) of Regulation S-K, we are providing the following information for the year ended December 31, 2022:

•The median of the annual total compensation of all employees of the Company (other than our CEO), was $325,885; and the annual total compensation of Mr. Harris, our CEO, was $12,523,354.

•Based on this information, for 2022, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was approximately 38 to 1.

    We completed the following steps to identify the median of the annual total compensation of all our employees and to determine the annual total compensation of our median employee and CEO:

•As of December 31, 2022, our employee population consisted of 63 employees.

•To find the median of the annual total compensation of our employees (other than our CEO), we used each employee’s annualized year end base salary, cash bonus earned for 2022, overtime payments, sign-on bonuses and the grant date fair value of equity compensation granted in 2023 for 2022 performance. In making this determination, we annualized base salaries for full-time permanent employees who were employed on December 31, 2022, but did not work for us for the entire year.

•We identified our median employee using this compensation measure and methodology, which was consistently applied to all our employees included in the calculation.

•After identifying the median employee, we added together all of the elements of such employee’s compensation for 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $325,885, which includes group term life insurance coverage and long-term disability coverage imputed as income to all employees, to be consistent with the CEO annual total compensation described in the next sentence. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2022 Summary Compensation Table in this Proxy Statement, which is also in accordance with the requirements of Item 402(c)(2)(x).

    The Company’s CEO pay ratio disclosure may not provide a useful comparison of the Company to its peers because of the flexibility that each company is permitted in determining its ratio.

Pay vs. Performance

In accordance with the requirements of Item 402(v) of Regulation S-K, the following tables and graphs and accompanying footnotes and discussion provide information required by the SEC regarding executive compensation and measures of Company performance in the last three fiscal years. Except if expressly stated, the information presented below was not considered in structuring our executive compensation program for the years presented; the Compensation Discussion and Analysis set forth above describes the considerations utilized in the compensation program for our Named Executive Officers. The amount of compensation “actually paid” set forth in the initial table is calculated in the manner set forth in the regulation and in certain cases may not reflect amounts realized with respect to the covered compensation.1

(1) For the purposes of calculating the amount of compensation “actually paid” in the pay versus performance table and accompanying disclosures, equity awards granted to the Named Executive Officers have been treated as having been granted in the year in which the grant date fair value for such award was reported in the Summary Compensation Table.

Tabular Disclosure

Year	Summary Compensation Table Total for CEO	Compensation “Actually Paid” to CEO (1)	Average Summary Compensation Table Total for Other NEOs	Average Compensation “Actually Paid” to Other NEOs(2)	Value of Initial Fixed $100 Investment on December 31, 2019 Based On:		Net Income	Distributable Earnings(4) “Company-Selected Measure”
					Total Shareholder Return	Peer Group Total Shareholder Return(3)
	($)	($)	($)	($)	($)	($)	($ in ‘000)	($ in ‘000)
2022	12,523,354	12,523,354	2,680,827	2,509,977	70.2	71.2	165,305	148,399
2021	10,928,909	10,928,909	1,980,281	2,237,640	76.1	88.7	56,893	61,340
2020	10,034,690	10,034,690	2,062,914	1,587,399	59.4	76.6	(9,458)	51,318

(1)     See “—Compensation “Actually Paid” to the CEO” for amounts deducted and added to the total compensation of the CEO to determine the amount of compensation “actually paid.”

(2)     See “—Average Compensation “Actually Paid” to Other NEOs” for amounts deducted and added to the average compensation of the Named Executive Officers other than the CEO, to determine the average amount of compensation “actually paid.”

(3)     Cumulative annual total returns for the Bloomberg REIT Mortgage Index. The Total Shareholder Return (“TSR”) for 2020 represents the one-year TSR, the TSR for 2021 represents the two-year TSR, and the TSR for 2022 represents the cumulative TSR for the entire three years covered in the table. Assumes reinvestment of dividends.

(4)     This financial measure is not calculated in accordance with GAAP. For additional information concerning this non-GAAP financial measure, including a reconciliation to the most comparable GAAP financial measure, please see Annex A to this Proxy Statement.

Compensation “Actually Paid” to the CEO

The table below details the adjustments made to the totals in the Summary Compensation Table to calculate compensation “actually paid” to the CEO:

Year	Reported Summary Compensation Table Total ($)	Reported Value of Equity Awards ($)(a)	Equity Award Adjustments ($)(b)(c)	Compensation “Actually Paid” to CEO ($)(d)
2022	12,523,354	4,735,444	4,735,444	12,523,354
2021	10,928,909	9,916,855	9,916,855	10,928,909
2020	10,034,690	9,022,363	9,022,363	10,034,690

(a)    The reported value of equity awards represents the grant date fair value of equity awards as reported in the “Stock Awards” column of the Summary Compensation Table for each applicable year.

(b)    The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following:

(i)    the grant date fair value of equity awards in respect to the applicable performance year as reported in the “Stock Awards” column of the Summary Compensation Table for each applicable year;

(ii)    the amount of change in fair value of any equity awards granted in the applicable year (from the grant date) that are outstanding and unvested as of the end of the applicable year;

(iii)    the amount of change in fair value as of the end of the applicable year (from the end of the prior fiscal year) of any awards reported as granted in prior years that are outstanding and unvested as of the applicable year;

(iv)    for awards reported as granted in prior years that vest in the applicable year, the amount equal to the change in fair value as of the vesting date (from the end of the prior fiscal year);

(v)    for awards reported as granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and

(vi)    the dollar value of any dividends or other earnings paid on equity awards in the applicable year that are not otherwise reflected in the fair value of such award of such award or included in any other component of total compensation for the applicable year.

(c)    No amounts were deducted or added in calculating the equity award adjustments for our CEO as these awards were vested at grant.

(d)    The Company does not provide pension benefits, so no adjustments were made in respect of pensions.

Average Compensation “Actually Paid” to Other NEOs

The table below details the adjustments made to the averages in the Summary Compensation Table to calculate average compensation “actually paid” to the other NEOs:

Year (a)	Reported Summary Compensation Table Average ($)	Reduced by Reported Average Value of Equity Awards ($)(b)	Increased by Average Equity Award Adjustments ($)(c)	Average Compensation “Actually Paid” to Other NEOs ($)(d)
2022	2,680,827	939,931	769,082	2,509,977
2021	1,980,281	1,625,546	1,882,905	2,237,640
2020	2,062,914	1,631,211	1,155,695	1,587,399

(a)    The Named Executive Officers for 2022 are Messrs. Harris, Miceli and Perelman, Ms. McCormack and Ms. Porcella. Paul J. Miceli became Chief Financial Officer on March 1, 2021. The Named Executive Officers for 2021 were Messrs. Harris, Fox, Miceli and Perelman, Ms. McCormack and Ms. Porcella. The table reflects both Mr. Miceli and Mr. Fox’s actual compensation for 2021, neither of which have been annualized. The Named Executive Officers for 2020 were Messrs. Harris, Fox and Perelman, Ms. McCormack and Ms. Porcella.

(b)    The reported value of equity awards represents the grant date fair value of equity awards as reported in the “Stock Awards” column of the Summary Compensation Table for each applicable year.

(c)    The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following:

(i)    the grant date fair value of equity awards in respect to the applicable performance year as reported in the “Stock Awards” column of the Summary Compensation Table for each applicable year;

(ii)    the amount of change in fair value of any equity awards granted in the applicable year (from the grant date) that are outstanding and unvested as of the end of the applicable year;

(iii)    the amount of change in fair value as of the end of the applicable year (from the end of the prior fiscal year) of any awards reported as granted in prior years that are outstanding and unvested as of the applicable year;

(iv)    for awards reported as granted in prior years that vest in the applicable year, the amount equal to the change in fair value as of the vesting date (from the end of the prior fiscal year);

(v)    for awards reported as granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and

(vi)    the dollar value of any dividends or other earnings paid on equity awards in the applicable year that are not otherwise reflected in the fair value of such award of such award or included in any other component of total compensation for the applicable year.

(d)    The Company does not provide pension benefits, so no adjustments were made in respect of the same.

Description of the Relationship between Pay and Performance

•Relationship Between Compensation “Actually Paid,” Net Income and Distributable Earnings

Compensation "Actually Paid" vs. Net Income and Distributable Earnings
Compensation "Actually Paid" ($ in Thousands)
Net Income and Distributable Earnings ($ in Thousands)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
190,000
170,000
150,000
130,000
110,000
90,000
70,000
50,000
30,000
10,000
(10,000)
Year
2020
2021
2022
CAP to CEO
Average CAP to Non-CEO NEOs
Net Income
Distributable Earnings

•Relationship Between Compensation “Actually Paid” and Ladder’s TSR

Compensation "Actually Paid" vs. Ladder Cumulative TSR
14,050
12,050
10,050
8,050
6,050
4,050
2,050
50
Compensation "Actually Paid" ($ in Thousands)
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
TSR ($)
2020
2021
2022
Year
CAP to CEO
Average CAP to Non-CEO NEOs
Company TSR

•Relationship Between Ladder’s TSR and the Peer Group TSR

## Company vs. Peer Group Cumulative TSR

Cumulative TSR
95.0
90.0
85.0
80.0
75.0
70.0
65.0
60.0
55.0
50.0

| | 2020 | 2021 | 2022 |
|---|---|---|---|
| Company TSR | 59.4 | 76.1 | 70.2 |
| Peer Group TSR | 76.6 | 88.7 | 71.2 |

Tabular List of Important Financial Measures

Set forth below in alphabetical order are the most important financial measures used by the Company for the most recent fiscal year, 2022, to link compensation “actually paid” to the Company’s CEO and other NEOs to the Company’s performance.

Most Important Performance Measures
Book Value (1)
Distributable Earnings (2)(4)
Market Capitalization (1)
Pre-Tax Distributable ROAE (3)(4)

(1)     For a description of how book value and market capitalization are used to determine Annual Stock Awards for the CEO and other Named Executive Officers, see “Executive Compensation—Compensation Discussion and Analysis—Elements of Compensation—Long-Term Equity Compensation.”

(2)    For a description of how distributable earnings is used to determine annual cash incentive compensation for the CEO and other Named Executive Officers, see “Executive Compensation—Compensation Discussion and Analysis—Elements of Compensation—Annual Cash Incentive Compensation.”

(3)    For a description of how pre-tax distributable ROAE is used to determine performance vesting for the Named Executive Officers other than the CEO, see “Executive Compensation—Compensation Discussion and Analysis—Elements of Compensation—Vesting.”

(4)    This financial measure is not calculated in accordance with GAAP. For additional information concerning this non-GAAP financial measure, including a reconciliation to the most comparable GAAP financial measure, please see Annex A to this Proxy Statement.

Director Compensation

    The following table shows the compensation earned by each of our non-employee directors during the fiscal year ended December 31, 2022. As CEO and President, respectively, Mr. Harris’ and Ms. McCormack’s compensation is shown in the table entitled “2022 Summary Compensation Table” and the related tables that follow; they did not receive any additional compensation with respect to their service on the Board.

Director Compensation Table for the Year Ended December 31, 2022

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Total ($)

Alan Fishman	300,000	75,328	375,328
Mark Alexander	115,000	75,328	190,328
Douglas Durst	125,000	75,328	200,328
Jeffrey Steiner	100,000	75,328	175,328
David Weiner	100,000	75,328	175,328

(1)    Represents the grant date fair value of the award, computed in accordance with ASC 718, which is also the fair market value of the shares on the date of grant. No assumptions were used in the calculation of grant date fair value.

    Narrative Disclosure Regarding Director Compensation Table

    Director Annual Cash Compensation. LCF entered into a director agreement with Mr. Fishman, dated September 22, 2008, which provides Mr. Fishman with a $300,000 fee per year for being our Non-Executive Chairperson. The director agreement may terminate upon written notice of termination by Mr. Fishman or the Board of the Company or upon sale of the Company. Pursuant to our Non-Employee Director Compensation Policy (the “Director Compensation Policy”), each of Messrs. Alexander, Durst, Steiner and Weiner receive cash payments totaling $100,000 per year for service on our Board, payable in monthly installments in the calendar month immediately following each completed month of service (or a prorated portion for any partial month of service). Additionally, per the Director Compensation Policy, our non-employee directors may receive $15,000 annually for service as a chairperson of our Audit Committee or Compensation Committee and $10,000 for service as a chairperson of our Nominating and Corporate Governance Committee.

    Director Annual Stock Awards. Per the Director Compensation Policy, on February 18, 2022, we granted restricted shares of our Class A common stock, pursuant to the 2014 Omnibus Incentive Plan (the “Director Annual Stock Awards”), to Messrs. Fishman, Alexander, Durst, Steiner, and Weiner each with a grant date fair value of $75,328, representing 6,505 shares each, all of which were unvested as of December 31, 2022. The Director Annual Stock Awards vest in full on the one-year anniversary of the date of grant or upon a change in control of the Company, subject to continued service on our Board.

Non-Employee Director Stock Ownership Guidelines

In order to further align their interests with the long-term interests of stockholders and further promote the Company’s commitment to sound corporate governance, all non-employee directors who serve in their individual capacity are subject to stock ownership guidelines for as long as they continue to serve as directors of the Company. Subject to the terms of those guidelines, first adopted in 2017, non-employee directors are required to hold a number of vested shares equal to the greater of (x) $225,000 or (y) three (3) times the value of the director’s annual Board retainer for that year (not including any additional retainers received for committee service). All of our non-employee directors satisfied the terms of the guidelines as of the date of this Proxy Statement.

Directors are also subject to the prohibition on transactions involving a derivative security as described above under “Executive Compensation—Elements of Compensation—Long-Term Equity Compensation.”

AUDIT COMMITTEE REPORT

    The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2022. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

    The Audit Committee currently consists of three members: Messrs. Alexander, Fishman and Weiner. All of the members are independent directors under the NYSE and SEC audit committee membership requirements. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board. A copy of the charter can be found on the Company’s website at ir.laddercapital.com.

    In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services.

    Management of the Company is responsible for the Company’s system of internal control and its financial reporting process. The Company’s independent registered public accountants for the fiscal year ended December 31, 2022, Ernst & Young LLP (“EY”), were responsible for performing an independent integrated audit of the Company’s consolidated financial statements and its internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon. The Audit Committee is responsible for the monitoring and oversight of these processes.

    In connection with these responsibilities, the Audit Committee met with management and EY to review and discuss the December 31, 2022 audited consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting. The Audit Committee also discussed with the independent registered public accountants the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee also received written disclosures and the letter from EY as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accountants their independence.

    Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Submitted by the Members of the Audit Committee:

Mark Alexander (Chair), Alan H. Fishman and David Weiner

PROPOSALS

Overview of Proposals

    This Proxy Statement contains the following proposals requiring stockholder action:

(1)Proposal 1 requests the reelection of Brian Harris and Mark Alexander to the Board of Directors.

(2)Proposal 2 requests the ratification of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for 2023.

(3)Proposal 3 requests the approval of the Ladder Capital Corp 2023 Omnibus Incentive Plan.

(4)Proposal 4 requests the approval of an amendment to our Second Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding exculpation of officers.

    Each proposal is discussed in more detail below.

Proposal 1 — Election of Directors

    The Board has nominated Mr. Harris and Mr. Alexander to serve as directors until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified.

    At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the nominees named in this Proxy Statement. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board’s nominees. If a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders may vote for any nominee designated by the present Board to fill the vacancy.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF BRIAN HARRIS AND MARK ALEXANDER TO THE BOARD OF DIRECTORS.

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

    Under the Audit Committee’s charter, the Audit Committee is directly responsible for the appointment, retention and termination, evaluation, compensation, review and oversight of Ladder’s independent auditor. In fulfilling this responsibility, the Audit Committee evaluates and monitors the auditor’s qualifications, performance and independence and reviews and evaluates the lead audit partner. The Audit Committee also approves all audit and non-audit engagement fees and terms associated with the retention of the independent auditors.

The Audit Committee has re-appointed EY as the Company’s independent registered public accounting firm and as auditors of the Company’s audited consolidated financial statements for the fiscal year ending December 31, 2023. EY has served as the Company’s independent registered public accounting firm since February 2022 and has no other ties to management or the Company other than this engagement. The Audit Committee and the Board believe that the continued retention of EY as the Company’s independent auditor is in the best interests of the Company and its stockholders.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of EY as the Company’s independent registered public accounting firm for 2023. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of EY are expected to attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Principal Accountant Fees and Services

    The following table shows the fees accrued or paid to our independent registered public accounting firm for the years ended December 31, 2022 and 2021:

	2022 (EY)	2021 (PwC)(1)

Audit Fees (2)	$1,356,000	$2,174,500
Tax Fees (3)	—	1,784,968
All Other Fees (4)	—	1,987
Total	$1,356,000	$3,961,455

(1)PricewaterhouseCoopers LLP (“PwC”) served as the Company’s independent registered public accounting firm and as auditors of the Company’s audited consolidated financial statements for the fiscal year ending December 31, 2021.

(2)Audit fees relate to professional services rendered in connection with the audit of the Company’s annual financial statements and internal control over financial reporting included in the Company’s Annual Reports on Form 10-K, quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, issuance of a comfort letter and consents, review of proxy disclosures, and audit services provided in connection with other statutory and regulatory filings.

(3)Tax fees relate to professional services rendered in connection with tax audits, tax compliance, and tax consulting and planning services. Below is a breakout of the tax compliance services and consulting and advisory services provided by PwC during 2021. Tax compliance services include the preparation of original and amended tax returns, refund claims, audit support, and tax payment planning. Consulting and advisory services include tax advice, planning, and consulting services. The evaluation, planning, and implementation of tax-sensitive corporate strategies, and the development of an infrastructure to facilitate ongoing compliance with rules applicable to REITs required substantial expertise.

Tax Service (PwC)	2021

Compliance	$1,252,468
Consulting and Advisory	532,500
Total	$1,784,968

(4)    Consists entirely of a subscription renewal for a license used for researching accounting guidance.

    Pursuant to its charter, the Audit Committee pre-approves all audit and non-audit services provided by the independent auditor and shall not engage the independent auditor to perform the specific non-audit services proscribed by law or regulation.

Proposal 3 — Approval of the Ladder Capital Corp 2023 Omnibus Incentive Plan

We believe that providing our employees, non-employee directors and consultants with an equity interest in the Company brings their interests in line with those of our stockholders.

We are asking our stockholders to consider and vote upon a proposal to approve the Ladder Capital Corp 2023 Omnibus Incentive Plan (the “2023 Omnibus Incentive Plan”), which, if approved, will supersede and replace the 2014 Omnibus Incentive Plan in its entirety.

Overview

    Upon the recommendation of the Compensation Committee, the Board adopted the 2023 Omnibus Incentive Plan on April 3, 2023, subject to the receipt of stockholder approval at the Annual Meeting. The Board believes that adopting the 2023 Omnibus Incentive Plan is in the best interests of the Company and its stockholders because it will permit the Company to continue to provide compensatory equity-based grants to promote the growth and success of the Company by aligning the interests of the 2023 Omnibus Incentive Plan grantees with those of the Company’s stockholders, and enable the Company to recruit, reward, and retain employees, officers, consultants and directors of the Company and its affiliates.

    If the 2023 Omnibus Incentive Plan is approved by our stockholders at the Annual Meeting, the 2023 Omnibus Incentive Plan will become effective on the date of the Annual Meeting, and the 2014 Omnibus Incentive Plan will terminate with respect to new awards effective on the date of the Annual Meeting, and from such date, no new awards will be granted under the 2014 Omnibus Incentive Plan. If the 2023 Omnibus Incentive Plan is not approved by our stockholders at the Annual Meeting, the 2023 Omnibus Incentive Plan will not become effective, and the 2014 Omnibus Incentive Plan will remain in effect until its expiration on January 16, 2024 in accordance with its terms, after which date no further awards may be granted under the 2014 Omnibus Incentive Plan. Whether or not the 2023 Omnibus Incentive Plan is approved by our stockholders, each award granted under the 2014 Omnibus Incentive Plan prior to its expiration (or, if occurring earlier, its termination) will continue to be subject to the terms and provisions applicable to such award under the applicable award agreement and the 2014 Omnibus Incentive Plan.

Historical Information

    The 2014 Omnibus Incentive Plan authorized an initial share reserve of up to 3,000,000 shares of our Class A common stock, subject to an annual evergreen increase of (i) 2.25% of the total number of shares of Class A common stock and Class B common stock, collectively, outstanding on the last day of the immediately preceding December, or (ii) a lesser amount determined by the Board. In accordance with the terms of the 2014 Omnibus Incentive Plan, adjustments may also be made upon certain changes in capitalization and similar corporate events. If the 2023 Omnibus Incentive Plan is approved by our stockholders, 3,000,000 shares of our Class A common stock will be newly authorized for issuance thereunder, subject to adjustment in accordance with the terms of the 2023 Omnibus Incentive Plan. In addition to the approximately 10,253,867 shares of our Class A common stock remaining available for issuance under the 2014 Omnibus Incentive Plan as of March 31, 2023 (as subsequently adjusted for forfeitures and issuances subsequent to such date), the total shares of our Class A common stock authorized for issuance under the 2023 Omnibus Incentive Plan will be 13,253,867 shares, not subject to an annual evergreen increase. There were 2,217,337 unvested restricted stock awards and 623,788 vested stock options outstanding under the 2014 Omnibus Incentive Plan as of March 31, 2023. The market price per share of the securities underlying the shares as of March 31, 2023 was $9.45.

    For additional information regarding equity-based awards previously granted by us under the 2014 Omnibus Incentive Plan, please see Note 14 to our consolidated financial statements filed with our Form 10-K for the fiscal year ended December 31, 2022. If the 2023 Omnibus Incentive Plan is approved by stockholders, we intend to file, pursuant to the Securities Act, a registration statement on Form S-8 to register the shares of Class A common stock available for issuance under the 2023 Omnibus Incentive Plan.

Key Features of the 2023 Omnibus Incentive Plan

•No new awards will be granted under the 2014 Omnibus Incentive Plan following the Annual Meeting if the 2023 Omnibus Incentive Plan is approved by our stockholders;
•No evergreen or automatic reload provision for the share reserve;
•No automatic awards are promised to any eligible individual;
•No automatic acceleration of vesting of awards in the event of a change in control of the Company;
•No “golden parachute” gross-ups;
•No re-pricing of stock options or stock appreciation rights (“SARs”) without stockholder approval;
•No liberal share recycling for stock option awards or stock appreciation rights (e.g., shares used to pay tax obligations or to pay exercise prices do not become available for re-grant under the 2023 Omnibus Incentive Plan);
•No payment of dividends or dividend equivalents until the underlying award is vested;
•No granting of stock options and stock appreciation rights with a per share exercise price of less than 100% of the fair market value of a share of our Class A common stock on the date of grant;

•Administered by the Compensation Committee, an independent committee of our Board;
•Ten-year term;
•Awards are generally non-transferrable;
•Awards are subject to any clawback or recoupment policy adopted by the Company or required by applicable law or regulation; and
•Includes meaningful annual limits on total director compensation.

Equity Use

    For our Named Executive Officers, equity-based incentive awards represent a significant portion of their compensation, with such awards representing approximately 41% of their total 2022 incentive compensation and 100% of their 2021 and 2020 incentive compensation. As mentioned above, while guiding Ladder through the impact of the COVID-19 pandemic, our Named Executive Officers agreed to waive their right to annual cash bonuses and to receive additional equity-based incentive compensation in lieu of cash, further increasing the team’s alignment with Ladder’s stockholders. Because the Named Executive Officers decided to forego cash bonuses in 2020 and 2021 and instead received all incentive compensation in equity, those year’s equity awards should not be considered “just” equity when evaluating Named Executive Officer compensation for those years as they reflect a portion of equity in lieu of cash bonus as well.

Still, the equity-based incentive compensation granted to Named Executive Officers has averaged less than half of the total annual equity-based incentive compensation awarded at the Company over the last four years. Employees other than Named Executive Officers have received 52% of the total annual equity-based incentive compensation for the years 2019-2022 (subject to time- and performance-based vesting provisions). The Named Executive Officers, the Board and Compensation Committee believe that equity grants to employees promotes retention and Company-wide alignment with stockholders.

Granular Burn Rate

    Our value-adjusted burn rate over the last three calendar years has averaged 2.02%, which is below the ISS global industry classification standard (GICS) burn rate limit for our industry of 3.61% over that same period. “Burn rate” is calculated by dividing the total number of shares subject to equity awards granted in a given year by the total weighted average number of shares of common stock outstanding during the period, and does not reflect any subsequent award forfeitures or cancellations.

The table below shows full-value awards granted in the past three years, broken down by time and performance-based awards.

Fiscal Year	Granted Appreciation Awards (Options and SARs)	Total Full-Value Awards Granted	Granted Time-Based Restricted Stock	Granted Performance-Based Restricted Stock	Earned Performance-Based Restricted Stock (1)
2022	N/A	2,884,304	2,102,845	781,459	513,904
2021	N/A	747,713	508,460	239,253	438,235
2020	N/A	4,423,215	3,237,566	1,185,649	363,647

(1) The number of performance-based shares are set at grant and vest subject to attainment of the Performance Criteria described in “Executive Compensation—Elements of Compensation—Vesting.”

Overhang Calculation
    “Overhang” is a measure of potential dilution from equity compensation plans and is calculated by dividing the number of shares of common stock subject to equity awards outstanding at the end of the relevant year plus the number of shares available for future grants under our equity plans by the total number of shares of common stock outstanding at the end of such year.

As Of Date	Outstanding Appreciation Awards Under All Plans (1)	Weighted-Average Exercise Price ($)	Weighted Average Remaining Term (in years)	Full Value Awards Outstanding Under All Equity Incentive Plans	Number of Shares Available for Grant Under All Equity Incentive Plans (2)
3/31/2023	623,788	14.84	2.27	2,217,337	10,253,867

(1) Shares underlying option awards that have vested but have not been exercised.

(2) Unless the 2023 Omnibus Incentive Plan is not approved by shareholders, the Company does not expect to grant any shares available under its current plan before it is terminated.

Summary of Material Terms of the 2023 Omnibus Incentive Plan

    The following is a summary of the material terms of the 2023 Omnibus Incentive Plan and is qualified in its entirety by reference to the 2023 Omnibus Incentive Plan included as Annex B to this proxy statement, which is incorporated by reference into this Proposal 3.

    The 2023 Omnibus Incentive Plan provides for grants of stock options, SARs, restricted stock, performance awards, other stock-based awards and other cash-based awards (each, an “Award”). The purpose of the 2023 Omnibus Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

Administration of the 2023 Omnibus Incentive Plan

    The 2023 Omnibus Incentive Plan will be administered by the Board, or a committee of the Board duly authorized by the Board to administer the 2023 Omnibus Incentive Plan, which will be our Compensation Committee. Subject to the terms of the 2023 Omnibus Incentive Plan and applicable law, the Compensation Committee will have the authority to grant Awards to eligible individuals under the 2023 Omnibus Incentive Plan. The Compensation Committee has the authority to determine the eligible individuals to whom Awards will be granted, to determine the types of Awards to be granted, to determine the terms and conditions of each Award (including, but not limited to, the exercise or purchase price, any vesting schedule or acceleration thereof, or any forfeiture restrictions), to determine the number of shares of common stock and/or cash to be covered by each Award, and to make all other determinations in connection with the 2023 Omnibus Incentive Plan and the Awards thereunder as the Compensation Committee deems necessary or desirable. Further, the Compensation Committee has the authority to adopt, alter and repeal administrative rules governing the 2023 Omnibus Incentive Plan, to construe and interpret the terms and provisions of the 2023 Omnibus Incentive Plan and any Award issued thereunder (and any award agreements), and to otherwise supervise the administration of the 2023 Omnibus Incentive Plan. All decisions taken by the Board or the Compensation Committee in connection with the 2023 Omnibus Incentive Plan will be final, binding and conclusive on the Company and all employees and participants.

    The Compensation Committee may designate employees of the Company and professional advisors to assist in the administration of the 2023 Omnibus Incentive Plan, to the extent permitted by applicable law. Further, the Compensation Committee may delegate any or all of its powers and duties under the 2023 Omnibus Incentive Plan to a subcommittee of directors or to any executive officer, including the power to perform administrative functions and grant Awards; provided, that such delegation does not violate applicable law or result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to participants subject to Section 16 of the Exchange Act in respect of the Company. The Compensation Committee may adjust performance goals applicable to an Award granted under the 2023 Omnibus Incentive Plan to reflect any unusual or non-recurring events and other extraordinary items.

Available Shares

    The aggregate number of shares of our Class A common stock (referred to as “common stock” unless otherwise indicated) which may be issued or used for reference purposes under the 2023 Omnibus Incentive Plan or with respect to which Awards may be granted may not exceed 3,000,000 shares, plus an additional amount, not to exceed 10,253,867 shares, remaining available for new Awards under the 2014 Omnibus Incentive Plan as of the date of March 31, 2023 (together, the “Share Reserve”). In accordance with the terms of the 2023 Omnibus Incentive Plan, the Share Reserve may be subject to adjustment in the event of a reorganization, stock split, merger or similar change in the corporate structure or the outstanding shares of common stock. In the event of any of these occurrences, we may make any adjustments we consider appropriate to, among other things, the number and kind of shares, options or other property available for issuance under the plan or covered by grants previously made under the plan. The maximum number of shares of common stock with respect to which incentive stock options may be granted under the 2023 Omnibus Incentive Plan will be equal to the Share Reserve. The shares available for issuance under the 2023 Omnibus Incentive Plan may be, in whole or in part, either authorized and unissued shares of our common stock or shares of common stock held in or acquired for our treasury.

    To the extent that an award outstanding under the 2014 Omnibus Incentive Plan as of the effective date of the 2023 Omnibus Incentive Plan (each, a “Prior Plan Award”) or an Award expires or is canceled, forfeited or terminated for any reason without issuance of the full number of shares of common stock to which the Award or Prior Plan Award related, the number of unissued shares of common stock underlying such Award or Prior Plan Award will be added back to the Share Reserve. Any Award granted under the 2023 Omnibus Incentive Plan settled in cash will not count against the Share Reserve. The following shares of common stock subject to an Award or Prior Plan Award will not be added back to the Share Reserve: (i) shares delivered, withheld or surrendered in payment of any exercise or purchase price of a stock option or SAR granted under the 2023 Omnibus Incentive Plan, (ii) shares delivered, withheld or surrendered to satisfy any tax withholding obligations, (iii) shares repurchased on the open market with the proceeds from the exercise price or purchase price of a stock option or SAR granted under the 2023 Omnibus Incentive Plan, and (iv) shares covered by a stock-settled SAR or other Awards or Prior Plan Awards that were not issued upon the settlement of the Award or Prior Plan Award.

    Awards may be granted under the 2023 Omnibus Incentive Plan in assumption or substitution of outstanding Awards previously granted by an entity acquired by the Company or with which the Company combines. Such substitute awards will not count against the Share Reserve, however, substitute awards issued in connection with the assumption or substitution of outstanding stock options intended to qualify as incentive stock options will count against the incentive stock option limit described above. Substitute awards that are stock options or SARs may have an exercise price that is less than the fair market value of a share of common stock on the date of substitution if such substitution complies with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and other applicable law.

Director Compensation

    The maximum value of Awards granted under the 2023 Omnibus Incentive Plan during any calendar year to a non-employee director may not when taken together with any cash fees paid to such non-employee director during such calendar year for such individual’s service on the Board, $750,000 in total (based on the fair market value of shares underlying the Award as of the grant date for restricted stock awards and other stock-based awards, and based on the grant date fair value for accounting purposes for stock options and SARs); provided, that for any calendar year in which a non-employee director: (i) first commences service on the Board; (ii) serves on a special committee of the Board, or (iii) serves as lead director or chairperson of the Board, such limit will be $1,000,000.

Eligibility for Participation

    Employees, non-employee directors and consultants of the Company and its affiliates are eligible to receive Awards under the 2023 Omnibus Incentive Plan. Participation in the 2023 Omnibus Incentive Plan will be determined by the Compensation Committee in its sole discretion. As of March 31, 2023, the Company and its affiliates had 63 employees, 2 consultants and 5 directors who would be eligible to participate in the 2023 Omnibus Incentive Plan.

Award Agreement

Awards granted under the 2023 Omnibus Incentive Plan will be evidenced by award agreements, which need not be identical, that provide additional terms, conditions, restrictions and/or limitations covering the grant of the Award. Each Award agreement will be subject to the terms and conditions of the 2023 Omnibus Incentive Plan.

Stock Options

    The Compensation Committee may grant nonqualified stock options to eligible individuals under the 2023 Omnibus Incentive Plan and may grant incentive stock options only to eligible employees of the Company, its “subsidiaries” or its “parents” (each within the meaning of Section 424(f) of the Code). The Compensation Committee will determine the number of shares of our common stock subject to each option, the term of each option, which may not exceed ten years, or five years in the case of an incentive stock option granted to a ten percent stockholder, the exercise price, the vesting schedule, if any, and the other terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than 100% of the fair market value of a share of our common stock at the time of grant or, in the case of an incentive stock option granted to a ten percent stockholder, 110% of the fair market value of a share of our common stock at the time of grant. Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee at grant. The repricing of stock options granted under the 2023 Omnibus Incentive Plan is prohibited without prior approval of our stockholders.

Stock Appreciation Rights

    The Compensation Committee may grant SARs to eligible individuals under the 2023 Omnibus Incentive Plan either in connection with a stock option, which may be exercised only at such times and to the extent the related option is exercisable (each, a “Tandem SAR”), or independent of a stock option (each, a “Non-Tandem SAR”). A SAR is a right to receive a payment in shares of our common stock or cash, as determined by the Compensation Committee, equal in value to the excess of the fair market value of one share of our common stock on the date of exercise over the price per share established in connection with the grant of the SAR. The term of each SAR may not exceed ten years. The per share price of a SAR will be determined by the Compensation Committee at the time of grant and may not be less than 100% of the fair market value of the shares at the time of grant; provided, that the per share price of a Tandem SAR may not be less than the per share exercise price of the related option. The repricing of SARs granted under the 2023 Omnibus Incentive Plan is prohibited without prior approval of our stockholders.

Restricted Stock

    The Compensation Committee may grant shares of restricted stock to eligible individuals under the 2023 Omnibus Incentive Plan. Awards of restricted stock will be subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s award agreement. Except as otherwise provided by the Compensation Committee upon the award of restricted stock, the recipient will generally have the rights of a stockholder with respect to the shares, including, without limitation, the right to vote such shares, the right to receive dividends or distributions and, subject to the vesting conditions set forth in the applicable award agreement, the right to tender such shares. Recipients of restricted stock will enter into an award agreement that provides for the restrictions to which the shares are subject, which may include the attainment of specified performance goals or such other factor as the Compensation Committee may determine, and the criteria or date or dates on which such restrictions will lapse.

Performance Awards

    The Compensation Committee may grant performance awards to eligible individuals under the 2023 Omnibus Incentive Plan which are payable upon the attainment of specific performance goals, either alone or in addition to other awards granted under the 2023 Omnibus Incentive Plan. The performance goals to be achieved during the applicable performance period and the length of the performance period will be determined by the Compensation Committee upon the grant of each performance award. The conditions for grant or vesting and the other provisions of performance awards need not be the same with respect to each participant. Performance awards may be paid in cash, shares of common stock, other property or any combination thereof, in the sole discretion of the Compensation Committee as set forth in the applicable award agreement.

Other Stock-Based Awards

    The Compensation Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards to eligible individuals under the 2023 Omnibus Incentive Plan that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of common stock, including, without limitation, shares of common stock award purely as a bonus and not subject to restrictions or conditions, shares of common stock in payment of amounts due under an incentive plan maintained by the Company or an affiliate, stock equivalent rights, restricted stock units, and Awards valued by reference to book value of shares. Other stock-based awards may be granted alone or in addition to or in tandem with other Awards granted under the 2023 Omnibus Incentive Plan. The Compensation Committee will determine the terms and conditions of any such other stock-based awards, which may include the achievement of specified performance goals and/or a minimum vesting period.

Other Cash-Based Awards

The Compensation Committee may grant awards to eligible individuals under the 2023 Omnibus Incentive Plan that are payable in cash. Such other cash-based awards will be in such form, and dependent on such conditions, as the compensation committee will determine, including, without limitation, being subject to the satisfaction of vesting conditions or awarded purely as a bonus and not subject to restrictions or conditions.

Change in Control

    In the event of a change in control, as defined in the 2023 Omnibus Incentive Plan, except as otherwise provided by the Compensation Committee in an award agreement, a participant’s unvested Awards will not vest automatically, and a participant’s Awards will be treated in accordance with one or more of the following methods, as determined by Compensation Committee: (i) assumed, continued or substituted in accordance with applicable law; (ii) purchased by the Company for an amount equal to the excess (if any) of the applicable change in control price of the shares covering such Awards over the exercise price of the Awards; (iii) all outstanding and unexercised stock options, SARs or any other stock-based award that provides for a participant-elected exercise may be terminated, effective as of the date of the change in control, by delivery of notice of termination at least twenty days prior to such date of termination; and/or (iv) the Compensation Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an Award at any time.

Adjustments

    Subject to the change in control provisions described above, in the event that the Company subdivides (by any split, recapitalization or otherwise) or combines (by reverse split, combination or otherwise) its outstanding shares of common stock, then the respective exercise prices for outstanding Awards that provide for a participant-elected exercise and the number of shares of common stock covered by outstanding Awards will be appropriately adjusted by the Compensation Committee to prevent dilution or enlargement of the rights granted to participants under the 2023 Omnibus Incentive Plan. Further, excepting the transactions described in the prior sentence, in the event that the Company effects any merger, consolidation, statutory exchange, spin-off, reorganization, sale or transfer of all or substantially all of the Company’s assets, or other corporate transaction or event, then: (i) the Share Reserve; (ii) the number and kind of securities to be issued pursuant to Awards; or (iii) the exercise or purchase price thereof, will be appropriately adjusted by the Compensation Committee to prevent dilution or enlargement of the rights granted to participants under the 2023 Omnibus Incentive Plan.

    If any change in the capital structure of the Company occurs that is not described in the prior paragraph, including by reason of any extraordinary dividend (cash or equity), conversion, adjustment, or issuance of any class of securities convertible or exercisable into equity securities of the Company, then the Compensation Committee will adjust any Award and make such other adjustments to the 2023 Omnibus Incentive Plan to prevent dilution or enlargement of the rights granted to participants under the 2023 Omnibus Incentive Plan. The Compensation Committee may also adjust the performance goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items.

Dividends and Dividend Equivalent Rights

    Any dividend or dividend equivalent credited with respect to an Award (except for dividends paid following the grant of unrestricted shares of common stock) will be subject to the same restrictions and risk of forfeiture applicable to the underlying shares and will not be delivered unless and until such Award has vested and been earned.

Amendment and Termination

    Notwithstanding any other provision of the 2023 Omnibus Incentive Plan, the Board may at any time amend any or all of the provisions of the 2023 Omnibus Incentive Plan, or suspend or terminate it entirely, retroactively or otherwise, subject to stockholder approval in certain instances; provided, however, that, unless otherwise required by law or specifically provided in the 2023 Omnibus Incentive Plan, the rights of a participant with respect to Awards granted prior to such amendment, suspension or termination may not be impaired without the consent of such participant.

Transferability

    Awards granted under the 2023 Omnibus Incentive Plan generally are nontransferable, other than by will or the laws of descent and distribution, and all stock options and SARs will be exercisable, during the participant’s lifetime, only by the participant; provided, that the Compensation Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members in such circumstances specified by the Compensation Committee.

Recoupment of Awards

    The 2023 Omnibus Incentive Plan provides that Awards granted under the 2023 Omnibus Incentive Plan are subject to any clawback or recoupment policy that the Company may have in place or any obligation that the Company may have regarding the clawback of incentive-based compensation, in accordance with Section 10D of the Exchange Act, the rules promulgated thereunder, and the listing standards of the NYSE.

Effective Date and Term

    The 2023 Omnibus Incentive Plan was adopted by the Board on April 3, 2023, subject to approval by our stockholders. No Award will be granted under the 2023 Omnibus Incentive Plan on or after the ten-year anniversary of the date on which the 2023 Omnibus Incentive Plan becomes effective, and any outstanding Awards granted prior to such tenth anniversary may extend beyond that date.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information, as of December 31, 2022, relating to the 2014 Omnibus Incentive Plan pursuant to which equity securities of the Company are authorized for issuance.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by shareholders	623,788	14.84	8,792,686

Equity compensation plans not approved by shareholders	N/A	N/A	N/A
Total	623,788	14.84	8,792,686

Federal Income Tax Consequences

    The following discussion is for general information only and is intended to briefly summarize the United States federal income tax consequences to participants arising from participation in the 2023 Omnibus Incentive Plan. This description is a summary only and based on current law, which is subject to change (possibly retroactively). The tax treatment of a participant in the 2023 Omnibus Incentive Plan may vary depending on such person’s particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences. In addition, SARs payable in cash, restricted stock units, and certain other Awards that may be granted pursuant to the 2023 Omnibus Incentive Plan, could be subject to additional taxes unless they are designed to comply with certain restrictions set forth in Section 409A of the Code and guidance promulgated thereunder.

Options and SARs

    Participants will not realize taxable income upon the grant of an option or SAR. Upon the exercise of a nonqualified stock option or an SAR, a participant will recognize ordinary compensation income (subject to the Company’s withholding obligations if an employee) in an amount equal to the excess of (i) the amount of cash and the fair market value of the common stock received, over (ii) the exercise price of the Award. A participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a nonqualified stock option or SAR that equals the fair market value of such shares on the date of exercise. Subject to the discussion under “Tax Consequences to the Company” below, the Company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules. When a participant sells the common stock acquired as a result of the exercise of a nonqualified stock option or SAR, any appreciation (or depreciation) in the value of the common stock after the exercise date is treated as long- or short-term capital gain (or loss) for federal income tax purposes, depending on the holding period. The common stock must be held for more than 12 months to qualify for long-term capital gain treatment.

    Participants eligible to receive an incentive stock option will not recognize taxable income on the grant of an incentive stock option. Upon the exercise of an incentive stock option, a participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the incentive stock option (“ISO Stock”) over the exercise price will increase the alternative minimum taxable income of the participant, which may cause such participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the participant’s regular tax liability in a later year to the extent the participant’s regular tax liability is in excess of the alternative minimum tax for that year.

    Upon the disposition of ISO Stock that has been held for the required holding period (generally, at least two years from the date of grant and one year from the date of exercise of the incentive stock option), a participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the participant for the ISO Stock. However, if a participant disposes of ISO Stock that has not been held for the requisite holding period (a “Disqualifying Disposition”), the participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the incentive stock option (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the participant for such ISO Stock. A participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

    The Company will generally not be entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless a participant makes a Disqualifying Disposition of the ISO Stock. If a participant makes a Disqualifying Disposition, the Company will then, subject to the discussion below under “Tax Consequences to the Company,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a participant under the rules described in the preceding paragraph.

Other Awards

    A participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time the cash is otherwise made available for the participant to draw upon. Individuals will not have taxable income at the time of grant of a restricted stock unit, but rather, will generally recognize ordinary compensation income at the time the participant receives cash or a share of our common stock in settlement of the restricted stock unit, as applicable, in an amount equal to the cash or the fair market value of the common stock received.

    A recipient of a restricted stock award or stock award generally will be subject to tax at ordinary income tax rates on the fair market value of the common stock when it is received, reduced by any amount paid by the recipient; however, if the common stock is not transferable and is subject to a substantial risk of forfeiture when received, a participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock (i) when the common stock first becomes transferable and is no longer subject to a substantial risk of forfeiture, in cases where a participant does not make a valid election under Section 83(b) of the Code, or (ii) when the Award is received, in cases where a participant makes a valid election under Section 83(b) of the Code. If a Section 83(b) election is made and the shares are subsequently forfeited, the recipient will not be allowed to take a deduction for the value of the forfeited shares. If a Section 83(b) election has not been made, any dividends received with respect to a restricted stock award that is subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient; otherwise the dividends will be treated as dividends.

    A participant who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time such individual recognizes income under the rules described above. The tax basis in the common stock received by a participant will equal the amount recognized by the participant as compensation income under the rules described in the preceding paragraph, and the participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse. Subject to the discussion below under “Tax Consequences to the Company,” the Company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.

Tax Consequences to the Company

Reasonable Compensation

    In order for the amounts described above to be deductible by the Company (or its subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

Golden Parachute Payments

    Our ability (or the ability of one of our subsidiaries) to obtain a deduction for future payments under the 2023 Omnibus Incentive Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Compensation of Covered Employees

    The ability of the Company (or its subsidiary) to obtain a deduction for amounts paid under the 2023 Omnibus Incentive Plan could be limited by Section 162(m) of the Code. Section 162(m) limits the Company’s ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m)) in excess of $1,000,000.

New Plan Benefits

    No Awards have been granted or promised under the 2023 Omnibus Incentive Plan. Awards are subject to the discretion of the Compensation Committee and no determination has been made as to the awards that will be granted in the future to specific individuals pursuant to the 2023 Omnibus Incentive Plan. It presently is not possible to determine the benefits or amounts that will be received by or allocated to participants under the 2023 Omnibus Incentive Plan or would have been received by or allocated to participants for the last completed fiscal year if the 2023 Omnibus Incentive Plan then had been in effect because Awards under the 2023 Omnibus Incentive Plan will be made at the discretion of the Compensation Committee. Therefore, a New Plan Benefits table is not provided.

Vote Required

    Approval of Proposal 3 will require the affirmative vote of holders of a majority of votes cast by shares of Class A common stock present in person via webcast or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE 2023 OMNIBUS INCENTIVE PLAN

Proposal 4 — Approval of an Amendment to our Second Amended and Restated Certificate of Incorporation to Provide for Exculpation of Officers

We are asking our stockholders to consider and vote upon a proposal to approve an amendment (the “Charter Amendment”) to our Second Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to reflect new Delaware law provisions regarding exculpation of officers.

Effective August 1, 2022, Section 102(b)(7) of the General Corporation Law of the State of Delaware (“DGCL”) was amended to enable Delaware companies to limit the liability of certain of their officers in limited circumstances. In light of this update to the DGCL, the Board approved, at the recommendation of the Nominating and Corporate Governance Committee, and declared advisable the proposed Charter Amendment to add a provision to the Certificate of Incorporation to limit the liability of certain of the Company’s officers to the extent permitted under the DGCL.

The proposed Charter Amendment would provide as follows (with any additions shown in underlined text and any deletions shown in text that has been struck through):

“ARTICLE VIII.

Section 8.1 Limited Liability of Directors and Officers. To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. If the DGCL or any other law of the State of Delaware is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL or such other law as so amended. Neither the amendment nor repeal of this Article VIII, nor the adoption of any provision of this Second Amended and Restated Certificate of Incorporation inconsistent with this Article VIII, nor, to the fullest extent permitted by the DGCL, any modification of law shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former director or officer of the Corporation existing at the time of such amendment, repeal, adoption or modification.”

The Board believes that including the exculpation provision as provided in the proposed Charter Amendment is necessary to continue to attract and retain experienced and qualified officers. The Board believes that in the absence of such protection, qualified officers might be deterred from serving as officers of the Company due to exposure to personal liability and the risk that substantial expense may be incurred in defending lawsuits, regardless of merit. Further, the Board believes that the proposed Charter Amendment would help facilitate the exercise of business judgment and not negatively impact stockholder rights, particularly taking into account the narrow class and type of claims for which officers’ liability would be exculpated. The proposed Charter Amendment would allow for the exculpation of certain officers of the Company only in connection with direct claims brought by stockholders, including class actions, but would not eliminate such officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. As is currently the case with respect to directors of the Company, the proposed Charter Amendment would also not limit the liability of officers for: (i) any breach of the duty of loyalty to the Company or its stockholders; (ii) any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; and (iii) any transaction from which the officer derived an improper personal benefit.

If the requisite stockholder vote is obtained, we intend to file the Charter Amendment in the form attached hereto as Annex C with the Delaware Secretary of State as soon as practicable thereafter. The Charter Amendment will become effective upon filing with the Delaware Secretary of State. The Board may, at any time prior to effectiveness, abandon the Charter Amendment without further action by the stockholders or the Board (even if the requisite stockholder vote is obtained).

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE CHARTER AMENDMENT TO PROVIDE FOR EXCULPATION OF OFFICERS.

Other Matters

    The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this Proxy Statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: April [●] , 2023

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Alan H. Fishman
Alan H. Fishman
Non-Executive Chairperson of the Board of Directors

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

    The following table sets forth information regarding the beneficial ownership of our Class A common stock as of April 10, 2023 for:

•    each beneficial owner of more than 5% of any class of our outstanding shares;

•    each of our named executive officers;

•    each of our directors; and

•    all of our executive officers and directors as a group.

    Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws.

Class A common stock(1)(2)
Name of Beneficial Owner(3)	Number	Percentage
Principal Stockholders:
The Vanguard Group(4)	[●]	[●]
BlackRock, Inc.(5)	[●]	[●]
Named Executive Officers and Directors:
Alan H. Fishman	[●]	[●]
Brian Harris(6)	[●]	[●]
Mark Alexander	[●]	[●]
Douglas Durst(7)	[●]	[●]
Pamela McCormack(8)	[●]	[●]
Jeffrey Steiner	[●]	[●]
David Weiner	[●]	[●]
Paul J. Miceli	[●]	[●]
Robert Perelman(9)	[●]	[●]
Kelly Porcella	[●]	[●]
Other Executive Officers	[●]	[●]
Executive Officers and Directors as a group (11 persons)	[●]	[●]

* Represents less than 1%

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Second Amended and Restated Registration Rights Agreement

    We entered into an amended and restated registration rights agreement pursuant to which we may be required to register the sale of shares of our Class A common stock held by certain of our existing investors. The registration rights agreement also requires us to make available and keep effective shelf registration statements permitting sales of shares into the market from time to time over an extended period. In addition, certain of our investors have the ability to exercise certain piggyback registration rights in connection with registered offerings requested by any of such holders or initiated by us. On January 28, 2015, certain provisions of the registration rights agreement relating to Demand Registrations and Piggyback Registrations (each as defined therein), and procedures relating to cutbacks were amended. On December 1, 2016, the agreement was further amended regarding Shelf Registration mechanics and participation in Underwritten Registrations (each as defined therein) and on February 15, 2017, the agreement was amended relating to the mechanics of Piggyback Registrations. On March 3, 2017, in connection with the closing of RREF II Ladder LLC’s (“Related”) investment in Ladder, Ladder, certain pre-IPO stockholders and Related entered into a Second Amended and Restated Registration Rights Agreement to, among other things, provide Related with customary registration rights with respect to its shares.

    Mr. Harris, Ms. McCormack, Mr. Perelman and Mr. Fishman, as individuals, and Mr. Durst, through a corporation had an interest in this agreement during calendar year 2022.

Firm Relationships

    McDermott Will & Emery (“MWE”), of which Mr. Steiner is currently a Partner, provides legal services to the Company. Expenditures by or on behalf of the Company to MWE for legal services for the year ended December 31, 2022 totaled $1.5 million, which represented 0.092% of MWE’s consolidated gross revenue.

During 2022, Mr. Steiner’s son, Andrew Steiner, whose hire date preceded Mr. Steiner’s joining the Board, left his employment with Ladder. At the time, he was a director-level originator at the Company and during the year ended December 31, 2022, his compensation from the Company exceeded $120,000. Andrew Steiner’s compensation and other benefits for the year ended December 31, 2022 were comparable to those of other employees of the Company in similar positions and determined by the Company consistent with its compensation practices applicable to other similarly situated employees.

Mr. Fishman serves on the board of directors of Santander Holdings USA, Inc. but does not have a material interest ownership in that firm. In November 2022, a subsidiary of Ladder entered into a Master Repurchase Agreement (“MRA”) with Amherst Pierpont Securities LLC (“Amherst”), a subsidiary of Santander Holdings USA, Inc. The MRA does not commit Ladder or Amherst to pay any fees or enter into any transactions, but similar to the other repurchase agreements the Company has in place with various counterparties, it establishes a framework for future negotiated transactions. Transactions would include the repurchase financing of securities in CUSIP form, and the negotiated terms would include the securities collateral to be repurchased, the amount and cost of the repurchase financing, and the repurchase date. Transactions would be subject to margin calls if the value of the securities collateral deteriorates, with market value determined by third party sources or by Amherst, and any cash posted as margin would earn interest. During the year ended December 31, 2022, Ladder did not execute any repurchase transactions under the MRA.

Conflicts of Interest and Related Party Transactions

    The Board has adopted a written policy for approval of transactions between the Company and its directors, director nominees, executive officers, greater than five percent beneficial owners and their respective immediate family members, where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single calendar year and the related party to the transaction has or will have a direct or indirect material interest. The Audit Committee and Risk and Underwriting Committee review transactions subject to the policy and decide whether or not to approve or ratify those transactions. In doing so, such committees determine whether the transaction is in the best interests of the Company. In addition, our Nominating and Corporate Governance Committee also determines the impact or potential impact on a director’s independence in the event the related party is a director, an immediate family member of a director, or an entity in which a director is a partner, stockholder or executive officer. We cannot assure you that these policies will be successful in eliminating the influence of conflicts of interest. These policies may be amended from time to time at the discretion of our Board.

Annex A

RECONCILIATION OF NON-GAAP MEASURES

For the fourth quarter of 2020, the Company began utilizing distributable earnings, distributable EPS, and after-tax distributable return on average equity (“ROAE”), non-GAAP financial measures, as supplemental measures of our operating performance. We believe distributable earnings, distributable EPS, and after-tax distributable ROAE assist investors in comparing our operating performance and our ability to pay dividends across reporting periods on a more relevant and consistent basis by excluding from GAAP measures certain non-cash expenses and unrealized results as well as eliminating timing differences related to securitization gains and changes in the values of assets and derivatives. In addition, we use distributable earnings, distributable EPS and after-tax distributable ROAE: (i) to evaluate our earnings from operations; (ii) because management believes that it may be a useful performance measure for us; and (iii) because our Board of Directors considers distributable earnings in determining the amount of quarterly dividends. Distributable earnings replaced our prior presentation of core earnings, and core earnings presentations from prior reporting periods have been recast as distributable earnings.

    Prior to the final exchanges of the pre-IPO limited partners (“Continuing LCFH Limited Partners”) into Class A common stock in the third quarter of 2020, we considered the Class A common stockholders of the Company and Continuing LCFH Limited Partners, who held Class B common stock, to have had fundamentally equivalent interests in our pre-tax earnings and net income. Accordingly, for purposes of computing distributable earnings, distributable EPS and after-tax distributable ROAE, we start with pre-tax earnings or net income and adjust for other noncontrolling interest in consolidated joint ventures, but we do not adjust for amounts attributable to noncontrolling interest held by Continuing LCFH Limited Partners.

Distributable Earnings
We define distributable earnings as income before taxes adjusted for: (i) real estate depreciation and amortization; (ii) the impact of derivative gains and losses related to the hedging of assets on our balance sheet as of the end of the specified accounting period; (iii) unrealized gains/(losses) related to our investments in fair value securities and passive interest in unconsolidated ventures; (iv) economic gains on loan sales not recognized under GAAP accounting for which risk has substantially transferred during the period and the exclusion of resultant GAAP recognition of the related economics during the subsequent periods; (v) unrealized provision for loan losses and unrealized real estate impairment; (vi) realized provisions for loan losses and realized real estate impairment; (vii) non-cash stock-based compensation; and (viii) certain transactional items. For the purpose of computing distributable earnings, management recognizes loan and real estate losses as being realized generally in the period in which the asset is sold or the Company determines a decline in value to be non-recoverable and the loss to be nearly certain.

For distributable earnings, we include adjustments for economic gains on loan sales not recognized under GAAP accounting for which risk has substantially transferred during the period and exclude the resultant GAAP recognition of the related economics during the subsequent periods. This adjustment is reflected in distributable earnings when there is a true risk transfer on the mortgage loan transfer and settlement. Historically, this adjustment has represented the impact of economic gains/(discounts) on intercompany loans secured by our own real estate which we had not previously recognized because such gains were eliminated in consolidation. Conversely, if the economic risk was not substantially transferred, no adjustments to net income would be made relating to those transactions for distributable earnings purposes. Management believes recognizing these amounts for distributable earnings purposes in the period of transfer of economic risk is a reasonable supplemental measure of our performance.
We do not designate derivatives as hedges to qualify for hedge accounting and therefore any net payments under, or fluctuations in the fair value of, our derivatives are recognized currently in our GAAP income statement. However, fluctuations in the fair value of the related assets are not included in our income statement. We consider the gain or loss on our hedging positions related to assets that we still own as of the reporting date to be “open hedging positions.” While recognized for GAAP purposes, we exclude the results on the hedges from distributable earnings until the related asset is sold and/or the hedge position is considered “closed,” whereupon they would then be included in distributable earnings in that period. These are reflected as “Adjustments for unrecognized derivative results” for purposes of computing distributable earnings for the period. We believe that excluding these specifically identified gains and losses associated with the open hedging positions adjusts for timing differences between when we recognize changes in the fair values of our assets and changes in the fair value of the derivatives used to hedge such assets.

Our investments in Agency interest-only securities and equity securities are recorded at fair value with changes in fair value recorded in current period earnings. We believe that excluding these specifically identified gains and losses associated with the fair value securities adjusts for timing differences between when we recognize changes in the fair values of our assets. With regard to securities valuation, distributable earnings includes a decline in fair value deemed to be an impairment for GAAP purposes only if the decline is determined to be nearly certain to be eventually realized. In those cases, an impairment is included in distributable earnings for the period in which such determination was made.

Distributable EPS
    Distributable EPS is defined as after-tax distributable earnings divided by the adjusted weighted average diluted shares outstanding during the period. The adjusted weighted average diluted shares outstanding is defined as the GAAP weighted average diluted shares outstanding, which prior to the final exchanges of the Continuing LCFH Limited Partners, was adjusted for shares issuable upon conversion of all Class B common stock, if excluded from the GAAP measure because they would have an anti-dilutive effect. The inclusion of shares issuable upon conversion of Class B common stock is consistent with the inclusion of income attributable to noncontrolling interest in operating partnership in distributable earnings and after-tax distributable earnings. As of September 30, 2020, all Class B common stock had been converted into Class A common stock.

    Set forth below is an unaudited reconciliation of net income (loss) before taxes to after-tax distributable earnings, and an unaudited computation of distributable EPS ($ in thousands, except per share data):

	Year Ended December 31,
	2022	2021	2020
Income (loss) before taxes	$170,214	$57,821	$(19,247)
Net (income) loss attributable to noncontrolling interests in consolidated ventures and operating partnership (GAAP)(1)	(23,088)	(371)	(5,559)
Our share of real estate depreciation, amortization and gain adjustments(2)	(29,188)	1,662	22,493
Adjustments for unrecognized derivative results(3)	(9,381)	(7,534)	2,738
Unrealized (gain) loss on fair value securities	86	91	(225)
Adjustment for economic gain on loan sales not recognized under GAAP for which risk has been substantially transferred, net of reversal/amortization	1,356	3,063	912
Adjustment for impairment(4)	6,816	(8,713)	9,125
Non-cash stock-based compensation	31,584	15,321	41,761
Transactional adjustments	—	—	(680)
Distributable earnings(5)	148,399	61,340	51,318
Distributable estimated corporate tax benefit (expense)(6)	(2,002)	(740)	4,750
After-tax distributable earnings(5)	$146,397	$60,600	$56,068	(7)
Weighted average diluted shares outstanding	125,824	124,563	118,712
Distributable EPS(5)	$1.16	$0.49	$0.47
(1)    Prior to the final exchanges of the Continuing LCFH Limited Partners into Class A common stock in the third quarter of 2020, we considered the Class A common stockholders of the Company and Continuing LCFH Limited Partners to have had fundamentally equivalent interests in our pre-tax earnings. Accordingly, for purposes of computing distributable earnings we start with pre-tax earnings and adjust for other noncontrolling interest in consolidated joint ventures, but we did not adjust for amounts attributable to noncontrolling interest held by Continuing LCFH Limited Partners. As of December 31, 2020, there are no remaining Continuing LCFH Limited Partners. Amount includes $17 thousand and $16 thousand of net income, which are included in net (income) loss attributable to noncontrolling interest in operating partnership on the consolidated statements of income for the years ended December 31, 2021 and 2020, respectively.

(2)    The following is a reconciliation of GAAP depreciation and amortization to our share of real estate depreciation, amortization and gain adjustments amounts presented in the computation of distributable earnings in the preceding table ($ in thousands):

	Year Ended December 31,
	2022	2021	2020
Total GAAP depreciation and amortization	$32,673	$37,801	$39,079
Less: Depreciation and amortization related to non-rental property fixed assets	(42)	(99)	(99)
Less: Non-controlling interests in consolidated ventures’ share of accumulated depreciation and amortization and unrecognized passive interest in unconsolidated ventures	(1,943)	(2,933)	(2,377)
Our share of real estate depreciation and amortization	30,688	34,769	36,603

Realized gain from accumulated depreciation and amortization on real estate sold (refer to below)	(68,992)	(31,219)	(14,677)
Less: Non-controlling interests in consolidated ventures’ share of accumulated depreciation and amortization on real estate sold	10,879	—	2,667
Our share of accumulated depreciation and amortization on real estate sold	(58,113)	(31,219)	(12,010)
Less: Our share of operating lease income on above/below market lease intangible amortization	(1,763)	(1,888)	(2,100)
Our share of real estate depreciation, amortization and gain adjustments	$(29,188)	$1,662	$22,493

GAAP gains/losses on sales of real estate include the effects of previously recognized real estate depreciation and amortization. For purposes of distributable earnings, our share of real estate depreciation and amortization is eliminated and, accordingly, the resultant gain/losses also must be adjusted. The following is a reconciliation of the related consolidated GAAP amounts to the amounts reflected in distributable earnings:

	Year Ended December 31,
	2022	2021	2020
GAAP realized gain on sale of real estate, net	$115,998	$55,766	$32,102
Adjusted gain/loss on sale of real estate for purposes of distributable earnings	(57,885)	(24,547)	(20,092)
Our share of accumulated depreciation and amortization on real estate sold	$58,113	$31,219	$12,010

(3)    The following is a reconciliation of GAAP net results from derivative transactions to our hedging unrecognized result presented in the computation of distributable earnings in the preceding table ($ in thousands):

	Year Ended December 31,
	2022	2021	2020
Net results from derivative transactions	$(12,360)	$(1,749)	$15,270
Hedging interest expense	(1,652)	(4,534)	(2,309)
Hedging realized result	4,631	(1,251)	(10,223)
Adjustments for unrecognized derivative results	$(9,381)	$(7,534)	$2,738

(4)    For the year ended December 31, 2020, the Company recorded a total current expected credit losses (“CECL”) provision for loan loss of $18.3 million, of which $9.2 million was determined to be non-recoverable. The adjustment reflects the portion of such loan loss provision that management has determined to be recoverable. Prior to the January 1, 2020 implementation of CECL, all GAAP provisions for loan loss had been included in the computation of distributable earnings.

(5)    In the fourth quarter of the year ended December 31, 2020, the Company adopted the use of distributable earnings, Distributable EPS and After-tax distributable ROAE as a replacement for core earnings, Core EPS and After-tax core ROAE as noted within “Reconciliation of Non-GAAP measures” above. Distributable earnings replaced our prior presentation of core earnings, and core earnings presentations from prior reporting periods have been recast as distributable earnings.

(6)    Distributable estimated corporate tax benefit (expense) based on effective tax rate applied to distributable earnings generated by the activity within our taxable REIT subsidiaries.

(7)    Our results of operations in the second quarter of 2020 were significantly impacted by the actions we took to generate liquidity and pay down mark-to-market debt in direct response to the highly volatile market conditions that occurred due to the COVID-19 pandemic. The actions taken by management had multiple impacts on distributable earnings for the three months ended June 30, 2020. In late March of 2020, as the COVID-19 crisis continued to unfold, the ability of repurchase financing counterparties to determine the value of collateral in the form of commercial mortgage-backed securities (“CMBS”) was impaired as trading volumes in the commercial real estate (“CRE”) securities market were at depressed levels characterized by very few buyers and very few, typically distressed, sellers. As a result, the Company received margin calls on its securities repurchase financing, all of which were successfully satisfied by the Company in cash in a timely manner. Management and the Board, as stockholders owning over 10% of the Company and as accountable stewards of all stockholders’ capital, elected to strategically position the Company for potential long-term volatility due to the COVID-19 pandemic. The Company therefore took decisive defensive actions, including halting new investment activity, selling performing loans and highly rated securities, paying down debt, including mark-to-market debt that was otherwise not due, as well as hiring professional service firms. These actions were significant strategic shifts to position the Company defensively against highly volatile market conditions caused by the COVID-19 pandemic. The financial impact of such actions aggregated to a $16.9 million net reduction to distributable earnings for the three months ended June 30, 2020. The reduction included $34.5 million of losses comprised of (a) $6.7 million of losses from sales of performing first mortgage loans included in sale of loans, net; (b) $15.4 million of losses from sales of CMBS; (c) $3.7 million of losses from conduit loan sales; (d) $6.5 million of prepayment penalties related to paydowns of mark-to-market debt included in interest expense; (e) $2.1 million of professional fee expenses included in operating expenses primarily for advisory fees related to increasing liquidity and paying down debt with $20 thousand in fees related to employee health and safety, compliance with local, state and national guidelines, and head count reduction; and (f) $0.2 million of severance costs included in compensation and employee benefits. The losses were partially offset by $19.0 million of gains from the repurchase of and extinguishment of unsecured corporate bond debt at a discount from par net of $1.5 million of accelerated premium amortization included in interest expense.

After-Tax Distributable ROAE
    After-tax distributable ROAE is presented on an annualized basis and is defined as after-tax distributable earnings divided by the average total shareholders’ equity and noncontrolling interest in operating partnership during the period. The inclusion of noncontrolling interest in operating partnership is consistent with the inclusion of income attributable to noncontrolling interest in operating partnership in after-tax distributable earnings. Set forth below is an unaudited computation of after-tax distributable ROAE ($ in thousands):

	Year Ended December 31,
	2022	2021	2020
After-tax distributable earnings	$146,397	$60,600	$56,068
Average stockholders' equity and NCI in operating partnership	1,506,810	1,517,044	1,524,596
After-tax distributable ROAE(1)	9.7%	4.0%	3.7%

(1) In the fourth quarter of the year ended December 31, 2020, the Company adopted the use of After-tax distributable ROAE as a replacement for After-tax core ROAE.

Non-GAAP Measures - Limitations
Our non-GAAP financial measures have limitations as analytical tools. Some of these limitations are:
•distributable earnings, distributable EPS and after-tax distributable ROAE do not reflect the impact of certain cash charges resulting from matters we consider not to be indicative of our ongoing operations and are not necessarily indicative of cash necessary to fund cash needs;
•distributable EPS and after-tax distributable ROAE are based on a non-GAAP estimate of our effective tax rate, including the impact of Unincorporated Business Tax and the impact of our election to be taxed as a REIT effective January 1, 2015. Our actual tax rate may differ materially from this estimate; and
•other companies in our industry may calculate non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures.
Because of these limitations, our non-GAAP financial measures should not be considered in isolation or as a substitute for net income (loss) attributable to shareholders, earnings per share or book value per share, or any other performance measures calculated in accordance with GAAP. Our non-GAAP financial measures should not be considered an alternative to cash flows from operations as a measure of our liquidity.
In addition, distributable earnings should not be considered to be the equivalent to REIT taxable income calculated to determine the minimum amount of dividends the Company is required to distribute to shareholders to maintain REIT status. In order for the Company to maintain its qualification as a REIT under the Internal Revenue Code, we must annually distribute at least 90% of our REIT taxable income. The Company has declared, and intends to continue declaring, regular quarterly distributions to its shareholders in an amount approximating the REIT’s net taxable income.
In the future, we may incur gains and losses that are the same as or similar to some of the adjustments in this presentation. Our presentation of non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.

Annex B

LADDER CAPITAL CORP
2023 OMNIBUS INCENTIVE PLAN

ARTICLE I
PURPOSE

The purpose of this Ladder Capital Corp 2023 Omnibus Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan is effective as of the date set forth in Article XV, and shall supersede and replace in its entirety the Ladder Capital Corp 2014 Omnibus Incentive Plan (the “Prior Plan”), subject to approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware; provided, that any outstanding awards granted under the Prior Plan shall continue to be governed by, and subject to, the terms of the applicable award agreement and the Prior Plan.
ARTICLE II
DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:
2.1 “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that, unless otherwise determined by the Committee, the Shares subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.
2.2 “Applicable Law” means the requirements relating to the administration of equity-based awards and the related shares under U.S. state corporate law, U.S. federal and state securities laws, the rules of any stock exchange or quotation system on which the shares are listed or quoted, and any other applicable laws, including tax laws, of any U.S. or non-U.S. jurisdictions where Awards are, or will be, granted under the Plan.
2.3 “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Other Stock-Based Award or Other Cash-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms and conditions of, a written agreement executed by the Company and the Participant.
2.4 “Award Agreement” means the written or electronic agreement, contract, certificate, or other instrument or document evidencing the terms and conditions of an individual Award. Each Award Agreement shall be subject to the terms and conditions of the Plan.
2.5 “Board” means the Board of Directors of the Company.
2.6 “Cause” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, offer letter, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform the Participant’s duties or responsibilities for any reason other than illness or incapacity, repeated or material violation of any employment policy, violation or breach of any confidentiality agreement, work product agreement or other agreement between the Participant and the Company, or materially unsatisfactory performance of the Participant’s duties for the Company or an Affiliate, as determined by the Committee in its good faith discretion; or (b) in the case where there is an employment agreement, offer letter, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.
2.7 “Change in Control” has the meaning set forth in 11.2.
2.8 “Change in Control Price” has the meaning set forth in Section 11.1.
2.9 “Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any guidance and treasury regulation promulgated thereunder.
2.10 “Committee” means any committee of the Board duly authorized by the Board to administer the Plan. If no committee is duly authorized by the Board to administer the Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan. The Board may abolish any Committee or re-vest in itself any previously delegated authority from time to time, and will retain the right to exercise the authority of the Committee to the extent consistent with Applicable Law.
2.11 “Common Stock” means the Class A common stock, $0.001 par value per share, of the Company.
2.12 “Company” means Ladder Capital Corp, a Delaware corporation, and its successors by operation of law.
2.13 “Consultant” means any natural person who is an advisor, consultant or other service provider to the Company or its Affiliates.
2.14 “Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.
2.15 “Effective Date” means the effective date of the Plan as defined in Article XV.
2.16 “Eligible Employees” means each employee of the Company or an Affiliate.
2.17 “Eligible Individual” means an Eligible Employee, Non-Employee Director or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the terms and conditions set forth herein.
2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.19 “Fair Market Value” means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date (or on the last preceding trading date if Shares were not traded on such date): (a) as reported on the principal national securities exchange in the United States on which it is then traded or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.
2.20 “Family Member” means “family member” as defined in Section A.1.(a)(5) of the general instructions of Form S-8.

2.21 “GAAP” means generally accepted accounting principles.
2.22 “Good Reason” means, with respect to a Participant’s Termination of Employment: (a) in the case where there is no employment agreement, offer letter, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “good reason” (or words or a concept of like import)), a voluntary termination due to good reason, as the Committee, in its sole discretion, decides to treat as a Good Reason termination; or (b) in the case where there is an employment agreement, offer letter, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “good reason” (or words or a concept of like import), a termination due to good reason (or words or a concept of like import), as defined in such agreement at the time of the grant of the Award.
2.23 “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee who is an employee of the Company, its Subsidiaries or its Parents (if any) under the Plan and that is intended to be, and designated as, an “Incentive Stock Option” within the meaning of Section 422 of the Code.
2.24 “Lead Underwriter” has the meaning set forth in Section 14.21.
2.25 “Lock-Up Period” has the meaning set forth in Section 14.21.
2.26 “Non-Employee Director” means a member of the Board or the board of directors of an Affiliate who is not an active employee of the Company or an Affiliate.
2.27 “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.
2.28 “Non-Tandem Stock Appreciation Right” shall mean the right to receive an amount in cash and/or Shares equal to the difference between (x) the Fair Market Value of a Share on the date such right is exercised, and (y) the aggregate exercise price of such right.
2.29 “Other Cash-Based Award” means an Award granted pursuant to Section 10.3 of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.
2.30 “Other Stock-Based Award” means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Shares, including, without limitation, an Award valued by reference to an Affiliate.
2.31 “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.
2.32 “Participant” means an Eligible Individual to whom an Award has been granted pursuant to the Plan.
2.33 “Performance Award” means an Award granted to a Participant pursuant to Article IX of the Plan contingent upon achieving certain Performance Goals.
2.34 “Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable, which are based on performance criteria selected by the Committee.
2.35 “Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.
2.36 “Plan” means this Ladder Capital Corp 2023 Omnibus Incentive Plan, as amended from time to time.
2.37 “Prior Plan” has the meaning set forth in Article I.
2.38 “Prior Plan Award” means an award outstanding under the Prior Plan as of the Effective Date.
2.39 “Proceeding” has the meaning set forth in Section 14.10.
2.40 “Reference Stock Option” has the meaning set forth in Section 7.1.

2.41 “Restricted Stock” means an Award of Shares under the Plan that is subject to restrictions under Article VIII.
2.42 “Restriction Period” has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.
2.43 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.
2.44 “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.
2.45 “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.46 “Share” means a share of Common Stock.
2.47 “Stock Appreciation Right” shall mean the right pursuant to an Award granted under Article VII.
2.48 “Stock Option” or “Option” means any option to purchase Shares granted to Eligible Individuals granted pursuant to Article VI.
2.49 “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
2.50 “Substitute Award” has the meaning set forth in Section 4.1(b).
2.51 “Tandem Stock Appreciation Right” shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or Shares equal to the difference between (i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Shares covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).
2.52 “Ten Percent Stockholder” means a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parents.
2.53 “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.
2.54 “Termination of Consultancy” means: (a) that the Consultant is no longer acting as an advisor, consultant or other service provider to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of such Consultant’s consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter, provided that any such change to the definition of the term “Termination of Consultancy” does not subject the applicable Award to Section 409A of the Code.
2.55 “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company or an Affiliate; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of such Non-Employee Director’s directorship, such Non-Employee Director’s ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.
2.56 “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence approved by the Company) of a Participant from the Company or an Affiliate; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of such Eligible Employee’s employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter, provided that any such change to the definition of the term “Termination of Employment” does not subject the applicable Award to Section 409A of the Code.
2.57 “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.
ARTICLE III
ADMINISTRATION

3.1 The Committee. The Plan shall be administered and interpreted by the Committee. To the extent required by Applicable Law, it is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3(b)(3), and (b) an “independent director” under the rules of any national securities exchange or national securities association, as applicable. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.
3.2 Grants of Awards. Subject to the terms of the Plan and Applicable Law, the Committee shall have full authority to grant Awards to Eligible Individuals under the Plan. In particular, the Committee shall have the authority:
a.to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;
b.to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;
c.to determine the number of Shares to be covered by each Award granted hereunder;
d.to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule (or acceleration thereof), or any forfeiture restrictions or waiver thereof, regarding any Award and the Shares relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);
e.to determine the amount of cash to be covered by each Award granted hereunder;
f.to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;
g.to determine whether and under what circumstances an Award may be settled in cash, Shares, other property or a combination of the foregoing;
h.to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;
i.to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of Shares acquired pursuant to the exercise or vesting of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award or Shares;
j.to modify, extend or renew an Award, subject to Article XII and Section 6.4(1); and

k.solely to the extent permitted by Applicable Law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan.
3.3 Guidelines. Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by Applicable Law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements or sub-plans relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special rules, sub-plans, guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to satisfy or accommodate applicable foreign laws or to qualify for preferred tax treatment of such domestic or foreign jurisdictions.
3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.
3.5 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairperson and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by Applicable Law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.
3.6 Designation of Consultants/Liability; Delegation of Authority.
a.The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by Applicable Law) may grant authority to officers of the Company to grant Awards and/or execute agreements or other documents on behalf of the Committee.
b.The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by Applicable Law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.
c.The Committee may delegate any or all of its powers and duties under the Plan to a subcommittee of directors or to any officer of the Company, including the power to perform administrative functions and grant Awards; provided, that such delegation does not (i) violate Applicable Law, or (ii) result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. Upon any such delegation, all references in the Plan to the “Committee,” shall be deemed to include any subcommittee or officer of the Company to whom such powers have been delegated by the Committee. Any such delegation shall not limit the right of such subcommittee members or such an officer to receive Awards. The Committee may also appoint agents who are not executive officers of the Company or members of the Board to assist in administering the Plan; provided, however, that such individuals may not be delegated the authority to grant or modify any Awards that will, or may, be settled in Shares.
3.7 Indemnification. To the maximum extent permitted by Applicable Law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any right of indemnification the employees, officers, directors or members or former officers, directors or members may have under Applicable Law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to such individual under the Plan.
ARTICLE IV
SHARE LIMITATION

4.1 Shares.
a.Share Reserve. The aggregate number of Shares that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 3,000,000 Shares (subject to any increase or decrease pursuant to Section 4.2 of the Plan), plus an additional amount, not to exceed 10,253,867 Shares, remaining available for new awards under the Prior Plan as of the Effective Date (together, the “Share Reserve”), which may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Company or both. The maximum number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be equal to the Share Reserve. To the extent that an Award or a Prior Plan Award expires or is canceled, forfeited, or terminated for any reason without issuance of the full number of Shares to which the Award or the Prior Plan Award related, the number of unissued Shares underlying such Award or Prior Plan Award will be added back to the Share Reserve. Any Award settled in cash will not count against the Share Reserve. Notwithstanding anything to the contrary contained herein, the following Shares subject to an Award or a Prior Plan Award shall not be added back to the Share Reserve: (i) any Shares delivered, withheld or surrendered in payment of any exercise or purchase price of a Stock Option or Stock Appreciation Right, (ii) any Shares delivered, withheld or surrendered to satisfy any tax withholding obligations, (iii) any Shares repurchased on the open market with the proceeds from the exercise or purchase price of a Stock Option or Stock Appreciation Right, and (iv) any Shares covered by a stock-settled Stock Appreciation Right or other Awards or Prior Plan Awards that were not issued upon the settlement of the Award or the Prior Plan Award.
b.Substitute Awards. Awards may be granted in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards will not count against the Share Reserve; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding Stock Options intended to qualify as Incentive Stock Options will count against the Incentive Stock Option limit above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may, if and to the extent determined by the Board and subject to compliance with applicable stock exchange requirements, be used for Awards under the Plan and shall not reduce the Share Reserve; provided, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not, prior to such acquisition or combination, employed by (and who were not non-employee directors or other service providers of) the Company or any Subsidiary immediately prior to such acquisition or combination.
c.Annual Non-Employee Director Award Limitation. The maximum value of Awards granted during any calendar year to any Non-Employee Director may not exceed, when taken together with any cash fees paid to such Non-Employee Director during such calendar year for such individual’s service on the Board, $750,000 in total value (based on the Fair Market Value of the Shares underlying the Award as of the grant date for Restricted Stock Awards and Other Stock-Based Awards, and based on the grant date fair value for accounting purposes for Stock Options and Stock Appreciation Rights); provided, that for any calendar year in which a Non-Employee Director (i) first commences service on the Board, (ii) serves on a special committee of the Board, or (iii) serves as lead director or chairperson of the Board, such limit shall be $1,000,000.
4.2 Adjustments.
a.The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.
b.Subject to the provisions of Section 11.1 of the Plan:
i.If the Company at any time subdivides (by any split, recapitalization or otherwise) the outstanding Shares into a greater number of Shares, or combines (by reverse split, combination or otherwise) its outstanding Shares into a lesser number of Shares, then the respective exercise prices for outstanding Awards that provide for a Participant-elected exercise and the number of Shares covered by outstanding Awards shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
ii.Excepting transactions covered by Section 4.2(b)(i) hereof, if the Company effects any merger, consolidation, statutory exchange, spin-off, reorganization, sale or transfer of all or substantially all the Company’s assets or business, or other corporate transaction or event in such a manner that the Company’s outstanding Shares are converted into the right to receive (or the holders of Common Stock are entitled to receive in exchange therefor), either immediately or upon liquidation of the Company, securities or other property of the Company or other entity, then, subject to the provisions of Section 11.1 of the Plan, (A) the aggregate number or kind of securities that thereafter may be issued under the Plan, (B) the number or kind of securities or other property (including cash) to be issued pursuant to Awards granted under the Plan (including as a result of the assumption of the Plan and the obligations hereunder by a successor entity, as applicable), or (C) the exercise or purchase price thereof, shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
iii.If there shall occur any change in the capital structure of the Company other than those covered by Section 4.2(b)(i) or 4.2(b)(ii) hereof, including by reason of any extraordinary dividend (whether cash or equity), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of equity securities of the Company, then the Committee shall adjust any Award and make such other adjustments to the Plan to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
iv.The Committee may adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by GAAP or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other Company public filing.
v.Any such adjustment determined by the Committee pursuant to this Section 4.2(b) shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Any adjustment to, or assumption or substitution of, an Award under this Section 4.2(b) shall be intended to comply with the requirements of Section 409A of the Code and Treasury Regulation §1.424-1 (and any amendments thereto), to the extent applicable. Except as expressly provided in this Section 4.2 or in the applicable Award Agreement, a Participant shall have no additional rights under the Plan by reason of any transaction or event described in this Section 4.2.

4.3 Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued Shares are issued under the Plan, such Shares shall not be issued for a consideration that is less than as permitted under Applicable Law.
4.4 Dividends and Dividend Equivalents. Any dividend or dividend equivalent credited with respect to an Award (except for dividends paid following the grant of unrestricted (i.e., fully vested) Shares) shall be subject to restrictions and a risk of forfeiture to the same extent as the Award with respect to which such Shares or other property has been distributed and shall not be delivered unless and until such Award has vested and been earned.
ARTICLE V
ELIGIBILITY

5.1 General Eligibility. All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.
5.2 Incentive Stock Options. Notwithstanding the foregoing, only Eligible Employees who are employees of the Company, its Subsidiaries or its Parents (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.
5.3 General Requirement. The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an Eligible Employee, Consultant or Non-Employee Director, as applicable.
ARTICLE VI
STOCK OPTIONS

6.1 Options. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Each Stock Option granted under the Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.
6.2 Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options; provided, however, that Incentive Stock Options may only be granted to an Eligible Employee who is an employee of the Company, its Subsidiaries or its Parents (if any). The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.
6.3 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.
6.4 Terms of Options. Options granted under the Plan shall be evidenced by an Award Agreement and subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:
a.Exercise Price. The exercise price per Share subject to a Stock Option shall be determined by the Committee at the time of grant; provided, that the per Share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Shares at the time of grant.
b.Stock Option Term. The term of each Stock Option shall be fixed by the Committee; provided. that no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted; provided, further, that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five (5) years.

c.Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 6.4, Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.
d.Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 6.4(c) hereof, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise (which may be electronic) to the Company specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by Applicable Law, if the Shares are traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, with the consent of the Committee, having the Company withhold Shares issuable upon exercise of the Stock Option, or by payment in full or in part in the form of Shares owned by the Participant, based on the Fair Market Value of the Shares on the payment date as determined by the Committee). No Shares shall be issued until payment therefor, as provided herein, has been made or provided for by the Participant.
e.Non-Transferability of Options. No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section 6.4(e) is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award Agreement. Any Shares acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award Agreement.
f.Termination by Death or Disability. Unless otherwise provided in the applicable Award Agreement or otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or in the case of the Participant’s death, by the legal representative of the Participant’s estate) at any time within a period of one (1) year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, in the event of a Participant’s Termination by reason of Disability, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.
g.Involuntary Termination Without Cause or for Good Reason. Unless otherwise provided in the applicable Award Agreement or otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by involuntary termination by the Company without Cause or by the Participant for Good Reason, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of six (6) months from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.
h.Voluntary Resignation. Unless otherwise provided in the applicable Award Agreement or otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is voluntary without Good Reason (other than a voluntary termination described in Section 6.4(i)(y) hereof), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of thirty (30) days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.
i.Termination for Cause. Unless otherwise provided in the applicable Award Agreement or otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in Section 6.4(h) hereof) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon immediately terminate and expire as of the date of such Termination.
j.Unvested Stock Options. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.
k.Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three (3) months prior to the date of exercise thereof (or such other period as required by Applicable Law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.
l.Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of Award Agreement as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without such Participant’s consent and provided further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Substitute Awards that are Stock Options or Stock Appreciation Rights may have an exercise price that is less than the Fair Market Value of a Share on the date of the substitution if such substitution complies with Section 409A of the Code and other Applicable Law. Notwithstanding any other term or condition of the Plan, except in connection with a corporate transaction involving the Company in accordance with Section 4.2 hereof, the repricing of Stock Options is prohibited without prior approval of the stockholders of the Company. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (x) any action that is treated as a “repricing” under GAAP and (y) repurchasing for cash or canceling an Option at a time when its exercise price is greater than the Fair Market Value of the underlying Shares in exchange for another Award. A cancellation and exchange under clause (y) would be considered a “repricing” regardless of whether it is treated as a “repricing” under GAAP and regardless of whether it is voluntary on the part of the Participant.
m.Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the Shares subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and be treated as Restricted Stock. Unvested Shares so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.
n.Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Non-Qualified Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise the Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the Shares underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option, subject to Section 14.4. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.
ARTICLE VII
STOCK APPRECIATION RIGHTS

7.1 Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.
7.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted under the Plan shall be evidenced by an Award Agreement and subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:
a.Exercise Price. The exercise price per Share subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant; provided, that the per Share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Shares at the time of grant; provided, further, that the per Share exercise price of a Tandem Stock Appreciation Right shall not be less than the per Share exercise price of the Reference Stock Option.
b.Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of Shares covered by the Reference Stock Option shall not be reduced until, and then only to the extent that the exercise or termination of the Reference Stock Option causes, the number of Shares covered by the Tandem Stock Appreciation Right to exceed the number of Shares remaining available and unexercised under the Reference Stock Option.
c.Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.4(c) hereof.
d.Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent that the related Tandem Stock Appreciation Rights have been exercised.
e.Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Shares (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one Share over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of Shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.
f.Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of Shares to be issued under the Plan.
g.Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.4(e) of the Plan.
7.3 Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan.

7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted under the Plan shall be evidenced by an Award Agreement and subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:
a.Exercise Price. The exercise price per Share subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant; provided, that the per Share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Shares at the time of grant.
b.Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.
c.Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 7.4, Non-Tandem Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.
d.Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 7.4(c), Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award Agreement, by giving written notice of exercise (which may be electronic) to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.
e.Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Shares (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one Share on the date that the right is exercised over the Fair Market Value of one Share on the date that the right was awarded to the Participant.
f.Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the applicable Award Agreement and the Plan, upon a Participant’s Termination for any reason, Non-Tandem Stock Appreciation Rights will remain exercisable following a Participant’s Termination on the same basis as Stock Options would be exercisable following a Participant’s Termination in accordance with the provisions of Sections 6.4(f) through 6.4(j).
g.Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.
7.5 Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Stock Appreciation Right on a cashless basis on the last day of the term of such Stock Appreciation Right if the Participant has failed to exercise the Stock Appreciation Right as of such date, with respect to which the Fair Market Value of the Shares underlying the Stock Appreciation Right exceeds the exercise price of such Stock Appreciation Right on the date of expiration of such Stock Appreciation Right, subject to Section 14.4 hereof. Stock Appreciation Rights may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate. Notwithstanding any other term or condition of the Plan, except in connection with a corporate transaction involving the Company in accordance with Section 4.2 hereof, the repricing of Stock Appreciation Rights is prohibited without prior approval of the stockholders of the Company. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (x) any action that is treated as a “repricing” under GAAP and (y) repurchasing for cash or canceling a Stock Appreciation Right at a time when its exercise price is greater than the Fair Market Value of the underlying Shares in exchange for another Award. A cancellation and exchange under clause (y) would be considered a “repricing” regardless of whether it is treated as a “repricing” under GAAP and regardless of whether it is voluntary on the part of the Participant.

ARTICLE VIII
RESTRICTED STOCK

8.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2 hereof), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee shall determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock Award, subject to the conditions and limitations contained in the Plan, including any vesting or forfeiture conditions during the applicable restriction period. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals) or such other factor as the Committee may determine in its sole discretion.
8.2 Awards and Certificates. Eligible Individuals selected to receive Restricted Stock shall not have any right with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company, to the extent required by the Committee, and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:
a.Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3 hereof, the purchase price for shares of Restricted Stock may be zero to the extent permitted by Applicable Law, and, to the extent not so permitted, such purchase price may not be less than par value.
b.Acceptance. Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock Award Agreement and by paying whatever price (if any) the Committee has designated thereunder.
c.Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Ladder Capital Corp (the “Company”) 2023 Omnibus Incentive Plan (the “Plan”) and an Agreement entered into between the registered owner and the Company dated [ ]. Copies of such Plan and Agreement are on file at the principal office of the Company.”
d.Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.
8.3 Restrictions and Conditions. Restricted Stock Awards granted under the Plan shall be evidenced by an Award Agreement and subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:
a. Restriction Period.
i.The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the applicable Award Agreement, and such Award Agreement shall set forth a vesting schedule and any event that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii) hereof and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.
ii.If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.
b.Rights as a Stockholder. Except as provided in Section 8.3(a) hereof and this Section 8.3(b), or as otherwise determined by the Committee in an Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including, without limitation, the right to vote such shares, the right to receive dividends or distributions (subject to Section 4.4 hereof), and, subject to and conditioned upon the full vesting of the shares of Restricted Stock, the right to tender such shares.
c.Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.
d.Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by Applicable Law or other limitations imposed by the Committee.
ARTICLE IX
PERFORMANCE AWARDS

The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals either alone or in addition to other Awards granted under the Plan. The Performance Goals to be achieved during the Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The conditions for grant or vesting and the other provisions of Performance Awards (including, without limitation, any applicable Performance Goals) need not be the same with respect to each Participant. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee as set forth in the applicable Award Agreement.
ARTICLE X
OTHER STOCK-BASED AND CASH-BASED AWARDS

10.1 Other Stock-Based Awards. The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, including but not limited to, Shares awarded purely as a bonus and not subject to restrictions or conditions, Shares in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, and Awards valued by reference to book value of Shares. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which, such Awards shall be made, the number of Shares to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Shares under such Awards upon the completion of a specified Performance Period. The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion.

10.2 Terms and Conditions. Other Stock-Based Awards granted under the Plan shall be evidenced by an Award Agreement and subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:
a.Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, Shares subject to Awards made under this Article X may not be Transferred prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
b.Vesting. Any Award under this Article X and any Shares covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.
c.Price. Shares under this Article X may be issued for no cash consideration. Shares purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.
10.3 Other Cash-Based Awards. The Committee may from time to time grant Other Cash-Based Awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by Applicable Law, as it shall determine in its sole discretion. Other Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of an Other Cash-Based Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.
ARTICLE XI
CHANGE IN CONTROL PROVISIONS

11.1 Benefits. In the event of a Change in Control (as defined below), and except as otherwise provided by the Committee in an Award Agreement, a Participant’s unvested Awards shall not vest automatically and a Participant’s Awards shall be treated in accordance with one or more of the following methods as determined by the Committee:
a.Awards, whether or not then vested, shall be continued, assumed, or have new rights substituted therefor, as determined by the Committee in its sole discretion in a manner consistent with the requirements of Section 409A of the Code, and restrictions to which shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Shares on such terms as determined by the Committee; provided, that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).
b.The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess (if any) of the Change in Control Price (as defined below) of the Shares covered by such Awards, over the aggregate exercise price of such Awards. For purposes hereof, “Change in Control Price” shall mean the highest price per Share paid in any transaction related to a Change in Control of the Company.
c.The Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant-elected exercise, effective as of the date of the Change in Control, by delivering notice of termination to each Participant at least twenty (20) days prior to the date of consummation of the Change in Control, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Change in Control, each such Participant shall have the right to exercise in full all of such Participant’s Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award Agreements), but any such exercise shall be contingent on the occurrence of the Change in Control; provided, that if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.
d. Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an Award at any time.

11.2 Change in Control. Unless otherwise determined by the Committee in the applicable Award Agreement or other written agreement with a Participant approved by the Committee, a “Change in Control” shall be deemed to occur if:
a.any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;
b.during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section 11.2 or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-l 1 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;
c.a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in Section 11.2(a) hereof) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or
d.a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.
Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.
ARTICLE XII
TERMINATION OR AMENDMENT OF PLAN

Notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any Applicable Law), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by Applicable Law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant; provided, further, that without the approval of the holders of the Shares entitled to vote in accordance with Applicable Law, no amendment may be made that would (i) increase the aggregate number of Shares that may be issued under the Plan (except by operation of Section 4.2); (ii) change the classification of individuals eligible to receive Awards under the Plan; (iii) reduce the exercise price of any Stock Option or Stock Appreciation Right; (iv) grant a new Stock Option, Stock Appreciation Right, or other Award in substitution for, or upon the cancellation of, any previously granted Stock Option or Stock Appreciation Right that has the effect of reducing the exercise price thereof; (v) exchange any Stock Option or Stock Appreciation Right for Shares, cash, or other consideration when the exercise price per Share under such Stock Option or Stock Appreciation Right exceeds the Fair Market Value of a Share; or (vi) take any other action that would be considered a “repricing” of a Stock Option or Stock Appreciation Right under the applicable listing standards of the national exchange on which the Common Stock is listed (if any). In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under Financial Industry Regulatory Authority (FINRA) rules and regulations or the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Award Agreement at any time without a Participant’s consent to comply with Applicable Law, including, without limitation, Section 409A of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.
ARTICLE XIII
UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which is not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.
ARTICLE XIV
GENERAL PROVISIONS

14.1 Legend. The Committee may require each person receiving Shares pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such Shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for Shares delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If the Shares are held in book-entry form, then the book-entry will indicate any restrictions on such Shares.
14.2 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.
14.3 No Right to Employment/Directorship/Consultancy. Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other Eligible Employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an Eligible Employee is employed or a Consultant or Non-Employee Director is retained to terminate such employment, consultancy or directorship at any time.
14.4 Withholding of Taxes. A Participant shall be required to pay to the Company or one of its Affiliates, as applicable, or make arrangements satisfactory to the Company regarding the payment of, any income tax, social insurance contribution or other applicable taxes that are required to be withheld in respect of an Award. The Committee may (but is not obligated to), in its sole discretion, permit or require a Participant to satisfy all or any portion of the applicable taxes that are required to be withheld with respect to an Award by (a) the delivery of Shares (which are not subject to any pledge or other security interest) having an aggregate Fair Market Value equal to such withholding liability (or portion thereof); (b) having the Company withhold from the Shares otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting, or settlement of the Award, as applicable, a number of Shares with an aggregate Fair Market Value equal to the amount of such withholding liability; or (c) by any other means specified in the applicable Award Agreement or otherwise determined by the Committee.

14.5 Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards, or other securities or property shall be used or paid in lieu of fractional Shares or whether any fractional shares should be rounded, forfeited, or otherwise eliminated.
14.6 No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.
14.7 Listing and Other Conditions.
a.Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of Shares pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.
b.If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to Shares or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.
c.Upon termination of any period of suspension under this Section 14.7, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.
d.A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.
14.8 Stockholders Agreement and Other Requirements. Notwithstanding anything herein to the contrary, as a condition to the receipt of Shares pursuant to an Award under the Plan, to the extent required by the Committee, the Participant shall execute and deliver a stockholder’s agreement or such other documentation that shall set forth certain restrictions on transferability of the Shares acquired upon exercise or purchase, and such other terms as the Board or Committee shall from time to time establish. Such stockholder’s agreement or other documentation shall apply to the Shares acquired under the Plan and covered by such stockholder’s agreement or other documentation. The Company may require, as a condition of exercise, the Participant to become a party to any other existing stockholder agreement (or other agreement).
14.9 Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).
14.10 Jurisdiction; Waiver of Jury Trial. Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.
14.11 Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.
14.12 Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.
14.13 Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Shares pursuant to Awards hereunder.
14.14 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.
14.15 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.
14.16 Section 16(b) of the Exchange Act. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.16, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
14.17 Section 409A of the Code. The Plan and Awards are intended to comply with or be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with or be exempt from Section 409A of the Code and to the extent such provision cannot be amended to comply therewith or be exempt therefrom, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in the Plan or Award Agreement, any payments) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period.
14.18 Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

14.19 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.
14.20 Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.
14.21 Lock-Up Agreement. As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Shares (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Shares or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Shares (except Shares included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-Up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Shares acquired pursuant to an Award until the end of such Lock-Up Period.
14.22 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.
14.23 Clawback. All Awards (including any proceeds, gains, or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company clawback or similar policy, including any clawback or similar policy adopted to comply with Applicable Law (including, without limitation, Section 10D of the Exchange Act and any rules or regulations promulgated thereunder from time to time by the U.S. Securities and Exchange Commission, and the listing standards of any national securities exchange or association on which the Company’s securities are listed) as set forth in such policy or the Award Agreement. A Participant’s acceptance of an Award will constitute the Participant’s acknowledgement of and consent to the Company’s application, implementation, and enforcement of any applicable Company clawback or similar policy that may apply to the Participant, whether adopted before or after the Effective Date, and any Applicable Law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Participant’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or Applicable Law, without further consideration or action.
14.24 Data Privacy. As a condition of receipt of any Award, each Participant (a) explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, as further described in this Section 14.24 and any other grant materials, by the Company and its Affiliates, for the purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan; (b) understands that, in furtherance of such implementation, administration, and management of the Plan, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), and details of all Awards or other entitlements to Shares canceled, exercised, vested, unvested or outstanding in Participant’s favor (the “Data”); (c) understand that, in addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any broker with whom the Shares issued upon vesting of the Award may be deposited, and that these recipients may be located in Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Participant’s country; and (d) authorizes the Company and such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, require any necessary corrections to the Data to make such Data factually accurate, in any case without cost, by contacting Participant’s local human resources representative. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.
ARTICLE XV
EFFECTIVE DATE OF PLAN

The Plan shall become effective on June 6, 2023, subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.
ARTICLE XVI
TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the earlier of the date that the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth (10th) anniversary may extend beyond that date.

Annex C

SECOND AMENDMENT
TO THE SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

If our stockholders approve Proposal 4, Ladder Capital Corp intends to file with the Delaware Secretary of State the documents necessary to amend Article VIII of the Second Amended and Restated Certificate of Incorporation, as amended, as follows (with any additions shown in underlined text and any deletions shown in text that has been struck through):

ARTICLE VIII.

Section 8.1 Limited Liability of Directors and Officers. To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. If the DGCL or any other law of the State of Delaware is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL or such other law as so amended. Neither the amendment nor repeal of this Article VIII, nor the adoption of any provision of this Second Amended and Restated Certificate of Incorporation inconsistent with this Article VIII, nor, to the fullest extent permitted by the DGCL, any modification of law shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former director or officer of the Corporation existing at the time of such amendment, repeal, adoption or modification.

**SCAN TO**
**VIEW MATERIALS & VOTE**

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V04092-P85622

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

LADDER CAPITAL CORP

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of the below Nominees to the Board of Directors. | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Nominees:**

01) Brian Harris
02) Mark Alexander

**The Board of Directors recommends you vote FOR the following proposals:**

**NOTE:** In their discretion, proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V04093-P85622

**LADDER CAPITAL CORP**
**Annual Meeting of Stockholders**
**June 6, 2023, 1:00 PM, EDT**
**This proxy is solicited by the Board of Directors**

The stockholder(s) hereby appoint(s) Paul J. Miceli and Kelly Porcella, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of LADDER CAPITAL CORP that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM, EDT on June 6, 2023, at www.virtualshareholdermeeting.com/LADR2023, or any adjournment(s) or postponement(s) thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**Continued and to be signed on reverse side**